USAZ Van Kampen Aggressive Growth Fund

USAZ Strategic Growth Fund

USAZ Alliance Capital Technology Fund

USAZ Templeton Developed Markets Fund

AZOA Global Opportunities Fund

USAZ Alliance Capital Large Cap Growth Fund

USAZ Van Kampen Growth Fund

AZOA Growth Fund

USAZ PIMCO Renaissance Fund

USAZ PIMCO Value Fund

USAZ American Growth Fund

USAZ Van Kampen Comstock Fund

USAZ PIMCO Growth and Income Fund

USAZ Van Kampen Growth and Income Fund

USAZ Alliance Capital Growth and Income Fund

AZOA Diversified Assets Fund

AZOA Fixed Income Fund

AZOA Money Market Fund

[GRAPHIC]


USAllianz VIP Funds

Annual Report


December 31, 2001


                                     [LOGO] USAllianz Funds

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

                               Table of Contents

                    USAZ Van Kampen Aggressive Growth Fund
                                    Page 2

                          USAZ Strategic Growth Fund
                                    Page 4

                        AZOA Global Opportunities Fund
                                    Page 6

                          USAZ Van Kampen Growth Fund
                                    Page 8

                               AZOA Growth Fund
                                    Page 10

                           USAZ American Growth Fund
                                    Page 12

                         USAZ Van Kampen Comstock Fund
                                    Page 14

                    USAZ Van Kampen Growth and Income Fund
                                    Page 16

                         AZOA Diversified Assets Fund
                                    Page 18

                            AZOA Fixed Income Fund
                                    Page 20

                            AZOA Money Market Fund
                                    Page 22

                      Schedules of Portfolio Investments
                                    Page 23

                     Statements of Assets and Liabilities
                                    Page 60

                           Statements of Operations
                                    Page 64

                      Statements of Changes in Net Assets
                                    Page 68

                         Notes to Financial Statements
                                    Page 72

                             Financial Highlights
                                    Page 81

                         Independent Auditors' Report
                                    Page 99

  USAZ Van Kampen Aggressive Growth Fund

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Aggressive Growth Fund and Van Kampen Investment Advisory Corp. serves as Specialist Manager to the Fund.

Van Kampen Investment Advisory Corp. is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen's assets under management or supervision as of December 31, 2001 were more than $76 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.



How did the Fund perform from the Fund's inception on May 1, 2001 through the period ended on December 31, 2001?
The Fund posted a total return of -19.00% during the period. The Fund's benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, posted a -8.64% and -3.38% total return for the same period, respectively.

What were conditions like in the economy and the stock market during the period? The U.S. economy suffered its first recession in ten years, despite a series of aggressive interest rate cuts by the Federal Reserve Board (the "Fed") aimed at stimulating economic growth. Corporate profits suffered in that environment, causing investors to sell stocks. Growth stocks performed especially poorly as profit growth weakened and investors favored more defensive, value-oriented shares. The terrorist attacks of September 11 further weakened the economy and investor confidence that the economy would rebound quickly. Stocks suffered severe losses following the attacks. However, during the fourth quarter of 2001, stocks staged a rally as evidence suggested that the economy was exhibiting signs of renewed strength.

How did you position the Fund in that environment?
The stocks in which the Fund invests performed poorly as the economy weakened and corporate profits shrank. The Fund's technology stocks were the biggest hindrance to the portfolio's performance during the period, although the Fund was underweighted in the technology sector relative to its benchmark. Minor positions in building product firms and industrial machinery manufacturers also dampened performance.

On the positive side, the Fund benefited from its positions in shares of biotechnology and pharmaceutical firms. The health-care sector was seen as a relative "safe-haven" during the market downturn, and benefited from a large number of new products. The Fund benefited early in the period from its exposure to consumer cyclicals and retailers, as consumers favored discount merchandisers in the weak economic environment. An example of a stock that benefited the Fund is Nvidia Corp. (1.58% of net assets), which manufacturers chips for the Microsoft X-Box video game console.*

What is your outlook for mid-cap stocks during the coming months?
We feel that the Fed's rate cuts, along with fiscal stimulus packages, will help revive the economy and corporate profits in 2002. However, we will maintain a cautious approach until we see signs that an economic recovery is sustainable. However, valuations on many stocks are still relatively high, which we believe may limit their upside potential.

Going forward, we will maintain our position in industry leaders, and remain sector neutral until it is more clear which companies are experiencing stronger profits. We will look to increase the Fund's exposure to select technology stocks in sectors such as niche semiconductors and application software as market conditions improve.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2001.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  USAZ Van Kampen Aggressive Growth Fund Review

Fund Objective

The Fund's investment objective is capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks or other equity securities, including preferred stocks and convertible securities, that the Fund's Specialist Manager believes have an above-average potential for capital growth.


                                    [CHART]

            USAZ Van Kampen
           Aggressive Growth   Russell Midcap   Russell 2500
                 Fund           Growth Index    Growth Index
           -----------------   -------------    ------------
5/01           $10,000           $10,000           $10,000
5/01             9,740             9,953            10,290
6/01             9,390             9,958            10,523
7/01             9,000             9,287             9,747
8/01             8,300             8,614             9,099
9/01             7,140             7,190             7,674
10/01            7,460             7,946             8,431
11/01            7,940             8,801             9,159
12/01            8,100             9,136             9,662


AggregateTotal Return as of December 31, 2001

                                                         Since
                                                       Inception
                                                       (5/1/01)
               -------------------------------------------------
                USAZ Van Kampen Aggressive Growth Fund  -19.00%
               -------------------------------------------------
                Russell Midcap Growth Index              -8.64%
               -------------------------------------------------
                Russell 2500 Growth Index                -3.38%
               -------------------------------------------------


The Fund's performance is compared to the Russell Midcap Growth Index and the Russell 2500 Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Such charges, fees and tax payments would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  USAZ Strategic Growth Fund

USAllianz Advisers, LLC serves as the Manager for the USAZ Strategic Growth Fund and Van Kampen Asset Management, Inc. serves as Specialist Manager to the Fund.

Van Kampen Asset Management, Inc. is a wholly owned subsidiary of Van Kampen Investments, Inc. Van Kampen's assets under management or supervision as of December 31, 2001 were more than $76 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.



How did the Fund perform from its inception on May 1, 2001 through the period ended on December 31, 2001?
The Fund delivered a -7.30% total return during the period. The Fund's benchmark, the Russell 1000 Growth Index, returned -10.69% during that period.

What factors affected the Fund's performance during the period?
U.S. economic growth was extremely weak. The Federal Reserve Board (the "Fed") aggressively cut short-term interest rates in an effort to boost the economy but failed to prevent the economy from sliding into a recession during the period.

Stocks performed poorly in that challenging economic environment. Growth stocks were especially hard hit, as investors shifted money into defensive value stocks that they felt could potentially hold up better during tough economic times. Stocks suffered further losses following the terrorist attacks on September 11, which further damaged the economy and hurt investor sentiment. However, stocks posted strong returns late in the period due to signs of renewed economic strength.

How did you position the Fund in that environment?
The Fund's performance was dampened by its position in technology stocks, which suffered as the economic and corporate profit environment weakened. The Fund's exposure to shares of building product firms and industrial machinery manufacturers also adversely affected performance.

The Fund gained from its biotechnology and pharmaceutical stock holdings. Investors during the period favored the health-care sector, which was not badly affected by the economic cycle. Many health-care firms also benefited from the introduction of new products during the period. Early in the period, the Fund also profited from its positions in discount retailers, which experienced relatively strong demand as economic growth slowed and investors worried about a recession.

What is your outlook for stocks during the coming months?
We believe that the economy and corporate profits will rebound somewhat during 2002, due to the Fed's series of aggressive rate cuts as well as fiscal stimulus packages. We believe stock performance should improve in that environment.

We will remain cautious, however, until there are clearer signs that the economic recovery is under way. We are concerned that valuations on many stocks are still high, and could suffer further losses if the economy continues to struggle. We will continue to focus on industry-leading companies, while looking to increase the Fund's exposure to select technology stocks as market conditions improve.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  USAZ Strategic Growth Fund Review

Fund Objective

The Fund's investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in equity securities of all capitalizations, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market.


                                    [CHART]

          USAZ Strategic    Russell 1000
            Growth Fund     Growth Index
             -------          -------
 5/01        $10,000          $10,000
 5/01         10,040            9,853
 6/01          9,650            9,625
 7/01          9,630            9,384
 8/01          8,930            8,617
 9/01          8,180            7,756
10/01          8,520            8,163
11/01          9,080            8,948
12/01          9,270            8,931


AggregateTotal Return as of December 31, 2001

                                                   Since
                                                 Inception
                                                 (5/1/01)
                     -------------------------------------
                      USAZ Strategic Growth Fund   -7.30%
                     -------------------------------------
                      Russell 1000 Growth Index   -10.69%
                     -------------------------------------


The Fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  AZOA Global Opportunities Fund+

[PHOTO]

Ronald M. Clark
Senior Managing Director

Ronald M. Clark leads the team of experienced and knowledgeable equity investment professionals who oversee management of the Growth Fund, Global Opportunities Fund, equity investments of the Diversified Assets Fund and various other domestic and global portfolios. Mr. Clark has nearly three decades of professional investment experience.

Mr. Clark began his career as an investment analyst with Mutual of New York, and joined Allianz Life Insurance Company of North America as Chief Investment Officer in 1973. Along with his primary role as Senior Managing Director of equity investments, he also provides senior level oversight of real estate investments and corporate finance activities.

Mr. Clark obtained both undergraduate and graduate degrees from the University of Wisconsin.


How did the Global Opportunities Fund perform during the 12-month period ended December 31, 2001?
The Fund returned -23.57% for the period. The Fund's benchmark, the MSCI World Index, produced a -16.89% return for the same period.

What was the environment like for the global economy and stock markets during the period?
The global economy weakened considerably during much of the period, due to a slowdown in corporate spending and previous interest-rate increases by the U.S. Federal Reserve Board (the "Fed"). The Fed cut short-term interest rates aggressively during 2001 in an attempt to spark an economic turnaround. Despite those efforts, the economy continued to sputter through much of the year, and its weakness was exacerbated by the September 11 terrorist attacks.

Global stock markets were volatile, as investors trying to predict the direction of the world economy shifted money in and out of equities. Stocks around the world performed well after the Fed's initial rate cuts, but subsequently fell after weak profit reports from a number of large firms. Global markets also plunged in the weeks following the terrorist attacks on New York, Pennsylvania and Washington D.C. However, during the fourth quarter the global economy began to exhibit signs that it may rebound in 2002.

Investors were heartened late in the period by relatively positive economic data, which fueled a surge in worldwide stock markets. Technology stocks, which had been among the worst performers during the first three-quarters of the year, led the gains. Meanwhile, financial-services stocks, which previously benefited from falling interest rates and industry consolidation, lost ground during the fourth quarter.

How did you manage the Fund in that environment?
We overweighted the Fund's allocation to energy stocks early in the period; those shares boosted Fund performance. However, those gains were offset by our overweighted position in shares of telecommunications companies, which experienced a significant slowdown in sales.
Our stock-selection process led us to overweight shares of European firms early in the period because our analysis indicated that those shares appeared to offer better value than their U.S. counterparts. That overweighted position in Europe hampered Fund performance in the second quarter, as U.S. markets responded positively to the Fed's rate cuts while European markets lagged. However, the Fund benefited from some strong stock selections in the consumer staples sector, where stocks such as Sfr Nestle SA (0.51% of net assets) performed well. The Fund's financial-services allocation also boosted performance, due to gains by stocks such as Citigroup, Inc. (2.44% of net assets) and Mellon Financial (0.73%).*

We repositioned the Fund's portfolio in September, to provide shareholders with greater regional and market-cap diversification. We also increased the Fund's emphasis on stock valuations. We feel the Fund benefited in the third quarter from our decision to avoid airline stocks, which were hit particularly hard after the terrorist attacks. The Fund's overweight position in shares of U.S. technology firms boosted returns during the fourth quarter, as they led a dramatic stock-market rebound.

What is your outlook for the global economy and stock markets?
We expect the global economy to rebound somewhat during 2002, spurred by the Fed's rate cuts. We believe a rejuvenated economy should allow global stock markets to provide stronger returns going forward.

We will plan to stay diversified among countries and regions, to help protect shareholders against risks inherent to certain areas. We will also continue to use our bottom-up stock selection process, which we believe helps us identify attractively valued stocks with strong growth potential throughout the world.

+International investing involves increased risk and volatility.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2001.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  AZOA Global Opportunities Fund Review

Fund Objective

The AZOA Global Opportunities Fund which commenced operations on February 1, 2000 seeks long-term growth of capital. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in equity securities, which include common stocks, preferred stocks, convertible securities, warrants and rights of U.S. and foreign issuers. Generally, the companies in which the Fund invests will be conducting business in one of the following seven industry sectors: natural resources, lifestyle, financials, high technology, telemedia, life science, and transportation.


                                    [CHART]

            AZOA Global        MSCI World
           Opportunities          Index
                Fund
              -------           -------
 2/00         $10,000           $10,000
 2/00           9,920            10,026
 3/00          10,520            10,717
 4/00          10,170            10,263
 5/00           9,530            10,002
 6/00           9,820            10,338
 7/00           9,580            10,045
 8/00          10,000            10,371
 9/00           9,220             9,818
10/00           8,970             9,652
11/00           8,410             9,065
12/00           8,500             9,211
 1/01           8,550             9,392
 2/01           7,650             8,598
 3/01           7,070             8,027
 4/01           7,530             8,616
 5/01           7,410             8,496
 6/01           7,167             8,229
 7/01           7,007             8,123
 8/01           6,637             7,732
 9/01           6,016             7,050
10/01           6,146             7,185
11/01           6,387             7,608
12/01           6,497             7,656


AverageAnnual Total Return as of December 31, 2001

                                                            Since
                                                          Inception
                                                  1 Year  (2/1/00)
            -------------------------------------------------------
             AZOA Global Opportunities Fund       -23.57%  -35.03%
            -------------------------------------------------------
             Morgan Stanley Capital International
               (MSCI) World Index                 -16.89%  -23.45%
            -------------------------------------------------------

The Fund's performance is compared to the Morgan Stanley Capital International
(MSCI) World Index, an unmanaged index that measures the performance of a diverse range of developed country global stock markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Such charges, fees and tax payments would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  USAZ Van Kampen Growth Fund

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Growth Fund and Van Kampen Investment Advisory Corp. serves as Specialist Manager to the Fund.

Van Kampen Investment Advisory Corp. is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen's assets under management or supervision as of December 31, 2001 were more than $76 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.


How did the Fund perform from its inception on May 1, 2001 through the period ended on December 31, 2001?
The Fund returned -3.90% during the period. The Fund's benchmark, the S&P 500 Stock Index, delivered a total return of -7.24%.

What were conditions like in the economy and the stock market during the period? Stock prices fell sharply during much of the period due to the economic recession, weak corporate profits and investor uncertainty because of the September 11 terrorist attacks. In fact, the third quarter of 2001 was the worst quarter for stock funds since 1987. The Federal Reserve Board (the "Fed") attempted to spark the economy by cutting short-term interest rates several times. Late in the period, evidence suggested that the economy was indeed showing some signs of strength, helping stocks to rally during the final three months of 2001.

What was your strategy in that environment?
We responded to the challenging market environment by dividing the Fund's portfolio into two components, mitigating risk with the goal of providing greater diversification among growth companies. Half of the portfolio was invested in defensive stocks that we felt would hold up well during an economic downturn. These stocks included technological outsourcers, mortgage companies and food-related firms. We invested the other half of the portfolio in more economically sensitive growth-oriented stocks that we felt stood to benefit from a strengthening economy. Such stocks included consumer cyclicals and retailers.*

This strategy provided us with some downside protection when stock prices fell during the period, while also allowing the Fund to take part in the stock market rally during the fourth quarter of 2001.

What is your outlook for the economy and mid-cap stocks going forward?
It is difficult to predict the direction of the economy. That said, we are seeing an increasing number of positive signs that economic growth is starting to improve and that inflation is remaining low. We believe stocks should benefit in that environment. We will maintain the Fund's mix of defensive stocks and growth-oriented shares until there is clearer evidence about the economy's health. We will also continue to evaluate the Fund's portfolio as companies begin to report earnings for their most recent quarters.

*The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  USAZ Van Kampen Growth Fund Review

Fund Objective

The Fund's investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks and other equity securities of growth companies.


                                    [CHART]

         USAZ Van Kampen         S&P 500
           Growth Fund          Stock Index
             -------             -------
 5/01        $10,000             $10,000
 5/01         10,130              10,067
 6/01          9,900               9,822
 7/01          9,720               9,725
 8/01          9,170               9,117
 9/01          8,070               8,380
10/01          8,490               8,540
11/01          9,280               9,195
12/01          9,610               9,276


AggregateTotal Return as of December 31, 2001

                                                                    Since
                                                                  Inception
                                                                  (5/1/01)
---------------------------------------------------------------------------
  USAZ Van Kampen Growth Fund                                       -3.90%
---------------------------------------------------------------------------
  S&P 500 Stock Index                                               -7.24%
---------------------------------------------------------------------------

The Fund's performance is compared to the S&P 500 Stock Index, an unmanaged index that represents the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  AZOA Growth Fund

[PHOTO]

Ronald M. Clark
Senior Managing Director

Ronald M. Clark leads the team of experienced and knowledgeable equity investment professionals who oversee management of the Growth Fund, Global Opportunities Fund, equity investments of the Diversified Assets Fund and various other domestic and global portfolios. Mr. Clark has nearly three decades of professional investment experience.

Mr. Clark began his career as an investment analyst with Mutual of New York, and joined Allianz Life Insurance Company of North America as Chief Investment Officer in 1973. Along with his primary role as Senior Managing Director of equity investments, he also provides senior level oversight of real estate investments and corporate finance activities.

Mr. Clark obtained both undergraduate and graduate degrees from the University of Wisconsin.


How did the Fund perform during the 12-month period ended December 31, 2001? The Fund delivered a total return of -18.72% for the period ended December 31, 2001. The Fund's benchmark, the S&P 500 Stock Index, returned -11.89% for the same period.

What were conditions like in the economy and the stock market during the 12-months ended December 31, 2001?
The major stock market indices posted losses during the period. U.S. economic growth was extremely weak and the economy eventually slid into its first recession in 10 years. The Federal Reserve Board (the "Fed") attempted to boost economic growth by aggressively cutting short-term interest rates 11 times during the period. Investors, worried that the economic slowdown would hurt corporate profit growth, sold stocks. The terrorist attacks of September 11 further weakened the economy and investors' confidence, in turn sending stock prices lower. However, stocks rallied late in the period due to signs that the economy was regaining some strength. Traditional defensive sectors, such as basic materials and consumer staples, performed relatively well in the weak economic environment, while technology stocks underperformed.

What was your strategy in that environment?
We maintained our disciplined strategy of investing in shares of companies that we believe offer the potential for strong revenue and earnings growth over the long-term. We employ a company-specific, bottom-up approach to identify attractive investments. We generally do not make large bets on any one sector; instead, we focus on individual stock selection among a variety of sectors.

Stocks that helped the Fund's performance during the period included discount retailer Wal-Mart Stores, Inc. (3.54% of net assets), beverage manufacturer PepsiCo. Inc. (2.10%), pharmaceutical manufacturer Pfizer, Inc. (2.94%), food and tobacco producer Philip Morris Companies, Inc. (2.03%), advertising conglomerate Omnicon Group, Inc. (1.10%), pharmaceutical company IDEC Pharmaceuticals Corp. (0.99%) and industrial gas and chemical manufacturer Praxair, Inc. (1.36%).*

What is your outlook for the economy and the stock market going forward?
We believe that the Fed's series of interest rate cuts will help lift the economy out of recession in 2002. However, we think the economic recovery should be mild, helping to keep inflation low and prevent the Fed from having to raise short-term interest rates. We believe stock prices should rise in that environment, as corporate profit growth begins to improve.

Meanwhile, the stock market is trading at attractive valuations. We want to take advantage of opportunities to invest in high-quality firms when we believe share prices are attractive. We plan to continue to focus on the technology sector, which should benefit as technology companies work through excess inventories. We will also plan to shift out of defensive stocks and add to the Fund's cyclical position in anticipation of an economic recovery.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2001.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  AZOA Growth Fund Review

Fund Objective

The AZOA Growth Fund, which commenced operations on November 9, 1999, seeks to provide long-term growth of capital by investing in shares of larger companies primarily traded on U.S. exchanges. The Fund utilizes a bottom-up fundamental analysis and balances growth opportunities and less aggressive investments to manage risk.


                                    [CHART]

          AZOA Growth        S&P 500        Russell 1000     Russell 1000
             Fund         Stock Index       Growth Index         Index
           -------          -------           -------          -------
11/99      $10,000          $10,000           $10,000          $10,000
11/99       10,160           10,096            10,540           10,257
12/99       10,852           10,691            11,636           10,875
 1/00       10,632           10,154            11,090           10,430
 2/00       10,832            9,961            11,632           10,402
 3/00       11,552           10,936            12,465           11,350
 4/00       11,152           10,607            11,872           10,972
 5/00       10,722           10,389            11,274           10,688
 6/00       11,139           10,645            12,128           10,960
 7/00       10,979           10,479            11,623           10,778
 8/00       11,610           11,130            12,675           11,576
 9/00       10,843           10,542            11,476           11,039
10/00       10,592           10,498            10,933           10,906
11/00        9,609            9,670             9,322            9,908
12/00        9,736            9,717             9,027           10,028
 1/01        9,962           10,062             9,650           10,358
 2/01        8,812            9,144             8,012            9,392
 3/01        8,083            8,565             7,140            8,768
 4/01        8,730            9,230             8,043            9,473
 5/01        8,720            9,292             7,925            9,537
 6/01        8,425            9,065             7,741            9,321
 7/01        8,281            8,976             7,548            9,194
 8/01        7,694            8,414             6,930            8,634
 9/01        7,024            7,735             6,239            7,901
10/01        7,292            7,883             6,566            8,066
11/01        7,828            8,488             7,197            8,687
12/01        7,914            8,562             7,183            8,780


AverageAnnual Total Return as of December 31, 2001

                                                       Since
                                                     Inception
                                             1 Year  (11/9/99)
                  --------------------------------------------
                   AZOA Growth Fund          -18.72%  -20.86%
                  --------------------------------------------
                   S&P 500 Stock Index       -11.89%  -14.38%
                  --------------------------------------------
                   Russell 1000 Growth Index -20.42%  -29.89%
                  --------------------------------------------
                   Russell 1000 Index        -12.45%  -13.46%
                  --------------------------------------------

The Fund's performance is compared to the S&P 500 Stock Index (the Fund's benchmark) and also the Russell 1000 Growth Index and the Russell 1000 Index. The S&P 500 Stock Index represents the performance of the large-capitalization equity market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  USAZ American Growth Fund

USAllianz Advisers, LLC serves as the Manager for the USAZ American Growth Fund and Van Kampen Asset Management, Inc. serves as Specialist Manager to the Fund.

Van Kampen Asset Management, Inc. is a wholly owned subsidiary of Van Kampen Investments, Inc. Van Kampen's assets under management or supervision as of December 31, 2001 were more than $76 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.



How did the Fund perform from its inception on May 1, 2001 through the period ended on December 31, 2001?
The Fund delivered a total return of -7.80% during the period. That compared with a -8.64% and -3.38% return for the Fund's benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, respectively.

What were conditions like in the economy and the stock market during the period? During the final months of 2001, signs that the economy was improving helped the stock market rebound to levels not seen since before the September terrorist attacks. Shares of large companies performed well as evidenced by the Russell 1000 Growth Index's/1/ 15.1% gain during the quarter ended December 31, 2001. Technology and consumer cyclical stocks led the stock market rally in the fourth quarter, bolstered by the stronger economic outlook.

How did you manage the Fund in that environment?
The Fund maintained a well-diversified portfolio of approximately 150 stocks. We increased the Fund's position in technology stocks (34.64% of total investments as of December 31, 2001), emphasizing shares of semiconductor manufacturers that typically are among the first companies to benefit from an upturn in the technology sector. We also increased the Fund's position in software companies, which should benefit as companies begin to increase their spending on productivity-enhancing software. The Fund also benefited from its position in discount retailers, which experienced strong demand during the weak economic environment in 2001.*

The Fund's top-performing stocks during the period included retailer e-Bay (1.61% of net assets), and software manufacturers Microsoft Corp. (1.57%) and Peoplesoft (1.29%).*

What is your outlook for the economy and the stock market during the coming months?
We believe that the economy will recover during the second half of 2002, due to the Federal Reserve Board's series of interest rate cuts last year, as well as the prospect of an economic stimulus package. Stocks should perform well as the economy's health and corporate earnings begin to improve.

As the economic environment improves, we will look to become more aggressive in our approach by reducing the number of holdings in the Fund and concentrating on a smaller number of sectors. In particular, we will look to increase the Fund's position in shares of technology firms and consumer discretionary stocks.

/1/The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2001.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  USAZ American Growth Fund Review

Fund Objective

The Fund's investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in equity securities, which include common stocks, preferred stocks and convertible securities, of large capitalization companies (including ADRs, American Depository Shares ("ADS") and U.S. dollar-denominated securities of foreign issuers).


                                    [CHART]

                    USAZ American       Russell Midcap      Russell 2500
                    Growth Fund          Growth Index       Growth Index
                    -----------          ------------       ------------
5/1/01               $10,000              $10,000             $10,000
5/31/01               10,120                9,953              10,290
6/30/01                9,740                9,958              10,523
7/31/01                9,640                9,287               9,747
8/31/01                8,970                8,614               9,099
9/30/01                8,360                7,190               7,674
10/31/01               8,620                7,946               8,431
11/30/01               9,160                8,801               9,159
12/31/01               9,220                9,136               9,662


AggregateTotal Return as of December 31, 2001

                                                    Since
                                                  Inception
                                                  (5/1/01)
                     --------------------------------------
                      USAZ American Growth Fund     -7.80%
                     --------------------------------------
                      Russell Midcap Growth Index   -8.64%
                     --------------------------------------
                      Russell 2500 Growth Index     -3.38%
                     --------------------------------------


The Fund's performance is compared to the Russell Midcap Growth Index and the Russell 2500 Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  USAZ Van Kampen Comstock Fund

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Comstock Fund and Van Kampen Asset Management, Inc. serves as Specialist Manager to the Fund.

Van Kampen Asset Management, Inc. is a wholly owned subsidiary of Van Kampen Investments, Inc. Van Kampen's assets under management or supervision as of December 31, 2001 were more than $76 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.



How did the Fund perform from its inception on May 1, 2001 through the period ended on December 31, 2001?
The Fund delivered a total return of -5.63% during the period. That compares to a -7.24% and -11.55% return for the Fund's benchmarks, the S&P 500 Stock Index and the S&P/BARRA Value Index, respectively.

What factors affected the performance of the Fund?
The economy struggled during the period, eventually falling into a recession. Weak corporate spending and earlier interest-rate increases by the Federal Reserve Board (the "Fed") dampened economic growth. Investors, whose concern that the flagging economy would lead to poor corporate profit growth, fled stocks. Therefore, the stock market performed poorly. The Fed cut interest rates dramatically during 2001 in an attempt to stimulate the economy. However, that action did not take effect quickly enough to prevent a recession and further stock market declines. The value stocks, in which the Fund invests, performed relatively well in that environment compared to more expensive growth-oriented shares.

The terrorist attacks of September 11 exacerbated the economy's weakness by damaging consumer confidence and dampening prospects for industries such as airlines and insurance. Although the stock market fell sharply during the weeks after the attack, it rebounded significantly during the following months, as investors anticipated an economic rebound fueled by the Fed's interest-rate cuts. The major stock market indices jumped more than 20% from October through December. The Fund benefited from the stock market's rebound, gaining 7.00% during the final quarter of 2001.

How did you position the Fund in that environment?
We took advantage of opportunities to buy attractively valued shares of energy firms, which were inexpensive due to investors' concern about low oil prices. We were encouraged by history, which shows that the best time to buy energy stocks is during periods when oil prices are low. This strategy of buying out-of-favor stocks is typical of this Fund's investment approach.

We reduced the Fund's allocation to financial services companies during the period. That decision was based on our concern that the recession will cause more business and consumer bankruptcies, which could hurt banks and other financial-services firms. We believe bank stocks could also suffer if an economic rebound causes the Fed to raise interest rates during the coming months, which we think is likely.*

We maintained a moderate overweight position in undervalued shares of technology companies, particularly electronic- and telecommunications-equipment makers. We maintained a diversified portfolio of technology holdings--24 securities as of the end of the period--in order to mitigate the volatility inherent in the sector. We also increased the diversification of the Fund as a whole, boosting the number of stocks in the portfolio to 115 at the end of the period.*

Finally, we want to reassure investors that the Fund did not own shares of Enron, the large energy-futures trading company that unexpectedly went bankrupt in December 2001.*

How will you manage the Fund going forward?
We do not attempt to make major calls about the direction of the stock market or the overall economy. Instead, we will continue to use a bottom-up stock evaluation process to find undervalued shares of well-established firms. We will also maintain our strategy of selling those stocks when they reach the price that, according to our analysis, reflects the shares' full value.

*The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  USAZ Van Kampen Comstock Fund Review

Fund Objective

The Fund's investment objective is to seek capital growth and income through investing in equity securities, including common stock, preferred stocks and convertible securities. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks. In selecting securities for investment, the Fund focuses primarily on the security's potential for capital growth and income.


                                    [CHART]

           USAZ Van Kampen   S&P 500      S&P/BARRA
            Comstock Fund  Stock Index   Value Index
            -------------  -----------  ------------
5/1/01         $10,000       $10,000      $10,000
5/31/01         10,350        10,067       10,105
6/30/01         10,070         9,822        9,777
7/31/01         10,110         9,725        9,608
8/31/01          9,680         9,117        9,053
9/30/01          8,820         8,380        8,193
10/31/01         8,970         8,540        8,193
11/30/01         9,440         9,195        8,713
12/31/01         9,437         9,276        8,845


AggregateTotal Return as of December 31, 2001

                                                     Since
                                                   Inception
                                                   (5/1/01)
                    ----------------------------------------
                     USAZ Van Kampen Comstock Fund   -5.63%
                    ----------------------------------------
                     S&P 500 Stock Index             -7.24%
                    ----------------------------------------
                     S&P/BARRA Value Index          -11.55%
                    ----------------------------------------


The Fund's performance is compared to the S&P 500 Stock Index and the S&P/BARRA Value Index. The S&P 500 Stock Index represents the performance of the large-capitalization equity market. The S&P/BARRA Value Index consists of firms with lower price-to-book ratios. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  USAZ Van Kampen Growth and Income Fund

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Growth and Income Fund and Van Kampen Asset Management, Inc. serves as Specialist Manager to the Fund.

Van Kampen Asset Management, Inc. is a wholly owned subsidiary of Van Kampen Investments, Inc. Van Kampen's assets under management or supervision as of December 31, 2001 were more than $76 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.


How did the Fund perform from the Fund's inception on May 1, 2001 through the period ended on December 31, 2001?
The Fund produced a -2.41% return during the period. The Fund's benchmarks, the S&P 500 Stock Index and the Russell 1000 Index, posted a -7.24% and -7.32% total return, for the same period, respectively.

What was the environment like in the economy and the stock market during the period?
The economy was weak throughout the period, and eventually fell into a recession. That weakness was caused by previous interest-rate increases by the Federal Reserve Board (the "Fed") in 1999 and 2000, and by a significant slowdown in corporate spending. Those factors dampened economic growth early in the period, despite falling energy prices and strong consumer spending. Weak corporate profits and poor prospects for a quick economic recovery pushed down stock prices. In an attempt to jump-start the economy, the Fed lowered interest rates dramatically throughout the period.

The events of September 11 further hurt the economy and the stock market. The terrorist attacks degraded consumer confidence, leading to a slowdown in consumer spending. The stock market plunged during the weeks following the attacks, and the Fed again reduced rates to support the economy and the market.

The stock market rebounded strongly from October through December, with the major market indices climbing 20% or more. Investors anticipating an economic recovery fueled by the Fed's rate cuts bought shares of companies in cyclical industries such as technology, industrials, and basic materials. The Fund gained 7.27% during the final quarter of 2001.

How did you manage the Fund in that environment?
We emphasized financial-services stocks during much of the period. That move boosted the Fund's performance, as financial-services stocks benefited from industry consolidation and the Fed's interest-rate cuts. After September 11, we reduced the Fund's exposure to shares of commercial banks, which could be hurt by loan defaults from businesses damaged by the attacks, and increased the Fund's stake in insurance companies. Insurance firms were hurt by the attacks, but the industry has dealt with those problems and is now experiencing greater pricing power. Furthermore, insurance stocks are very inexpensive.

We also found opportunities in energy stocks, particularly in shares of exploration and production firms. Those companies suffer less from political instability and weak oil prices than do energy distribution firms. The Fund, which increased its allocation to energy stocks during the period, had no exposure to Enron.*

We reduced the Fund's exposure to cyclical stocks after they rallied and became expensive late in the year. We also added to the Fund's health-care stake, increasing the Fund's weighting in pharmaceutical stocks.

What is your outlook for the economy and the stock market?
We believe that the economy should recover this year, but that the recovery will not be as strong as some investors hoped. Therefore, we feel the stock market may stagnate somewhat after its strong performance at the end of 2001. We will maintain the Fund's strategy of locating undervalued stocks and looking for the presence of a catalyst with the potential to boost the shares' prices.

*The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  USAZ Van Kampen Growth and Income Fund Review

Fund Objective

The Fund's investment objective is long-term growth of capital; current income is a secondary objective. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund normally invests at least 65% of its total assets in income-producing equity securities, including common stocks and convertible securities although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by S&P or by Moody's.


                                    [CHART]

                   USAZ Van Kampen           S&P 500      Russell 1000
               Growth and Income Fund     Stock Index        Index
               ----------------------     -----------        -----
5/1/01                  10,000               10,000         10,000
5/31/01                 10,330               10,067         10,068
6/30/01                 10,138                9,822          9,840
7/31/01                 10,249                9,725          9,706
8/31/01                  9,788                9,117          9,114
9/30/01                  9,097                8,380          8,341
10/31/01                 9,007                8,540          8,515
11/30/01                 9,650                9,195          9,171
12/31/01                 9,759                9,276          9,268



AggregateTotal Return as of December 31, 2001

                                                         Since
                                                       Inception
                                                       (5/1/01)
               -------------------------------------------------
                USAZ Van Kampen Growth and Income Fund   -2.41%
               -------------------------------------------------
                S&P 500 Stock Index                      -7.24%
               -------------------------------------------------
                Russell 1000 Index                       -7.32%
               -------------------------------------------------


The Fund's performance is compared to the S&P 500 Stock Index and the Russell 1000 Index. The S&P 500 Stock Index represents the performance of the large-capitalization equity market. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  AZOA Diversified Assets Fund

[PHOTO]

Gary Brown
Senior Managing Director

Gary Brown leads the team of experienced and knowledgeable investment professionals who oversee management of the Fixed Income Fund, fixed income investments of the Diversified Assets Fund and other fixed income portfolios. Mr. Brown has 27 years of professional investment experience.

[PHOTO]

Ronald M. Clark
Senior Managing Director

Ronald M. Clark leads the team of experienced and knowledgeable equity investment professionals who oversee management of the Growth Fund, Global Opportunities Fund, equity investments of the Diversified Assets Fund and various other domestic and global portfolios. Mr. Clark has nearly three decades of professional investment experience.


How did the Fund perform during the recent 12-month period ended December 31, 2001?
The AZOA Diversified Assets Fund invests approximately 65% of its assets in fixed-income securities, 30% in equities and 5% in money market instruments. We do not attempt to time the market by significantly under- or over-weighting asset classes. The Fund posted a -0.43% total return during the 12-month period from January 1, 2001 through December 31, 2001. In comparison, the Fund's benchmarks, the Lehman Brothers Intermediate Government/Credit Bond Index and the Diversified Assets Customized Blended Index /+/, produced a 8.93% and 3.21% return for the same period, respectively.

What was the environment like in the stock and bond markets during the period? Stocks posted losses during the period, as the U.S. economy weakened and eventually slid into its first recession in 10 years. Investors sold stocks due to concerns that the slowdown would hurt corporate profits. The September 11 terrorist attacks further weakened the economy and investor confidence, driving stocks lower. The Federal Reserve Board (the "Fed") cut interest rates 11 times during the period, in an effort to boost economic growth. Stocks rallied during the final months of 2001 on signs that the Fed's rate cuts and other factors were helping the economy to recover. In the weak economic environment, traditional defensive sectors such as consumer staples and basic materials performed relatively well.

Bonds delivered a strong performance in the falling interest-rate environment, as investors in search of relative safety shifted money into the fixed-income market. Yields on short-term bonds, which are strongly affected by Fed policy, fell more than yields on long-term bonds. Bond performance suffered late in the period; however, anticipating economic recovery investors moved money out of bonds and into stocks. We feel the expectation that the economy would rebound also helped corporate bonds outperform Treasury securities, as investors felt the higher yields on corporate bonds were worth their added risk.

How did you position the Fund in that environment?
Despite the tough economic conditions, we believe the Fund's company-specific investment strategy helped us find opportunities in stocks from a variety of sectors. Such stocks included retailer Wal-Mart Stores, Inc. (1.10% of net assets); beverage manufacturer PepsiCo, Inc. (0.65%); pharmaceutical manufacturers Pfizer, Inc. (0.92%) and IDEC Pharmaceuticals Corp. (0.29%); food and tobacco producer Philip Morris Companies, Inc. (0.63%); advertising conglomerate Omnicon Group, Inc. (0.34%); semiconductor equipment manufacturer Photon Dynamics, Inc. (0.22%); and industrial gas and chemical manufacturer Praxair, Inc. (0.42%).*

In the fixed-income portion of the Fund, we maintained an average maturity longer than that of the benchmark. That strategy helped the Fund to lock in relatively high yields as interest rates fell. The Fund benefited from its overweight position in high-quality corporate bonds. The portfolio's overweight position in mortgage-backed securities also boosted performance, as the relatively stable yields on long-term bonds helped reduce the risk of mortgage prepayments. The average credit quality of the Fund's fixed-income portfolio remained high at AA.*

What is your outlook for stocks and bonds going forward?
We feel the economy will likely rebound during 2002, aided largely by the Fed's 11 rate cuts. We expect the recovery to be mild, which should help to keep inflation low and prevent the Fed from raising short-term interest rates. We think corporate profit growth should begin to recover along with the economy, which should benefit stock prices. We plan to maintain our disciplined investment approach, taking advantage of opportunities to invest in what we believe are attractively valued shares of high-quality firms.

We anticipate that bond yields should remain relatively flat early in 2002, and think they may rise if the economy begins to recover from the recession. We expect to maintain duration slightly longer than our benchmark to attempt to lock in the relatively high yields available on longer-term issues. We believe corporate bonds and mortgage-backed securities should perform well going forward, especially if economic growth improves.

+The Diversified Assets Customized Blended Index is an index created by Allianz of America, Inc. consisting of several securities market indices including 65% of Lehman Brothers Intermediate Government/Credit Bond Index, 25% of the S&P 500 Index and 10% of the 90-day Treasury Bill.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2001.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  AZOA Diversified Assets Fund Review

Fund Objective

The AZOA Diversified Assets Fund, which commenced operations on November 9, 1999, seeks to provide total return consistent with the reduction of long-term volatility by investing within certain percentages of its total assets for the following asset classes: 50-70% for fixed income securities, 20-40% in equity securities and 0 to 20% in money market securities. The Fund actively manages the asset class mix using a consistent and disciplined process consisting of a review of current economic activity, risk profiling, and a fundamental analysis of individual securities.


                                    [CHART]

                         Growth of a $10,000 Investment


                         Lehman Brothers      Diversified
               AZOA        Intermediate    Assets Customized   S&P 500  90-day
           Diversified  Government/Credit       Blended         Stock  Treasury
           Assets Fund      Bond Index           Index          Index    Bill
           -----------  -----------------  -----------------  -------  --------
11/9/1999    $10,000         $10,000            $10,000       $10,000  $10,000
11/30/1999    10,040          10,012             10,011        10,096   10,040
12/31/1999    10,281           9,979             10,141        10,691   10,083
1/31/2000     10,181           9,942              9,994        10,154   10,128
2/29/2000     10,271          10,024             10,005         9,961   10,171
3/31/2000     10,546          10,128             10,322        10,936   10,219
4/30/2000     10,412          10,105             10,234        10,607   10,266
5/31/2000     10,311          10,121             10,197        10,389   10,317
6/30/2000     10,531          10,299             10,382        10,645   10,365
7/31/2000     10,539          10,377             10,398        10,479   10,415
8/31/2000     10,804          10,500             10,645        11,130   10,467
9/30/2000     10,671          10,595             10,573        10,542   10,519
10/31/2000    10,636          10,644             10,599        10,498   10,574
11/30/2000    10,467          10,789             10,489         9,670   10,628
12/31/2000    10,642          10,987             10,632         9,717   10,684
1/31/2001     10,827          11,167             10,844        10,062   10,739
2/29/2001     10,523          11,273             10,668         9,145   10,786
3/31/2001     10,347          11,360             10,556         8,565   10,833
4/30/2001     10,562          11,331             10,747         9,230   10,875
5/31/2001     10,607          11,394             10,807         9,292   10,914
6/30/2001     10,520          11,436             10,767         9,065   10,949
7/31/2001     10,619          11,674             10,890         8,977   10,984
8/31/2001     10,402          11,791             10,793         8,415   11,017
9/30/2001     10,209          11,963             10,680         7,736   11,049
10/31/2001    10,434          12,162             10,847         7,883   11,078
11/30/2001    10,592          12,040             10,986         8,488   11,101
12/31/2001    10,596          11,974             10,972         8,562   11,121



Average Annual Total Return as of December 31, 2001

                                                          Since
                                                        Inception
                                                1 Year  (11/9/99)
               --------------------------------------------------
                 AZOA Diversified Assets Fund    -0.43%    5.96%
               --------------------------------------------------
                Lehman Brothers Intermediate
                  Government/Credit Bond Index    8.93%   19.23%
               --------------------------------------------------
                 S&P 500 Stock Index            -11.89%  -14.38%
               --------------------------------------------------
                 90-day U.S. Treasury Bill        3.43%    5.03%
               --------------------------------------------------
                Diversified Assets Customized
                  Blended Index/+/                3.21%    9.73%
               --------------------------------------------------

The Fund's performance is compared to the Lehman Brothers Intermediate Government/Credit Bond Index, the S&P 500 Stock Index and the Diversified Assets Customized Blended Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. The Lehman Brothers Intermediate Government/Credit Bond Index is generally comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt. The S&P 500 Stock Index represents the performance of the large-capitalization equity market. The Diversified Assets Customized Blended Index, is a blended index created by Allianz of America, Inc. consisting of 65% of the Lehman Brothers Intermediate Government/Credit Bond Index, 25% of the S&P 500 Stock Index and 10% of the 90-day Treasury Bill. The 90-day Treasury bill return tracks the investment returns paid on U.S. Treasury bills maturing in 90 days. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  AZOA Fixed Income Fund

[PHOTO]

Gary Brown
Senior Managing Director

Gary Brown leads the team of experienced and knowledgeable investment professionals who oversee management of the Fixed Income Fund, fixed income investments of the Diversified Assets Fund and other fixed income portfolios. Mr. Brown has 27 years of professional investment experience.
Prior to joining Allianz of America in 1991, Mr. Brown served as Managing Director with CIGNA Investments. During his tenure, he was responsible for the company's public taxable and tax-exempt bond portfolios, as well as fixed income mutual funds and institutional client portfolios. His professional career also includes investment management and research positions with other money management and insurance companies, where he gained broad experience managing portfolios of government, corporate, mortgage-backed, high-yield and convertible securities and a wide range of derivative products.
Mr. Brown earned both his bachelor's and master's degrees from Drexel
University.


How did the Fund perform for the period ended December 31, 2001?
The Fund returned 7.54% during the 12-month period ended December 31, 2001. That compared to a 8.48% return for its benchmark, the Lehman Brothers Government/Credit Bond Index.

What were conditions like in the bond market during the period from January 1, 2001 through December 31, 2001?
The period was characterized by an U.S. economy that steadily weakened and eventually fell into a recession. This economic weakness was a result of factors such as interest rate hikes by the Federal Reserve Board (the "Fed") during 1999 and 2000, and high-energy prices. The Fed attempted to spark the economy by cutting short-term interest rates 11 times during the period, from 6% to 1.75%--what we consider to be an aggressive monetary policy.

Bonds performed well during much of the period, as rates fell and losses in the stock market caused investors to shift money into relatively stable fixed-income securities. However, signs of renewed economic strength late in the period pushed bond yields higher. Bond prices, which move in the opposite direction of yields, fell in that environment. Short-term fixed-income securities, which are significantly affected by Fed policy, outperformed longer-term bonds during the period.

How did you position the Fund in that environment?
The Fund maintained a duration roughly 5% longer than that of its benchmark. That strategy helped the Fund lock in higher yields when rates fell. The Fund also benefited from our decision to overweight mortgage-backed and high-quality corporate issues. Corporate issues outperformed Treasuries because investors, anticipating an economic recovery, sought out the higher yields available on corporate bonds. Mortgage-backed issues also outperformed Treasuries; the stable long-term interest rate environment reduced prepayment risk.

The Fund's sector allocation as of December 31, 2001 was as follows: corporate bonds (44.7% as a percentage of total investments); U.S. Government Bonds (28.4%); U.S. Treasury Securities (17.4%); asset-backed securities (3.9%); foreign government bonds (2.0%) and cash equivalents (3.6%).*

What was the credit rating of the Fund's portfolio?
We maintained an overall credit rating of AA for the Fund's portfolio. That high credit rating is due in part to the Fund's large position in AAA-rated holdings. We also found opportunities among select lower-quality investment-grade corporate issues, which offered higher yields than Treasuries.*

How will you manage the Fund going forward?
We believe the Fed has completed its easing cycle and that its series of rate cuts will begin to boost economic growth early in 2002. We expect bond yields to remain relatively flat during much of the period, perhaps rising late in 2002 as the economy begins to recover.

We plan to maintain a duration slightly longer than the Fund's benchmark. We feel this strategy should help to provide additional yield for shareholders in an environment characterized by stable interest rates. We plan to continue to emphasize corporate and mortgage-backed securities, due to their attractive yields relative to Treasury issues.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2001.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  AZOA Fixed Income Fund Review

Fund Objective

The Fund, which commenced operations on November 9, 1999, seeks to maximize total return and generate current income. It primarily invests in a combination of U.S. dollar-denominated fixed-income securities, including government bonds, corporate bonds, asset-backed securities, mortgage-backed securities and municipal securities with an average maturity between 5 and 13 years when weighted to the Fund's holdings. The Fund utilizes a consistent and disciplined process consisting of global market analysis, risk profiling and fundamental analysis.


                [CHART]

      Growth of a $10,000 Investment

                             Lehman Brothers
              AZOA Fixed    Government/Credit
             Income Fund       Bond Index
             -----------    -----------------
11/9/1999      $10,000          $10,000
11/30/1999       9,883           10,012
12/31/1999       9,821            9,979
1/31/1999        9,781            9,942
2/29/2000        9,891           10,024
3/31/2000       10,033           10,128
4/30/2000        9,992           10,105
5/31/2000        9,959           10,121
6/30/2000       10,174           10,299
7/31/2000       10,278           10,377
8/31/2000       10,444           10,500
9/30/2000       10,518           10,595
10/31/2000      10,573           10,644
11/30/2000      10,755           10,789
12/31/2000      10,971           10,987
1/31/2001       11,175           11,167
2/29/2001       11,279           11,273
3/31/2001       11,302           11,360
4/30/2001       11,235           11,331
5/31/2001       11,299           11,394
6/30/2001       11,338           11,436
731//2001       11,648           11,674
8/31/2001       11,779           11,791
9/30/2001       11,898           11,963
10/31/2001      12,153           12,162
11/30/2001      11,887           12,040
12/31/2001      11,799           11,974

Average Annual Total Return as of December 31, 2001

                                                         Since
                                                       Inception
                                                1 Year (11/9/99)
                ------------------------------------------------
                 AZOA Fixed Income Fund         7.54%    17.99%
                ------------------------------------------------
                 Lehman Brothers
                   Government/Credit Bond Index 8.48%    19.84%
                ------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Government/Credit Bond Index, an unmanaged index that is generally comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, or the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

  AZOA Money Market Fund+

[PHOTO]

Gary Brown
Senior Managing Director

Gary Brown leads the team of experienced and knowledgeable investment professionals who oversee management of the Fixed Income Fund, fixed income investments of the Diversified Assets Fund and other fixed income portfolios. Mr. Brown has 27 years of professional investment experience to the management of the Funds.
Prior to joining Allianz of America in 1991, Mr. Brown served as Managing Director with CIGNA Investments. During his tenure, he was responsible for the company's public taxable and tax-exempt bond portfolios, as well as fixed income mutual funds and institutional client portfolios. His professional career also includes investment management and research positions with other money management and insurance companies, where he gained broad experience managing portfolios of government, corporate, mortgage-backed, high-yield and convertible securities and a wide range of derivative products.
Mr. Brown earned both his bachelor's and master's degrees from Drexel
University.


What were conditions like in the money markets during the period?
The U.S. economy was extremely weak, and eventually slid into a recession during the period. The sluggish economy was exacerbated by the September 11 terrorist attacks. The Federal Reserve Board (the "Fed") aggressively cut short-term interest rates in an effort to boost the falling economy. In all, the Fed cut rates 11 times, from 6% at the beginning of the period to 1.75% by the end. Yields on short-term securities, which are influenced heavily by the Fed's interest rate policy, fell during the period.

How did you position the Fund in that environment?
The Fund's average maturity during the period was approximately 54 days. That position helped the Fund lock in higher yields as rates fell. We maintained a high-quality portfolio comprised mostly of commercial paper, which offered higher yields than Treasury bills.*

What is your outlook going forward, and how will you manage the Fund?
We believe that the Fed has completed its easing cycle and that the economy should begin to improve during the next 12 months. We think yields on short-term securities, which are at historically low levels, will likely rise in the coming months as economic growth improves. We plan to maintain our goals of attempting to provide attractive rate of return and stability of principal.

+An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is no guarantee of future results as yields on money market funds fluctuate daily.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2001.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Van Kampen Aggressive Growth Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                                  Market
Shares                                            Value
------                                          ----------
Common Stocks (93.7%):
Consumer Discretionary (16.9%):
    380 Activision, Inc.*...................... $    9,884
    365 Applebee's International, Inc..........     12,483
    350 AutoZone, Inc.*........................     25,130
    380 Bed Bath & Beyond, Inc.*...............     12,882
    410 Best Buy Company, Inc.*................     30,536
    540 Blockbuster, Inc., Class A.............     13,608
    390 CBRL Group, Inc........................     11,482
    380 CDW Computer Centers, Inc.*............     20,410
    190 Centex Corp............................     10,847
    350 Circuit City Stores, Inc.--CarMax
         Group*................................      7,959
    980 Circuit City Stores, Inc.--Circuit City
         Group.................................     25,430
    480 Dollar Tree Stores, Inc.*..............     14,837
    350 eBay, Inc.*............................     23,415
    650 Gemstar-TV Guide International, Inc.*..     18,005
    180 GTECH Holdings Corp.*..................      8,152
    180 International Speedway Corp............      7,038
    180 Johnson Controls, Inc..................     14,535
    190 Lands' End, Inc........................      9,530
    380 Lowe's Companies, Inc..................     17,636
    370 Michaels Stores, Inc.*.................     12,192
    380 New York Times Co., Class A............     16,435
    290 Nike, Inc., Class B....................     16,310
    350 O'Reilly Automotive, Inc.*.............     12,765
  1,060 Office Depot, Inc.*....................     19,652
    340 Pier 1 Imports, Inc....................      5,896
    390 Ross Stores, Inc.......................     12,511
    350 Sonic Automotive, Inc.*................      8,204
    350 Ticketmaster, Class B*.................      5,737
    540 TJX Companies, Inc.....................     21,524
    380 TMP Worldwide, Inc.*...................     16,302
    570 Univision Communications, Inc.*........     23,062
    570 USA Networks, Inc.*....................     15,567
    350 Whole Foods Market, Inc.*..............     15,246
    270 Williams-Sonoma, Inc.*.................     11,583
                                                ----------
                                                   506,785
                                                ----------
Consumer Staples (2.3%):
    180 Church & Dwight Company, Inc...........      4,793
    710 Dial Corp..............................     12,177
    380 General Mills, Inc.....................     19,763
    580 Hormel Foods Corp......................     15,585
    180 McCormick & Company, Inc...............      7,555
    470 Smithfield Foods, Inc.*................     10,359
                                                ----------
                                                    70,232
                                                ----------
Energy (5.0%):
    385 Apache Corp............................     19,204
    860 Baker Hughes, Inc......................     31,364
  1,060 BJ Services Co.*.......................     34,397
    390 EOG Resources, Inc.....................     15,253

                                                  Market
Shares                                            Value
------                                          ----------
Common Stocks, continued
Energy, continued
    390 Smith International, Inc.*............. $   20,912
    770 Weatherford International, Inc.*.......     28,690
                                                ----------
                                                   149,820
                                                ----------
Financials (9.5%):
    570 AmeriCredit Corp.*.....................     17,984
    350 Arthur J. Gallagher & Co...............     12,072
    540 Bear Stearns Companies, Inc............     31,666
    180 BlackRock, Inc.*.......................      7,506
    340 Capital One Financial Corp.............     18,343
    920 E*Trade Group, Inc.*...................      9,430
    770 First Tennessee National Corp..........     27,920
    190 Investors Financial Services Corp......     12,580
    265 John Nuveen Co., Class A...............     14,172
    270 Legg Mason, Inc........................     13,495
    210 Marshall & Ilsley Corp.................     13,289
    350 Moody's Corp...........................     13,951
    770 North Fork Bancorporation, Inc.........     24,632
    710 SouthTrust Corp........................     17,516
    380 TCF Financial Corp.....................     18,232
    400 USA Education, Inc.....................     33,607
                                                ----------
                                                   286,395
                                                ----------
Health Care (22.9%):
    380 Affymetrix, Inc.*......................     14,345
  1,830 American Pharmeceutical Partners, Inc.*     38,064
    290 Barr Laboratories, Inc.*...............     23,014
    350 Beckman Coulter, Inc...................     15,505
    300 Biovail Corp.*.........................     16,875
  1,060 Caremark Rx, Inc.*.....................     17,289
    350 Cephalon, Inc.*........................     26,455
    710 Cytyc Corp.*...........................     18,531
    180 Diagnostic Products Corp...............      7,911
    570 Genzyme Corp.*.........................     34,120
    760 Gilead Sciences, Inc.*.................     49,946
    540 Guidant Corp.*.........................     26,892
    350 Henry Schein, Inc.*....................     12,961
    760 IDEC Pharmaceuticals Corp.*............     52,386
    400 King Pharmaceuticals, Inc.*............     16,852
    470 Lincare Holdings, Inc.*................     13,466
    190 Medicis Pharmaceutical Corp., Class A*.     12,272
    770 Mylan Laboratories, Inc................     28,875
    350 Patterson Dental Co.*..................     14,326
    540 Pediatrix Medical Group, Inc.*.........     18,317
    470 Protein Design Labs, Inc.*.............     15,416
    570 Quest Diagnostics, Inc.*...............     40,874
    580 Sepracor, Inc.*........................     33,095
    270 St. Jude Medical, Inc.*................     20,966
    180 Stericycle, Inc.*......................     10,958
    540 Tenet Healthcare Corp.*................     31,709
    370 Transkaryotic Therapies, Inc.*.........     15,836

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Van Kampen Aggressive Growth Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

                                                       Market
Shares                                                 Value
------                                               ----------
Common Stocks, continued
Health Care, continued
    540 UnitedHealth Group, Inc..................... $   38,216
    180 WellPoint Health Networks, Inc.*............     21,033
                                                     ----------
                                                        686,505
                                                     ----------
Industrials (6.4%):
    380 American Standard Companies, Inc.*..........     25,927
    570 Apollo Group, Inc., Class A*................     25,656
    370 ChoicePoint, Inc.*..........................     18,755
    710 Concord EFS, Inc.*..........................     23,274
    190 Donaldson Company, Inc......................      7,380
    380 FedEx Corp.*................................     19,714
    180 Jacobs Engineering Group, Inc.*.............     11,880
    350 New Dun & Bradstreet Corp.*.................     12,355
    350 Reynolds and Reynolds Co., Class A..........      8,488
    290 SPX Corp.*..................................     39,701
                                                     ----------
                                                        193,130
                                                     ----------
Information Technology (29.5%):
    580 Accenture, Ltd., Class A*...................     15,614
    350 Affiliated Computer Services, Inc., Class A*     37,145
    300 AmerisourceBergen Corp......................     19,065
    350 Broadcom Corp., Class A*....................     14,305
    540 Brocade Communications Systems, Inc.*.......     17,885
    180 Cabot Microelectronics Corp.*...............     14,265
    890 Cadence Design Systems, Inc.*...............     19,509
    410 Celestica, Inc.*............................     16,560
    380 DST Systems, Inc.*..........................     18,943
    570 Electronic Arts, Inc.*......................     34,172
    540 Emulex Corp.*...............................     21,335
    380 FreeMarkets, Inc.*..........................      9,109
    540 Genesis Microchip, Inc.*....................     35,704
    300 Internet Security Systems, Inc.*............      9,618
    570 Intersil Corp., Class A*....................     18,383
    540 Intuit, Inc.*...............................     23,101
    295 Investment Technology Group, Inc.*..........     11,526
    380 KLA-Tencor Corp.*...........................     18,833
    190 Kronos, Inc.*...............................      9,192
    560 Lam Research Corp.*.........................     13,003
    400 Marvell Technology Group, Ltd.*.............     14,328
    350 Maxim Integrated Products, Inc.*............     18,379
    580 McDATA Corp., Class B*......................     14,564

 Shares
   or
Principal                                            Market
 Amount                                              Value
 ------                                            ----------
Common Stocks, continued
Information Technology, continued
     890  Microchip Technology, Inc.*............. $   34,478
     980  Microtune, Inc.*........................     22,991
     180  National Instruments Corp.*.............      6,743
     640  Network Associates, Inc.*...............     16,544
     960  Nokia Corp., ADR........................     23,549
     420  Numerical Technologies, Inc.*...........     14,784
     710  NVIDIA Corp.*...........................     47,498
     410  Overture Services, Inc.*................     14,526
     190  PEC Solutions, Inc.*....................      7,146
     540  PeopleSoft, Inc.*.......................     21,708
     620  Polycom, Inc.*..........................     21,123
     890  RF Micro Devices, Inc.*.................     17,115
     580  Riverstone Networks, Inc.*..............      9,628
   1,546  Sanmina Corp.*..........................     30,765
     760  Semtech Corp.*..........................     27,124
     710  SunGard Data Systems, Inc.*.............     20,540
     350  Symantec Corp.*.........................     23,216
     380  Synopsys, Inc.*.........................     22,447
     310  Titan Corp.*............................      7,735
     380  UTStarcom, Inc.*........................     10,830
     840  VERITAS Software Corp.*.................     37,656
     540  Waters Corp.*...........................     20,925
                                                   ----------
                                                      883,609
                                                   ----------
Materials (1.2%):
     190  Ball Corp...............................     13,433
     180  International Flavors & Fragrances, Inc.      5,348
     550  RPM, Inc................................      7,953
     560  Solutia, Inc............................      7,851
                                                   ----------
                                                       34,585
                                                   ----------
  Total Common Stocks                               2,811,061
                                                   ----------
U.S. Government Sponsored Enterprise (6.3%):
Federal National Mortgage Association (6.3%):
$189,000  1.50%, 01/02/02**.......................    189,000
                                                   ----------
  Total Investments
   (Cost $2,786,201) (a)--100.0%                    3,000,061
  Liabilities in excess of other assets--0.0%            (797)
                                                   ----------
  Net Assets--100.0%                               $2,999,264
                                                   ==========

--------
*  Non-income producing security.
** The rate reflected is the rate in effect at December 31, 2001. The maturity date reflected is the final maturity date.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $254,539
                     Unrealized depreciation....  (40,679)
                                                 --------
                     Net unrealized appreciation $213,860
                                                 ========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Strategic Growth Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                                  Market
Shares                                            Value
------                                          ----------
Common Stocks (97.1%):
Consumer Discretionary (17.4%):
    490 Activision, Inc.*...................... $   12,745
    460 Applebee's International, Inc..........     15,732
    470 AutoZone, Inc.*........................     33,745
    500 Bed Bath & Beyond, Inc.*...............     16,950
    560 Best Buy Company, Inc.*................     41,708
    680 Blockbuster, Inc., Class A.............     17,136
    490 CBRL Group, Inc........................     14,426
    490 CDW Computer Centers, Inc.*............     26,318
    240 Centex Corp............................     13,702
    460 Circuit City Stores, Inc.--CarMax
         Group*................................     10,460
  1,250 Circuit City Stores, Inc.--Circuit City
         Group.................................     32,437
    620 Dollar Tree Stores, Inc.*..............     19,164
    475 eBay, Inc.*............................     31,777
    870 Gemstar-TV Guide International, Inc.*..     24,099
    250 GTECH Holdings Corp.*..................     11,323
    230 International Speedway Corp............      8,993
    230 Johnson Controls, Inc..................     18,573
    250 Lands' End, Inc........................     12,540
    490 Lowe's Companies, Inc..................     22,741
    460 Michaels Stores, Inc.*.................     15,157
    510 New York Times Co., Class A............     22,058
    400 Nike, Inc., Class B....................     22,496
    460 O'Reilly Automotive, Inc.*.............     16,776
  1,370 Office Depot, Inc.*....................     25,400
    440 Pier 1 Imports, Inc....................      7,630
    520 Ross Stores, Inc.......................     16,682
    460 Sonic Automotive, Inc.*................     10,782
    460 Ticketmaster, Class B*.................      7,539
    680 TJX Companies, Inc.....................     27,105
    510 TMP Worldwide, Inc.*...................     21,879
    760 Univision Communications, Inc.*........     30,750
    720 USA Networks, Inc.*....................     19,663
    460 Whole Foods Market, Inc.*..............     20,038
    380 Williams-Sonoma, Inc.*.................     16,302
                                                ----------
                                                   664,826
                                                ----------
Consumer Staples (2.4%):
    230 Church & Dwight Company, Inc...........      6,125
    910 Dial Corp..............................     15,607
    490 General Mills, Inc.....................     25,484
    740 Hormel Foods Corp......................     19,884
    230 McCormick & Company, Inc...............      9,653
    640 Smithfield Foods, Inc.*................     14,106
                                                ----------
                                                    90,859
                                                ----------
Energy (5.0%):
    506 Apache Corp............................     25,239
  1,100 Baker Hughes, Inc......................     40,117
  1,360 BJ Services Co.*.......................     44,132

                                                  Market
Shares                                            Value
------                                          ----------
Common Stocks, continued
Energy, continued
    490 EOG Resources, Inc..................... $   19,164
    490 Smith International, Inc.*.............     26,274
    980 Weatherford International, Inc.*.......     36,515
                                                ----------
                                                   191,441
                                                ----------
Financials (9.8%):
    760 AmeriCredit Corp.*.....................     23,978
    460 Arthur J. Gallagher & Co...............     15,865
    710 Bear Stearns Companies, Inc............     41,634
    230 BlackRock, Inc.*.......................      9,591
    460 Capital One Financial Corp.............     24,817
  1,140 E*Trade Group, Inc.*...................     11,685
    970 First Tennessee National Corp..........     35,172
    250 Investors Financial Services Corp......     16,553
    340 John Nuveen Co., Class A...............     18,183
    370 Legg Mason, Inc........................     18,493
    260 Marshall & Ilsley Corp.................     16,453
    460 Moody's Corp...........................     18,336
    970 North Fork Bancorporation, Inc.........     31,030
    910 SouthTrust Corp........................     22,450
    490 TCF Financial Corp.....................     23,510
    540 USA Education, Inc.....................     45,371
                                                ----------
                                                   373,121
                                                ----------
Health Care (23.5%):
    490 Affymetrix, Inc.*......................     18,498
  2,400 American Pharmeceutical Partners, Inc.*     49,920
    370 Barr Laboratories, Inc.*...............     29,363
    460 Beckman Coulter, Inc...................     20,378
    460 Biovail Corp.*.........................     25,875
  1,370 Caremark Rx, Inc.*.....................     22,345
    470 Cephalon, Inc.*........................     35,525
    910 Cytyc Corp.*...........................     23,751
    230 Diagnostic Products Corp...............     10,109
    730 Genzyme Corp.*.........................     43,698
    980 Gilead Sciences, Inc.*.................     64,405
    710 Guidant Corp.*.........................     35,358
    460 Henry Schein, Inc.*....................     17,034
    970 IDEC Pharmaceuticals Corp.*............     66,861
    540 King Pharmaceuticals, Inc.*............     22,750
    620 Lincare Holdings, Inc.*................     17,763
    240 Medicis Pharmaceutical Corp., Class A*.     15,502
    980 Mylan Laboratories, Inc................     36,750
    460 Patterson Dental Co.*..................     18,828
    680 Pediatrix Medical Group, Inc.*.........     23,066
    620 Protein Design Labs, Inc.*.............     20,336
    730 Quest Diagnostics, Inc.*...............     52,347
    730 Sepracor, Inc.*........................     41,654
    370 St. Jude Medical, Inc.*................     28,731
    250 Stericycle, Inc.*......................     15,220
    710 Tenet Healthcare Corp.*................     41,691

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Strategic Growth Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

                                                      Market
Shares                                                Value
------                                              ----------
Common Stocks, continued
Health Care, continued
    490 Transkaryotic Therapies, Inc.*............. $   20,972
    710 UnitedHealth Group, Inc....................     50,246
    230 WellPoint Health Networks, Inc.*...........     26,876
                                                    ----------
                                                       895,852
                                                    ----------
Industrials (7.3%):
    490 American Standard Companies, Inc.*.........     33,433
    740 Apollo Group, Inc., Class A*...............     33,307
    480 ChoicePoint, Inc.*.........................     24,331
    910 Concord EFS, Inc.*.........................     29,830
    250 Donaldson Company, Inc.....................      9,710
    490 FedEx Corp.*...............................     25,421
    670 H&R Block, Inc.............................     29,949
    230 Jacobs Engineering Group, Inc.*............     15,180
    460 New Dun & Bradstreet Corp.*................     16,238
    460 Reynolds and Reynolds Co. Class A..........     11,155
    370 SPX Corp.*.................................     50,653
                                                    ----------
                                                       279,207
                                                    ----------
Information Technology (30.5%):
    780 Accenture, Ltd., Class A*..................     20,998
    470 Affiliated Computer Services, Inc. Class A*     49,880
    250 AmerisourceBergen Corp.....................     15,888
    460 Broadcom Corp., Class A*...................     18,800
    680 Brocade Communications Systems, Inc.*......     22,522
    250 Cabot Microelectronics Corp.*..............     19,813
  1,170 Cadence Design Systems, Inc.*..............     25,646
    550 Celestica, Inc.*...........................     22,215
    490 DST Systems, Inc.*.........................     24,427
    800 Electronic Arts, Inc.*.....................     47,959
    710 Emulex Corp.*..............................     28,052
    490 FreeMarkets, Inc.*.........................     11,745
    710 Genesis Microchip, Inc.*...................     46,944
    400 Internet Security Systems, Inc.*...........     12,824
    730 Intersil Corp., Class A*...................     23,543
    710 Intuit, Inc.*..............................     30,374
    380 Investment Technology Group, Inc.*.........     14,847
    520 KLA-Tencor Corp.*..........................     25,771
    240 Kronos, Inc.*..............................     11,611
    740 Lam Research Corp.*........................     17,183
    540 Marvell Technology Group, Ltd.*............     19,343
    460 Maxim Integrated Products, Inc.*...........     24,155

 Shares
   or
Principal                                            Market
 Amount                                              Value
 ------                                            ----------
Common Stocks, continued
Information Technology, continued
     790  McDATA Corp., Class B*.................. $   19,837
   1,170  Microchip Technology, Inc.*.............     45,326
   1,230  Microtune, Inc.*........................     28,856
     260  National Instruments Corp.*.............      9,740
   1,000  Network Associates, Inc.*...............     25,850
   1,300  Nokia Corp., ADR........................     31,889
     570  Numerical Technologies, Inc.*...........     20,064
     940  NVIDIA Corp.*...........................     62,885
     560  Overture Services, Inc.*................     19,841
     250  PEC Solutions, Inc.*....................      9,403
     680  PeopleSoft, Inc.*.......................     27,336
     830  Polycom, Inc.*..........................     28,278
   1,140  RF Micro Devices, Inc.*.................     21,922
     740  Riverstone Networks, Inc.*..............     12,284
   1,964  Sanmina Corp.*..........................     39,084
     980  Semtech Corp.*..........................     34,976
     910  SunGard Data Systems, Inc.*.............     26,326
     460  Symantec Corp.*.........................     30,512
     490  Synopsys, Inc.*.........................     28,944
     400  Titan Corp.*............................      9,980
     490  UTStarcom, Inc.*........................     13,965
   1,120  VERITAS Software Corp.*.................     50,209
     680  Waters Corp.*...........................     26,350
                                                   ----------
                                                    1,158,397
                                                   ----------
Materials (1.2%):
     250  Ball Corp...............................     17,675
     240  International Flavors & Fragrances, Inc.      7,130
     730  RPM, Inc................................     10,556
     740  Solutia, Inc............................     10,375
                                                   ----------
                                                       45,736
                                                   ----------
  Total Common Stocks                               3,699,439
                                                   ----------
U.S. Government Sponsored Enterprise (2.6%):
Federal National Mortgage Association (2.6%):
$101,000  1.50%, 01/02/02**.......................    101,000
                                                   ----------
  Total Investments
   (Cost $3,495,031) (a)--99.7%                     3,800,439
  Other assets in excess of liabilities--0.3%          11,698
                                                   ----------
  Net Assets--100.0%                               $3,812,137
                                                   ==========

--------
*  Non-income producing security.
** The rate reflected is the rate in effect at December 31, 2001. The maturity date reflected is the final maturity date.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $349,196
                     Unrealized depreciation....  (43,788)
                                                 --------
                     Net unrealized appreciation $305,408
                                                 ========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Alliance Capital Technology Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                                  Market
Shares                                            Value
------                                          -----------
Common Stocks (99.7%):
Computers (32.8%):
 3,600 Avocent Corp.*.......................... $    87,300
 4,800 BEA Systems, Inc.*......................      73,920
17,250 Cisco Systems, Inc.*....................     312,398
12,800 Dell Computer Corp.*....................     347,903
 8,050 DST Systems, Inc.*......................     401,292
 3,200 Electronic Arts, Inc.*..................     191,840
 6,250 Fiserv, Inc.*...........................     264,500
 6,350 i2 Technologies, Inc.*..................      50,165
 3,200 Informatica Corp.*......................      46,432
 6,850 Juniper Networks, Inc.*.................     129,808
   700 Lawson Software, Inc.*..................      11,025
 2,500 Macrovision Corp.*......................      88,050
 5,000 Microsoft Corp.*........................     331,249
 3,050 Oracle Corp.*...........................      42,121
 6,100 Rational Sotware Corp.*.................     118,950
 4,450 Sapient Corp.*..........................      34,354
13,450 Solectron Corp.*........................     151,716
   600 THQ, Inc.*..............................      29,082
 2,800 VERITAS Software Corp.*.................     125,524
 4,500 Vitria Technology, Inc.*................      28,755
                                                -----------
                                                  2,866,384
                                                -----------
E-Commerce (5.5%):
 7,000 eBay, Inc.*.............................     468,300
   400 NetScreen Technologies, Inc.*...........       8,852
                                                -----------
                                                    477,152
                                                -----------
Electronics (31.0%):
 9,350 Altera Corp.*...........................     198,407
 4,700 Applied Materials, Inc.*................     188,470
 1,200 Celestica, Inc.*........................      48,468
 1,800 DDi Corp.*..............................      17,712
10,900 Flextronics International, Ltd.*........     261,491
 7,700 Intel Corp..............................     242,165
 1,850 Intersil Corp.*.........................      59,663
 2,900 KLA-Tencor Corp.*.......................     143,724
 2,410 Maxim Integrated Products, Inc.*........     126,549
 4,040 Microchip Technology, Inc.*.............     156,510

                                                  Market
 Shares                                           Value
 ------                                         ----------
Common Stocks, continued
Electronics, continued
 3,400    Micron Technology, Inc.*............. $  105,400
14,500    Sanmina Corp.*.......................    288,550
18,850    Taiwan Semiconductor Manufacturing
           Company, Ltd.*......................    323,654
 6,000    Teradyne, Inc.*......................    180,840
 2,850    Texas Instruments, Inc...............     79,800
 7,300    Xilinx, Inc.*........................    285,065
                                                ----------
                                                 2,706,468
                                                ----------
Media (2.9%):
 7,850    AOL Time Warner, Inc.*...............    251,985
                                                ----------
Services (16.4%):
 1,400    Affiliated Computer Services, Inc.
           Class A*............................    148,582
 1,400    Computer Sciences Corp.*.............     68,572
 5,950    Concord EFS, Inc.*...................    195,041
 4,800    Electronic Data Systems Corp.........    329,040
 1,750    Exult, Inc.*.........................     28,088
 6,200    First Data Corp......................    486,390
 4,250    PeopleSoft, Inc.*....................    170,850
                                                ----------
                                                 1,426,563
                                                ----------
Telecommunications (11.1%):
 8,200    Amdocs, Ltd.*........................    278,554
 5,600    AT&T Wireless Services, Inc.*........     80,472
10,000    Nokia Corp., ADR.....................    245,300
 5,450    Sprint Corp.--PCS Group*.............    133,035
 8,850    Vodafone Group plc...................    227,268
                                                ----------
                                                   964,629
                                                ----------
  Total Common Stocks                            8,693,181
                                                ----------
Investment Company (0.8%):
69,702    TNT Offshore Deposit Account.........     69,702
                                                ----------
  Total Investments
   (Cost $8,237,253) (a)--100.5%                 8,762,883
  Liabilities in excess of other assets--(0.5)%    (45,015)
                                                ----------
  Net Assets--100.0%                            $8,717,868
                                                ==========

--------
*  Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $ 697,125
                     Unrealized depreciation....  (171,495)
                                                 ---------
                     Net unrealized appreciation $ 525,630
                                                 =========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Templeton Developed Markets Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                               Market
Shares                                         Value
------                                        --------
Common Stocks (75.5%):
Australia (3.6%):
Banking/Financial Services (0.9%):
 3,000 National Australia Bank, Ltd.......... $ 48,926
                                              --------
Metals/Mining (1.7%):
16,500 BHP Billiton, Ltd.....................   88,685
                                              --------
Real Estate Assets (1.0%):
 8,180 Lend Lease Corporation, Ltd...........   54,644
                                              --------
                                               192,255
                                              --------
Bermuda (2.7%):
Insurance (2.7%):
 1,740 ACE, Ltd..............................   69,861
   780 XL Capital, Ltd., Class A.............   71,261
                                              --------
                                               141,122
                                              --------
Canada (3.9%):
Food (1.0%):
 2,600 Sobeys, Inc...........................   51,145
                                              --------
Oil/Gas (1.3%):
 4,170 Husky Energy, Inc.....................   43,026
 2,300 TransCanada PipeLines, Ltd............   28,630
                                              --------
                                                71,656
                                              --------
Telecommunications (1.6%):
 2,360 BCE, Inc..............................   53,238
 4,000 Nortel Networks Corp..................   30,000
                                              --------
                                                83,238
                                              --------
                                               206,039
                                              --------
Finland (3.9%):
Banking/Financial Services (0.5%):
 3,500 Sampo Oyj, Class A....................   27,424
                                              --------
Manufacturing (2.4%):
 2,000 KCI Konecranes International..........   50,751
 2,900 Stora Enso Oyj, Registered Shares.....   37,130
 1,200 UPM-Kymmene Oyj.......................   39,800
                                              --------
                                               127,681
                                              --------
Oil/Gas (1.0%):
12,610 Fortum Oyj............................   53,332
                                              --------
                                               208,437
                                              --------
France (5.8%):
Insurance (1.0%):
 2,550 Axa...................................   53,288
                                              --------
Manufacturing (2.3%):
 3,720 Alstom................................   41,369
 1,300 Michelin (CGDE), Class B..............   42,885
 1,300 Societe Bic SA........................   44,401
                                              --------
                                               128,655
                                              --------

                                              Market
Shares                                        Value
------                                      ----------
Common Stocks, continued
France, continued
Metals/Mining (0.7%):
   700 Pechiney SA, Class A................ $   36,087
                                            ----------
Oil/Gas (1.1%):
   400 TotalFinaElf SA.....................     57,127
                                            ----------
Pharmaceuticals (0.7%):
   500 Aventis SA..........................     35,504
                                            ----------
                                               310,661
                                            ----------
Germany (6.3%):
Automobiles (1.0%):
 1,200 Volkswagen AG.......................     55,880
                                            ----------
Electric Utilities (1.5%):
 1,500 E.On AG.............................     77,997
                                            ----------
Pharmaceuticals (1.6%):
 1,000 Gehe AG.............................     38,731
 1,200 Merck KGaA..........................     43,913
                                            ----------
                                                82,644
                                            ----------
Retail/Wholesale (0.8%):
   600 Adidas-Salomon AG...................     44,608
                                            ----------
Services (1.4%):
 5,360 Deutsche Post AG, Registered Shares.     73,973
                                            ----------
                                               335,102
                                            ----------
Hong Kong (5.0%):
Diversified (2.1%):
 7,000 Hutchison Whampoa, Ltd..............     67,551
 8,000 Swire Pacific, Ltd., Class A........     43,602
                                            ----------
                                               111,153
                                            ----------
Electric Utilities (0.9%):
13,000 CLP Holdings, Ltd...................     49,597
                                            ----------
Real Estate Assets (1.4%):
 7,000 Cheung Kong (Holdings), Ltd.........     72,711
                                            ----------
Telecommunications (0.6%):
20,000 Asia Satellite Telecommunications
        Holdings, Ltd......................     33,343
                                            ----------
                                               266,804
                                            ----------
Ireland (1.1%):
Pharmaceuticals (1.1%):
 1,250 Elan Corporation plc, Sponsored ADR*     56,325
                                            ----------
Italy (3.1%):
Banking/Financial Services (1.5%):
15,800 Banca Nazionale del Lavoro, Ordinary
        Shares.............................     32,005
 4,500 Sanpaolo IMI SpA....................     48,281
                                            ----------
                                                80,286
                                            ----------

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Templeton Developed Markets Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

                                                    Market
Shares                                              Value
------                                            ----------
Common Stocks, continued
Italy, continued
Oil/Gas (1.6%):
 6,730 ENI SpA................................... $   84,370
                                                  ----------
                                                     164,656
                                                  ----------
Japan (7.8%):
Banking/Financial Services (0.5%):
 2,000 Nomura Holdings, Inc......................     25,637
                                                  ----------
Computers (0.8%):
 1,800 Meitec Corp...............................     43,949
                                                  ----------
Electronics (3.0%):
10,000 Hitachi, Ltd..............................     73,248
 7,000 NEC Corp..................................     71,410
   400 Sony Corp.................................     18,282
                                                  ----------
                                                     162,940
                                                  ----------
Insurance (0.1%):
 1,000 Yasuda Fire & Marine Insurance Company
        Ltd......................................      5,723
                                                  ----------
Manufacturing (1.5%):
11,000 Komatsu, Ltd..............................     39,364
 8,000 Toto, Ltd.................................     38,150
                                                  ----------
                                                      77,514
                                                  ----------
Pharmaceuticals (0.6%):
 1,000 Ono Pharmaceutical Company, Ltd...........     30,063
                                                  ----------
Telecommunications (0.5%):
     8 Nippon Telegraph and Telephone Corp.......     26,064
                                                  ----------
Transportation (0.8%):
12,000 Nippon Express Company, Ltd...............     40,745
                                                  ----------
                                                     412,635
                                                  ----------
Netherlands (5.8%):
Banking/Financial Services (1.3%):
 2,800 ING Groep NV..............................     71,401
                                                  ----------
Chemicals (0.5%):
   600 Akzo Nobel NV.............................     26,791
                                                  ----------
Electronics (1.1%):
 2,000 Koninklijke (Royal) Philips Electronics NV     59,442
                                                  ----------
Oil/Gas (1.0%):
 1,120 IHC Caland NV.............................     52,354
                                                  ----------
Publishing (1.2%):
 2,780 Wolters Kluwer NV, CVA Shares.............     63,366
                                                  ----------
Services (0.7%):
 1,900 Imtech NV.................................     35,560
                                                  ----------
                                                     308,914
                                                  ----------

                                                    Market
Shares                                              Value
------                                            ----------
Common Stocks, continued
New Zealand (0.8%):
Telecommunications (0.8%):
20,470 Telecom Corporation of New Zealand, Ltd... $   42,619
                                                  ----------
Norway (0.7%):
Manufacturing (0.7%):
   900 Norsk Hydro ASA...........................     37,729
                                                  ----------
Spain (4.3%):
Electric Utilities (2.1%):
 2,700 Endesa SA.................................     42,239
 5,500 Iberdrola SA..............................     71,595
                                                  ----------
                                                     113,834
                                                  ----------
Oil/Gas (1.3%):
 4,680 Repsol-YPF SA.............................     68,255
                                                  ----------
Telecommunications (0.9%):
 3,500 Telefonica SA.............................     46,838
                                                  ----------
                                                     228,927
                                                  ----------
Sweden (3.1%):
Automobiles (0.9%):
 2,800 Volvo AB, B Shares........................     46,979
                                                  ----------
Banking/Financial Services (2.2%):
 4,880 ForeningsSparbanken AB....................     60,479
11,340 Nordea AB.................................     59,999
                                                  ----------
                                                     120,478
                                                  ----------
                                                     167,457
                                                  ----------
Switzerland (2.3%):
Banking/Financial Services (0.9%):
 1,000 UBS AG, Registered Shares.................     50,473
                                                  ----------
Insurance (1.4%):
   700 Swiss Re, Registered Shares...............     70,410
                                                  ----------
                                                     120,883
                                                  ----------
United Kingdom (15.3%):
Aerospace/Defense (2.3%):
18,110 BAE Systems plc...........................     81,510
17,500 Rolls-Royce plc...........................     42,280
                                                  ----------
                                                     123,790
                                                  ----------
Banking/Financial Services (1.8%):
 4,400 HSBC Holdings plc, Hong Kong Registered
        Shares...................................     51,489
 4,300 Lloyds TSB Group plc......................     46,499
                                                  ----------
                                                      97,988
                                                  ----------
Chemicals (0.5%):
 4,800 Imperial Chemical Industries plc..........     26,390
                                                  ----------
Electric Utilities (0.4%):
 8,200 Innogy Holdings plc.......................     22,884
                                                  ----------

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Templeton Developed Markets Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

                                                    Market
Shares                                              Value
------                                            ----------
Common Stocks, continued
United Kingdom, continued
Food (1.2%):
 4,500 J Sainsbury plc........................... $   24,036
16,200 Northern Foods plc........................     38,196
                                                  ----------
                                                      62,232
                                                  ----------
Health Care (1.0%):
 5,400 Amersham plc..............................     51,133
                                                  ----------
Manufacturing (0.8%):
25,000 Invensys plc..............................     43,844
                                                  ----------
Oil/Gas (0.9%):
 6,600 Shell Transport & Trading Company plc.....     45,651
                                                  ----------
Publishing (1.0%):
 7,700 United Business Media plc.................     53,400
                                                  ----------
Retail/Wholesale (2.1%):
11,400 Marks & Spencer plc.......................     60,560
 6,500 Unilever plc..............................     52,977
                                                  ----------
                                                     113,537
                                                  ----------

                                                 Market
     Shares                                      Value
     ------                                    ----------
Common Stocks, continued
United Kingdom, continued
Services (1.6%):
14,400           Hays plc..................... $   43,855
42,460           Kidde plc....................     41,713
                                               ----------
                                                   85,568
                                               ----------
Telecommunications (1.1%):
12,660           Cable & Wireless plc.........     60,757
                                               ----------
Transportation (0.6%):
30,300           Stagecoach Group plc.........     32,192
                                               ----------
                                                  819,366
                                               ----------
  Total Common Stocks                           4,019,931
                                               ----------
  Total Investments
   (Cost $3,890,927) (a)--75.5%                 4,019,931
  Other assets in excess of liabilities--24.5%  1,303,894
                                               ----------
  Net Assets--100.0%                           $5,323,825
                                               ==========

--------
*   Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $220,911
                     Unrealized depreciation....  (91,907)
                                                 --------
                     Net unrealized appreciation $129,004
                                                 ========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Global Opportunities Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                                 Market
Shares                                           Value
------                                         ----------
Common Stocks (94.8%):
Australia (0.6%):
Banking/Financial Services (0.6%):
  2,640 National Australia Bank, Ltd.......... $   43,055
                                               ----------
Belgium (1.2%):
Banking/Financial Services (1.2%):
  3,300 Fortis................................     85,503
                                               ----------
Finland (2.7%):
Manufacturing (1.5%):
  3,250 Stora Enso Oyj, Registered Shares.....     41,612
  1,780 UPM-Kymmene Oyj.......................     59,036
                                               ----------
                                                  100,648
                                               ----------
Telecommunications (1.2%):
  3,410 Nokia Oyj.............................     87,928
                                               ----------
                                                  188,576
                                               ----------
France (9.6%):
Automobiles (0.6%):
    990 Psa Peugeot Citroen...................     42,090
                                               ----------
Banking/Financial Services (0.9%):
    740 Banque Nationale de Paris.............     66,217
                                               ----------
Computers (0.4%):
    400 Atos Origin SA*.......................     26,195
                                               ----------
Electronics (0.9%):
  3,960 Alcatel Optronics, ADR................     26,730
    825 Schneider Electric SA.................     39,666
                                               ----------
                                                   66,396
                                               ----------
Insurance (1.3%):
  4,400 Axa...................................     91,947
                                               ----------
Media (1.0%):
  1,265 Vivendi Universal SA*.................     69,269
                                               ----------
Oil/Gas (1.5%):
    770 TotalFinaElf SA.......................    109,970
                                               ----------
Pharmaceuticals (1.3%):
  1,300 Aventis SA, ADR.......................     92,300
                                               ----------
Retail/Wholesale (0.8%):
    440 Pinault-Printemps-Redoute SA..........     56,649
                                               ----------
Services (0.4%):
    550 Altran Technologies SA................     24,853
                                               ----------
Water Utility (0.5%):
    990 Vivendi Environnement.................     33,020
                                               ----------
                                                  678,906
                                               ----------
Germany (0.5%):
Manufacturing (0.5%):
    550 Siemens AG............................     36,655
                                               ----------

                                                 Market
Shares                                           Value
------                                         ----------
Common Stocks, continued
Hong Kong (1.0%):
Diversified (0.6%):
  4,000 Hutchison Whampoa, Ltd................ $   38,600
                                               ----------
Telecommunications (0.4%):
  8,500 China Mobile, Ltd.*...................     29,922
                                               ----------
                                                   68,522
                                               ----------
Ireland (1.1%):
Building Materials (1.1%):
  4,400 CRH plc...............................     77,491
                                               ----------
Italy (2.1%):
Oil/Gas (1.3%):
  1,430 ENI SpA, ADR..........................     88,603
                                               ----------
Telecommunications (0.8%):
  6,600 Telecom Italia SpA....................     56,414
                                               ----------
                                                  145,017
                                               ----------
Japan (6.5%):
Automobiles (0.9%):
  2,000 Suzuki Motor Corp.....................     21,883
  1,600 Toyota Motor Corp.....................     40,531
                                               ----------
                                                   62,414
                                               ----------
Banking/Financial Services (0.9%):
  3,300 Mitsubishi Tokyo Financial Group, Inc.
         ADR*.................................     21,351
  1,800 Nomura Holdings, Inc..................     23,073
  4,000 Sumitomo Mitsui Banking Corp..........     16,939
                                               ----------
                                                   61,363
                                               ----------
Beverages (0.5%):
  4,000 Asahi Breweries, Ltd..................     35,984
                                               ----------
Chemicals (0.6%):
  1,200 Shin-Etsu Chemical Co.................     43,125
                                               ----------
Electric Utilities (1.2%):
  4,000 Tokyo Electric Power Company, Inc.....     85,153
                                               ----------
Electronics (0.0%):
    100 Toshiba Corp..........................        343
                                               ----------
Manufacturing (0.5%):
  1,000 Fuji Photo Film Company, Ltd..........     35,709
                                               ----------
Pharmaceuticals (1.3%):
  4,000 Chugai Pharmaceutical Company, Ltd....     46,360
  1,000 Takeda Chemical Industries, Ltd.......     45,246
                                               ----------
                                                   91,606
                                               ----------
Retail/Wholesale (0.1%):
    100 Fast Retailing Company, Ltd...........      8,897
                                               ----------

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Global Opportunities Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

                                                     Market
Shares                                               Value
------                                             ----------
Common Stocks, continued
Japan, continued
Telecommunications (0.5%):
      3 NTT Mobile Communications, Inc............ $   35,251
                                                   ----------
                                                      459,845
                                                   ----------
Netherlands (4.2%):
Banking/Financial Services (1.1%):
  3,190 ING Groep NV, ADR.........................     81,186
                                                   ----------
Electronics (1.0%):
  2,310 Koninklijke (Royal) Philips Electronics NV     68,038
                                                   ----------
Food (1.2%):
  2,860 Koninklijke Ahold NV, ADR.................     84,055
                                                   ----------
Oil/Gas (0.5%):
    660 Royal Dutch Petroleum Co., ADR............     32,353
                                                   ----------
Transportation (0.4%):
  1,320 TNT Post Group NV.........................     28,560
                                                   ----------
                                                      294,192
                                                   ----------
Norway (0.5%):
Oil & Gas (0.5%):
  5,000 Statoil ASA*..............................     34,284
                                                   ----------
Singapore (0.1%):
Media (0.1%):
    300 Singapore Press Holdings..................      3,542
                                                   ----------
Switzerland (4.1%):
Banking/Financial Services (1.1%):
  1,570 UBS AG, Registered Shares.................     79,242
                                                   ----------
Building Products (0.7%):
    220 Holcim, Ltd., Class B.....................     47,438
                                                   ----------
Food (0.5%):
    170 Sfr Nestle SA, Class B....................     36,247
                                                   ----------
Household (0.0%):
      2 Givaudan SA...............................        610
                                                   ----------
Insurance (1.0%):
    682 Swiss Re, Registered Shares...............     68,598
                                                   ----------
Pharmaceuticals (0.8%):
  1,620 Novartis AG...............................     58,544
                                                   ----------
                                                      290,679
                                                   ----------
United Kingdom (7.9%):
Banking/Financial Services (1.7%):
  2,200 Abbey National plc........................     31,347
  8,360 Lloyds TSB Group plc......................     90,403
                                                   ----------
                                                      121,750
                                                   ----------
Food (1.1%):
 22,000 Tesco.....................................     79,567
                                                   ----------

                                                  Market
Shares                                            Value
------                                          ----------
Common Stocks, continued
United Kingdom, continued
Insurance (0.8%):
  7,700 Friends Provident plc*................. $   22,301
  3,000 Prudential plc.........................     34,471
                                                ----------
                                                    56,772
                                                ----------
Media (0.6%):
  3,410 Pearson plc............................     39,083
                                                ----------
Metals/Mining (0.6%):
  2,200 Rio Tinto plc..........................     42,105
                                                ----------
Pharmaceuticals (0.7%):
  1,970 GlaxoSmithKline plc....................     49,373
                                                ----------
Retail/Wholesale (0.6%):
  5,500 Unilever plc...........................     44,827
                                                ----------
Services (0.5%):
  3,190 WPP Group plc..........................     35,099
                                                ----------
Telecommunications (1.3%):
 35,200 Vodafone Group plc.....................     91,960
                                                ----------
                                                   560,536
                                                ----------
United States (52.7%):
Aerospace/Defense (1.0%):
  1,045 United Technologies Corp...............     67,538
                                                ----------
Analytical Instruments (0.6%):
  1,100 Waters Corp.*..........................     42,625
                                                ----------
Banking/Financial Services (8.1%):
  3,410 Citigroup, Inc.........................    172,136
  1,155 Fannie Mae.............................     91,823
    797 FleetBoston Financial Corp.............     29,091
  1,375 Mellon Financial Corp..................     51,728
    550 Merrill Lynch & Co.....................     28,666
    685 State Street Corp......................     35,791
  3,960 U.S. Bancorp...........................     82,883
  1,980 Wells Fargo & Co.......................     86,031
                                                ----------
                                                   578,149
                                                ----------
Beverages (0.8%):
  1,100 PepsiCo, Inc...........................     53,559
Building Products--Retail/Wholesale (1.1%):
  1,650 Lowe's Companies, Inc..................     76,577
Computers (6.8%):
  3,300 Compaq Computer Corp...................     32,208
  1,018 International Business Machines Corp...    123,136
  1,760 Microsoft Corp.*.......................    116,600
  2,860 Oracle Corp.*..........................     39,497
  1,430 PeopleSoft, Inc.*......................     57,486
  1,030 Symantec Corp.*........................     68,320
  1,017 VERITAS Software Corp.*................     45,592
                                                ----------
                                                   482,839
                                                ----------

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Global Opportunities Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001


                                                   Market
Shares                                             Value
------                                           ----------
Common Stocks, continued
United States, continued
Diversified (0.6%):
  852  ITT Industries, Inc...................... $   43,026
                                                 ----------
Electric Utilities (0.9%):
1,540  AES Corp.*...............................     25,179
  688  Dominion Resources, Inc..................     41,349
                                                 ----------
                                                     66,528
                                                 ----------
Electronics (1.3%):
  357  Intel Corp...............................     11,228
  660  NVIDIA Corp.*............................     44,154
2,200  Taiwan Semiconductor Manufacturing
        Company, Ltd., ADR......................     37,774
                                                 ----------
                                                     93,156
                                                 ----------
Food (2.4%):
1,430  Kraft Foods, Inc.........................     48,663
1,540  Safeway, Inc.*...........................     64,295
2,035  SYSCO Corp...............................     53,358
                                                 ----------
                                                    166,316
                                                 ----------
Insurance (0.6%):
  550  American International Group, Inc........     43,670
                                                 ----------
Manufacturing (5.1%):
  770  American Standard Companies, Inc.*.......     52,537
  660  Danaher Corp.............................     39,805
3,520  General Electric Co......................    141,081
2,180  Tyco International, Ltd..................    128,401
                                                 ----------
                                                    361,824
                                                 ----------
Media (0.4%):
  935  AOL Time Warner, Inc.*...................     30,014
                                                 ----------
Metals/Mining (0.8%):
1,650  Alcoa, Inc...............................     58,658
                                                 ----------
Oil/Gas (4.4%):
4,400  Exxon Mobil Corp.........................    172,919
1,265  Praxair, Inc.............................     69,891
1,210  Schlumberger, Ltd........................     66,490
                                                 ----------
                                                    309,300
                                                 ----------
Pharmaceuticals (6.6%):
1,100  Abbott Laboratories......................     61,325
1,100  AmerisourceBergen Corp...................     69,905
  800  Eli Lilly & Co...........................     62,832

  Shares
    or
 Principal                                        Market
  Amount                                          Value
  ------                                        ----------
Common Stocks, continued
United States, continued
Pharmaceuticals, continued
     413     Genentech, Inc.*.................. $   22,405
     550     Merck & Company, Inc..............     32,340
   3,135     Pfizer, Inc.......................    124,929
   2,090     Pharmacia Corp....................     89,139
                                                ----------
                                                   462,875
                                                ----------
Retail/Wholesale (2.9%):
     935     Costco Wholesale Corp.*...........     41,495
   1,540     CVS Corp..........................     45,584
     880     Home Depot, Inc...................     44,889
   1,210     Wal-Mart Stores, Inc..............     69,636
                                                ----------
                                                   201,604
                                                ----------
Services (1.8%):
     935     Electronic Data Systems Corp......     64,094
     743     Omnicom Group.....................     66,387
                                                ----------
                                                   130,481
                                                ----------
Telecommunications (5.1%):
   1,155     Qualcomm, Inc.*...................     58,328
   1,155     Qwest Communications
              International, Inc...............     16,320
   1,980     SBC Communications, Inc...........     77,557
   3,190     Verizon Communications, Inc.......    151,396
   4,070     WorldCom, Inc.--WorldCom Group*...     57,306
                                                ----------
                                                   360,907
                                                ----------
Tobacco (1.4%):
   2,200     Phillip Morris Companies, Inc.....    100,870
                                                ----------
                                                 3,730,516
                                                ----------
  Total Common Stocks                            6,697,319
                                                ----------
Warrant (0.0%):
$    990     Vivendi Environnement--CW06.......        405
                                                ----------
Investment Company (3.9%):
 273,882     Valiant Sweep Account.............    273,882
                                                ----------
U.S. Government Sponsored Enterprise (1.4%):
Federal Home Loan Mortgage Corporation (1.4%):
 100,000     1.73%, 01/10/02...................     99,962
                                                ----------
  Total Investments
   (Cost $7,254,746) (a)--100.1%                 7,071,568
  Liabilities in excess of other assets--(0.1)%     (4,953)
                                                ----------
  Net Assets--100.0%                            $7,066,615
                                                ==========

--------
*  Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $ 346,739
                     Unrealized depreciation....  (529,917)
                                                 ---------
                     Net unrealized depreciation $(183,178)
                                                 =========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Alliance Capital Large Cap Growth Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                                        Market
Shares                                                  Value
------                                                ----------
Common Stocks (96.2%):
Banking/Financial Services (19.9%):
  6,600 Citigroup, Inc............................... $  333,168
    800 Fannie Mae...................................     63,600
  4,000 Freddie Mac..................................    261,600
    300 Goldman Sachs Group, Inc.....................     27,825
  6,200 Household International, Inc.................    359,228
 12,300 MBNA Corp....................................    432,960
  1,100 Merrill Lynch & Company, Inc.................     57,332
    900 Morgan Stanley Dean Witter & Co..............     50,346
    100 Wells Fargo & Co.............................      4,345
                                                      ----------
                                                       1,590,404
                                                      ----------
Computers (8.2%):
 10,500 Cisco Systems, Inc.*.........................    190,155
    900 Dell Computer Corp.*.........................     24,462
    400 International Business Machines Corp.........     48,384
  5,000 Microsoft Corp.*.............................    331,250
  2,000 Sun Microsystems, Inc.*......................     24,600
    700 VERITAS Software Corp.*......................     31,381
                                                      ----------
                                                         650,232
                                                      ----------
Electronics (2.7%):
  5,600 Intel Corp...................................    176,120
    200 Maxim Integrated Products, Inc.*.............     10,502
  1,000 Texas Instruments, Inc.......................     28,000
                                                      ----------
                                                         214,622
                                                      ----------
Health Care (10.0%):
  2,500 Baxter International, Inc....................    134,075
  4,300 Johnson & Johnson............................    254,130
  1,300 Medtronic, Inc...............................     66,573
  2,800 Tenet Healthcare Corp.*......................    164,416
  1,700 UnitedHealth Group, Inc......................    120,309
    500 WellPoint Health Networks, Inc.*.............     58,425
                                                      ----------
                                                         797,928
                                                      ----------
Household (0.5%):
    700 Colgate-Palmolive Co.........................     40,425
                                                      ----------
Insurance (1.9%):
  1,900 American International Group, Inc............    150,860
                                                      ----------
Manufacturing (10.1%):
  9,900 General Electric Co..........................    396,792
  6,900 Tyco International, Ltd......................    406,410
                                                      ----------
                                                         803,202
                                                      ----------
Media (6.2%):
  7,500 AOL Time Warner, Inc.*.......................    240,750
  1,300 Clear Channel Communications, Inc.*..........     66,183

                                                       Market
Shares                                                 Value
------                                               ----------
Common Stocks, continued
Media, continued
           5,000  Liberty Media Corp., Class A*..... $   70,000
           2,700  Viacom, Inc., Class B*............    119,205
                                                     ----------
                                                        496,138
                                                     ----------
Pharmaceuticals (8.0%):
             500  American Home  Products Corp......     30,680
           2,500  Cardinal Health, Inc..............    161,650
           9,100  Pfizer, Inc.......................    362,635
           2,400  Schering-Plough Corp..............     85,944
                                                     ----------
                                                        640,909
                                                     ----------
Retail/Wholesale (11.5%):
           4,100  Home Depot, Inc...................    209,141
           5,200  Kohl's Corp.*.....................    366,288
           2,600  Target Corp.......................    106,730
           1,300  Wal-Mart Stores, Inc..............     74,815
           4,800  Walgreen Co.......................    161,568
                                                     ----------
                                                        918,542
                                                     ----------
Services (5.4%):
           1,600  Concord EFS, Inc.*................     52,448
           4,700  Electronic Data Systems Corp......    322,185
             700  First Data Corp...................     54,915
                                                     ----------
                                                        429,548
                                                     ----------
Telecommunications (10.3%):
          14,300  AT&T Wireless Services, Inc.*.....    205,491
           1,700  Comcast Corp.*....................     61,200
          14,900  Nokia Corp., ADR..................    365,497
           4,000  Sprint Corp.--PCS Group*..........     97,640
           3,700  Vodafone Group plc................     95,016
                                                     ----------
                                                        824,844
                                                     ----------
Tobacco (0.5%):
             900  Philip Morris Companies, Inc......     41,265
                                                     ----------
Travel/Entertainment (1.0%):
           1,400  Harley-Davidson, Inc..............     76,034
                                                     ----------
  Total Common Stocks                                 7,674,953
                                                     ----------
Investment Company (4.8%):
         380,722  TNT Offshore Deposit Account......    380,722
                                                     ----------
  Total Investments
   (Cost $7,732,995) (a)--101.0%                      8,055,675
  Liabilities in excess of other assets--(1.0)%         (78,632)
                                                     ----------
  Net Assets--100.0%                                 $7,977,043
                                                     ==========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Alliance Capital Large Cap Growth Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

--------
*  Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $416,356
                     Unrealized depreciation....  (93,676)
                                                 --------
                     Net unrealized appreciation $322,680
                                                 ========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Van Kampen Growth Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                                    Market
Shares                                              Value
------                                            ----------
Common Stocks (97.2%):
Consumer Discretionary (25.8%):
  1,100 AutoZone, Inc.*.......................... $   78,980
    770 Best Buy Company, Inc.*..................     57,350
    810 Borders Group, Inc.*.....................     16,070
    810 BorgWarner, Inc..........................     42,323
  2,350 Brinker International, Inc.*.............     69,936
  2,090 CBRL Group, Inc..........................     61,530
  1,840 CDW Computer Centers, Inc.*..............     98,825
  2,030 Charter Communications, Inc.*............     33,353
  1,160 Darden Restaurants, Inc..................     41,064
  5,180 Foot Locker, Inc.*.......................     81,067
  2,040 Genesco, Inc.*...........................     42,350
  1,460 Hot Topic, Inc.*.........................     45,829
  1,020 International Game Technology*...........     69,666
  1,840 Interpublic Group of Companies, Inc......     54,354
    320 Johnson Controls, Inc....................     25,840
  1,650 Jones Apparel Group, Inc.*...............     54,731
  1,390 Lear Corp.*..............................     53,015
  1,280 New York Times Co., Class A..............     55,360
  4,020 Office Depot, Inc.*......................     74,531
  4,920 Pep Boys-Manny, Moe & Jack...............     84,378
  1,500 Polo Ralph Lauren Corp.*.................     40,140
  1,140 Reebok International, Ltd.*..............     30,210
  3,800 Ruby Tuesday, Inc........................     78,394
  2,230 TJX Companies, Inc.......................     88,887
    580 Tricon Global Restaurants, Inc.*.........     28,536
                                                  ----------
                                                   1,406,719
                                                  ----------
Consumer Staples (3.6%):
  2,700 NBTY, Inc.*..............................     31,590
  3,370 Oakley, Inc.*............................     54,797
  1,490 Pepsi Bottling Group, Inc................     35,015
  1,910 Smithfield Foods, Inc.*..................     42,096
  1,000 UST, Inc.................................     35,000
                                                  ----------
                                                     198,498
                                                  ----------
Energy (4.5%):
    690 Baker Hughes, Inc........................     25,164
  2,490 Conoco, Inc..............................     70,467
    820 EOG Resources, Inc.......................     32,070
  2,090 GlobalSantaFe Corp.......................     59,607
  1,140 Noble Drilling Corp.*....................     38,806
    360 Phillips Petroleum Co....................     21,694
                                                  ----------
                                                     247,808
                                                  ----------
Financials (7.7%):
    310 AmeriCredit Corp.*.......................      9,781
    670 Bear Stearns Companies, Inc..............     39,289
    760 Compass Bancshares, Inc..................     21,508
  1,000 Federated Investors, Inc., Class B.......     31,880
    920 IndyMac Bancorp, Inc.*...................     21,510
    820 Lehman Brothers Holdings, Inc............     54,775
    600 Loews Corp...............................     33,228

                                                    Market
Shares                                              Value
------                                            ----------
Common Stocks, continued
Financials, continued
    250 MBIA, Inc................................ $   13,408
    840 Old Republic International Corp..........     23,528
    250 SEI Investments Co.......................     11,278
    810 SouthTrust Corp..........................     19,983
    500 Stilwell Financial, Inc..................     13,610
    620 USA Education, Inc.......................     52,092
    840 Vishay Intertechnology, Inc.*............     16,380
  1,760 Washington Mutual, Inc...................     57,551
                                                  ----------
                                                     419,801
                                                  ----------
Health Care (23.2%):
    520 AdvancePCS*..............................     15,262
    450 Allergan, Inc............................     33,773
    600 Apogent Technologies, Inc.*..............     15,480
    280 Applera Corp.............................     10,996
    220 Barr Laboratories, Inc.*.................     17,459
    180 Biogen, Inc.*............................     10,323
  1,480 Biomet, Inc..............................     45,732
    680 Biovail Corp.*...........................     38,250
    690 Boston Scientific Corp.*.................     16,643
  3,040 Caremark Rx, Inc.*.......................     49,582
    490 Chiron Corp.*............................     21,482
    560 Cytyc Corp.*.............................     14,616
    670 DENTSPLY International, Inc..............     33,634
    350 Enzon, Inc.*.............................     19,698
    490 Forest Laboratories, Inc.*...............     40,156
  1,060 Genzyme Corp.*...........................     63,451
    480 Gilead Sciences, Inc.*...................     31,546
  1,290 Guidant Corp.*...........................     64,241
    780 Health Management Associates, Inc.
         Class A*................................     14,352
  2,120 HEALTHSOUTH Corp.*.......................     31,418
  1,130 Hillenbrand Industries, Inc..............     62,454
    360 Human Genome Sciences, Inc.*.............     12,139
    800 IDEC Pharmaceuticals Corp.*..............     55,144
  1,630 IVAX Corp.*..............................     32,828
  1,036 King Pharmaceuticals, Inc.*..............     43,647
    300 Laboratory Corporation of America
         Holdings*...............................     24,255
  1,050 Lincare Holdings, Inc.*..................     30,083
    370 Medicis Pharmaceutical Corp., Class A*...     23,898
    390 MedImmune, Inc.*.........................     18,077
    810 Mylan Laboratories, Inc..................     30,375
    860 Quest Diagnostics, Inc.*.................     61,671
    330 Sepracor, Inc.*..........................     18,830
  5,580 Service Corporation International*.......     27,844
    880 SICOR, Inc.*.............................     13,798
    650 St. Jude Medical, Inc.*..................     50,473
    380 Stryker Corp.............................     22,181
    490 Tenet Healthcare Corp.*..................     28,773
    480 UnitedHealth Group, Inc..................     33,970
    400 Universal Health Services, Inc., Class B*     17,112

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Van Kampen Growth Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001


                                                         Market
Shares                                                   Value
------                                                 ----------
Common Stocks, continued
Health Care, continued
      30  WellPoint Health Net*....................... $    3,506
     560  WellPoint Health Networks, Inc.*............     65,435
                                                       ----------
                                                        1,264,587
                                                       ----------
Industrials (5.0%):
   2,010  Casella Waste Systems, Class A*.............     29,768
   3,260  Cendant Corp.*..............................     63,929
   1,930  CSX Corp....................................     67,646
     860  First Data Corp.............................     67,467
   1,140  Roadway Corp................................     41,838
                                                       ----------
                                                          270,648
                                                       ----------
Information Technology (27.2%):
     580  Adobe Systems, Inc..........................     18,009
     620  Affiliated Computer Services, Inc., Class A*     65,801
   7,080  Agere Systems, Inc., Class A*...............     40,285
     960  Altera Corp.*...............................     20,371
     430  Amdocs, Ltd.*...............................     14,607
     500  AmerisourceBergen Corp......................     31,775
     590  Analog Devices, Inc.*.......................     26,190
   1,420  Autodesk, Inc...............................     52,923
   2,410  Avaya, Inc.*................................     29,282
    460   AVX Corp....................................     10,851
   2,480  BMC Software, Inc.*.........................     40,598
   1,240  Borland Software Corp.*.....................     19,418
   1,880  Cadence Design Systems, Inc.*...............     41,210
   3,280  Celestica, Inc.*............................    132,479
     510  Check Point Software Technologies, Ltd.*....     20,344
     890  Citrix Systems, Inc.*.......................     20,167
   1,440  Comverse Technology, Inc.*..................     32,213
   1,340  Credence Systems Corp.*.....................     24,884
   1,590  Fairchild Semiconductor Corp., Class A*.....     44,838
   2,640  Flextronics International, Ltd.*............     63,334
     410  Genesis Microchip, Inc.*....................     27,109
     970  International Rectifier Corp.*..............     33,834

 Shares
   or
Principal                                                Market
 Amount                                                  Value
 ------                                                ----------
Common Stocks, continued
Information Technology, continued
     680  Intuit, Inc.*............................... $   29,090
     740  Jabil Circuit, Inc.*........................     16,813
   1,170  Lam Research Corp.*.........................     27,167
   2,000  Lattice Semiconductor Corp.*................     41,140
   1,130  LSI Logic Corp.*............................     17,831
   6,450  Lucent Technologies, Inc....................     40,571
   1,060  Microchip Technology, Inc.*.................     41,064
     230  Micron Technology, Inc.*....................      7,130
     410  National Semiconductor Corp.*...............     12,624
     880  PeopleSoft, Inc.*...........................     35,376
   2,900  Peregrine Systems, Inc.*....................     43,007
     760  PerkinElmer, Inc............................     26,615
   1,280  Rational Software Corp.*....................     24,960
   1,871  Sanmina Corp.*..............................     37,233
   2,680  Solectron Corp.*............................     30,230
     530  Storage Technology Corp.*...................     10,955
   1,240  Symantec Corp.*.............................     82,249
   1,860  Tech Data Corp.*............................     80,501
     710  Tektronix, Inc.*............................     18,304
   1,440  Waters Corp.*...............................     55,800
                                                       ----------
                                                        1,489,182
                                                       ----------
Telecommunication Services (0.2%):
     960  Qwest Communications International Inc. ....     13,565
                                                       ----------
  Total Common Stocks                                   5,310,808
                                                       ----------
U.S. Government Sponsored Enterprise (3.2%):
Federal National Mortgage Association (3.2%):
$173,000  1.50%, 01/02/02**...........................    173,000
                                                       ----------
  Total Investments
   (Cost $5,102,690) (a)--100.4%                        5,483,808
  Liabilities in excess of other assets--(0.4)%           (22,392)
                                                       ----------
  Net Assets--100.0%                                   $5,461,416
                                                       ==========

--------
*  Non-income producing security.
** Rate presented indicates the effective yield at the time of purchase.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $ 585,003
                     Unrealized depreciation....  (203,885)
                                                 ---------
                     Net unrealized appreciation $ 381,118
                                                 =========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Growth Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                              Market
Shares                                        Value
------                                      -----------
Common Stocks (93.9%):
Aerospace/Defense (2.5%):
  4,480 United Technologies Corp........... $   289,542
                                            -----------
Banking/Financial Services (15.2%):
  8,400 Citigroup, Inc.....................     424,032
  2,660 Fannie Mae.........................     211,470
  1,750 Fifth Third Bancorp................     107,328
  5,600 Fleet Boston Financial Corp........     204,400
  1,610 Household International, Inc.......      93,283
  3,500 J.P. Morgan Chase & Co.............     127,225
  1,170 Legg Mason, Inc....................      58,477
  1,565 Lehman Brothers Holdings, Inc......     104,542
    200  Mellon Financial Corp.............       7,524
  1,610 Merrill Lynch & Company, Inc.......      83,913
  1,400 Morgan Stanley Dean Witter & Co....      78,316
  4,200 State Street Corp..................     219,450
                                            -----------
                                              1,719,960
                                            -----------
Beverages (4.1%):
  4,900 Coca-Cola Co.......................     231,035
  4,900 PepsiCo, Inc.......................     238,581
                                            -----------
                                                469,616
                                            -----------
Biotechnology (3.7%):
  2,240 Amgen, Inc.*.......................     126,426
  3,325 Enzon, Inc.*.......................     187,131
  1,630 IDEC Pharmaceuticals Corp.*........     112,356
                                            -----------
                                                425,913
                                            -----------
Chemicals (1.4%):
  2,800 Praxair, Inc.......................     154,700
                                            -----------
Computers (6.4%):
  8,400 Cisco Systems, Inc.*...............     152,124
  2,800 Citrix Systems, Inc.*..............      63,448
  5,400 Microsoft Corp.*...................     357,750
  7,700 Sun Microsystems, Inc.*............      94,710
  1,400 VERITAS Software Corp.*............      62,762
                                            -----------
                                                730,794
                                            -----------
Electronics (5.0%):
  9,800 Intel Corp.........................     308,210
  2,100 Micron Technology, Inc.*...........      65,100
  1,750 Photon Dynamics, Inc.*.............      79,888
  4,200 Texas Instruments, Inc.............     117,600
                                            -----------
                                                570,798
                                            -----------
Health Care (3.1%):
    975 Baxter International, Inc..........      52,289
  3,220 Johnson & Johnson..................     190,302
  1,400 Laboratory Corporation of America
         Holdings*.........................     113,190
                                            -----------
                                                355,781
                                            -----------

                                              Market
Shares                                        Value
------                                      -----------
Common Stocks, continued
Household (1.5%):
  2,100 Procter & Gamble Co................ $   166,173
                                            -----------
Insurance (2.9%):
  4,200 American International Group, Inc..     333,480
                                            -----------
Manufacturing (6.9%):
  2,100 Avery Dennison Corp................     118,713
  7,700 General Electric Co................     308,616
  2,100 ITT Industries, Inc................     106,050
  4,200 Tyco International, Ltd............     247,380
                                            -----------
                                                780,759
                                            -----------
Media (4.1%):
  5,600 AOL Time Warner, Inc.*.............     179,760
  1,955 Clear Channel Communications, Inc.*      99,529
  1,825 Gannett Company, Inc...............     122,695
  4,200 Liberty Media Corp., Class A*......      58,800
                                            -----------
                                                460,784
                                            -----------
Oil/Gas (4.8%):
  2,100 ChevronTexaco Corp.................     188,181
  7,000 Exxon Mobil Corp...................     275,100
  1,050 Schlumberger, Ltd..................      57,698
  3,220 Stolt Offshore SA, ADR*............      28,980
                                            -----------
                                                549,959
                                            -----------
Pharmaceuticals (6.3%):
  3,150 Abbott Laboratories................     175,613
  8,400 Pfizer, Inc........................     334,739
  3,450 Pharmacia Corp.....................     147,143
  1,625 Schering-Plough Corp...............      58,191
                                            -----------
                                                715,686
                                            -----------
Retail/Wholesale (8.2%):
  2,240 Costco Wholesale Corp.*............      99,411
  3,500 Home Depot, Inc....................     178,535
  2,100 Lowe's Companies, Inc..............      97,461
  3,500 Safeway, Inc.*.....................     146,125
  7,000 Wal-Mart Stores, Inc...............     402,850
                                            -----------
                                                924,382
                                            -----------
Services (7.1%):
  2,800 Accenture, Ltd.*...................      75,376
  1,400 Automatic Data Processing, Inc.....      82,460
  1,825 ChoicePoint, Inc.*.................      92,509
  3,640 Concord EFS, Inc.*.................     119,319
  2,240 Electronic Data Systems Corp.......     153,552
  2,100 Fluor Corp.........................      78,540
  1,400 Omnicom Group, Inc.................     125,090
  2,100 PeopleSoft, Inc.*..................      84,420
                                            -----------
                                                811,266
                                            -----------

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Growth Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

                                                  Market
Shares                                            Value
------                                          -----------
Common Stocks, continued
Telecommunications (6.3%):
    200 Nextel Communications, Inc., Class A*   $     2,192
  7,000 Nokia Corp., ADR                            171,710
  2,150 Qualcomm, Inc.*                             108,575
  4,200 Qwest Communications International Inc.      59,346
  2,100 Sprint Corp.--PCS Group*                     51,261
  4,620 Verizon Communications, Inc.                219,265
  9,000 Winstar Communications, Inc.*                 1,260
  7,700 WorldCom Group*                             108,416
                                                -----------
                                                    722,025
                                                -----------
Tobacco (2.0%):
  5,040 Philip Morris Companies, Inc.               231,084
                                                -----------
Utilities (2.4%):
  2,100 Dominion Resources, Inc.                    126,210
  3,850 Duke Energy Corp.                           151,151
                                                -----------
                                                    277,361
                                                -----------
 Total Common Stocks                             10,690,063
                                                -----------

   Shares
     or
  Principal                                      Market
   Amount                                        Value
   ------                                      -----------
Investment Company (3.0%):
 344,256        Valiant Sweep Account          $   344,256
                                               -----------
U.S. Government Sponsored Enterprises (2.2%):
Federal Home Loan Mortgage Corporation (2.2%):
$250,000        1.69%, 01/08/02**                  249,929
                                               -----------
Depositary Receipt (0.9%):
   1,588        Oil Service HOLDRs Trust            96,868
                                               -----------
  Total Investments
   (Cost $11,941,127) (a)--100.0%               11,381,116
  Liabilities in excess of other assets--0.0%       (5,112)
                                               -----------
  Net Assets--100.0%                           $11,376,004
                                               ===========

--------
*  Non-income producing security.
** Rate presented indicates the effective yield at the time of purchase.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $   689,203
                    Unrealized depreciation....  (1,249,214)
                                                -----------
                    Net unrealized depreciation $  (560,011)
                                                ===========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO Renaissance Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                           Market
Shares                                     Value
------                                   ----------
Common Stocks (100.1%):
Bermuda (8.9%):
Insurance (8.9%):
 7,300 ACE, Ltd......................... $  293,095
 9,700 PartnerRe, Ltd...................    523,800
                                         ----------
                                            816,895
                                         ----------
Brazil (0.9%):
Oil/Gas (0.9%):
 3,600 Petroleo Brasileiro SA, ADR......     80,028
                                         ----------
Canada (8.8%):
Insurance (2.9%):
 2,600 Fairfax Financial Holdings, Ltd.*    267,124
                                         ----------
Metals/Mining (5.9%):
15,200 Alcan, Inc.......................    546,136
                                         ----------
                                            813,260
                                         ----------
South Africa (0.3%):
Paper Products (0.3%):
 3,000 Sappi, Ltd., ADR.................     30,750
                                         ----------
United Kingdom (0.8%):
Food (0.8%):
15,400 Tate & Lyle plc..................     77,886
                                         ----------
United States (80.4%):
Airlines (4.3%):
 9,000 AMR Corp.*.......................    199,530
 7,500 Continental Airlines, Inc.*......    196,575
                                         ----------
                                            396,105
                                         ----------
Automobiles (8.2%):
 5,400 ArvinMeritor, Inc................    106,056
 3,200 Cummins, Inc.....................    123,328
 5,600 Navistar International Corp......    221,200
20,600 Visteon Corp.....................    309,824
                                         ----------
                                            760,408
                                         ----------
Banking/Financial Services (4.0%):
 5,200 Golden State Bancorp, Inc........    135,980
 1,200 J.P. Morgan Chase & Co...........     43,620
 2,500 Pacific Century Financial Corp...     64,725
 1,000 Provident Financial Group, Inc...     26,280
 3,000 Washington Mutual, Inc...........     98,100
                                         ----------
                                            368,705
                                         ----------
Chemicals (6.6%):
 8,500 Crompton Corp....................     76,500
 3,800 Hercules, Inc.*..................     38,000
15,300 IMC Global, Inc..................    198,900
 3,100 NOVA Chemicals Corp..............     59,737
16,400 Solutia, Inc.....................    229,928
                                         ----------
                                            603,065
                                         ----------

                                           Market
Shares                                     Value
------                                   ----------
Common Stocks, continued
United States, continued
Computers (3.2%):
18,600 Compaq Computer Corp............. $  181,536
17,200 Maxtor Corp.*....................    109,048
                                         ----------
                                            290,584
                                         ----------
Electric Utilities (5.5%):
 3,400 Mirant Corp.*....................     54,468
23,400 PG&E Corp........................    450,217
                                         ----------
                                            504,685
                                         ----------
Electronics (4.7%):
 3,500 Axcelis Technologies, Inc.*......     45,115
 1,800 Cooper Industries, Inc...........     62,856
 1,900 Credence Systems Corp.*..........     35,283
   900 Kulicke & Soffa Industries, Inc.*     15,435
 8,683 Micron Technology, Inc.*.........    269,173
                                         ----------
                                            427,862
                                         ----------
Food (0.4%):
 1,000 Corn Products International, Inc.     35,250
                                         ----------
Health Care (5.5%):
 8,400 Aetna, Inc.......................    277,116
14,300 PacifiCare Health Systems, Inc.*.    228,800
                                         ----------
                                            505,916
                                         ----------
Hotels/Motels (1.0%):
 3,800 Fairmont Hotels & Resorts, Inc...     90,820
                                         ----------
Household (0.4%):
 1,800 Tupperware Corp..................     34,650
                                         ----------
Insurance (6.0%):
 4,900 Allstate Corp....................    165,130
 5,500 American Financial Group, Inc....    135,025
 1,900 Loews Corp.......................    105,222
13,000 Mutual Risk Management, Ltd......     94,900
 1,500 Prudential Financial, Inc.*......     49,785
                                         ----------
                                            550,062
                                         ----------
Manufacturing (3.5%):
15,100 CNH Global NV....................     91,959
 4,600 Rockwell International Corp......     82,156
 3,900 York International Corp..........    148,707
                                         ----------
                                            322,822
                                         ----------
Metals/Mining (4.6%):
 4,900 Nucor Corp.......................    259,504
 8,800 USX-U.S. Steel Group, Inc........    159,368
                                         ----------
                                            418,872
                                         ----------
Oil/Gas (9.8%):
 1,000 Burlington Resources, Inc........     37,540
 9,300 Diamond Offshore Drilling, Inc...    282,720

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO Renaissance Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

                                                   Market
Shares                                             Value
------                                           ----------
Common Stocks, continued
United States, continued
Oil/Gas, continued
 3,500 ENSCO International, Inc................. $   86,975
 1,000 GlobalSantaFe Corp.......................     28,520
   500 Nabors Industries, Inc.*.................     17,165
 1,000 Patterson-UTI Energy, Inc.*..............     23,310
 8,000 Pride International, Inc.*...............    120,800
 9,300 Rowan Companies, Inc.*...................    180,141
 4,000 Tidewater, Inc...........................    135,600
                                                 ----------
                                                    912,771
                                                 ----------
Retail/Wholesale (6.4%):
 4,700 Hasbro, Inc..............................     76,281
14,400 J.C. Penney Company, Inc ................    387,360
 6,000 Toys "R" Us, Inc.*.......................    124,440
                                                 ----------
                                                    588,081
                                                 ----------

                                                  Market
 Shares                                           Value
 ------                                         ----------
Common Stocks, continued
United States, continued
Telecommunications (3.2%):
20,700    WorldCom, Inc.--WorldCom Group*...... $  291,456
                                                ----------
Transportation (3.1%):
 2,700    CSX Corp.............................     94,635
 7,000    Swift Transportation Company, Inc.*..    150,570
 1,700    Werner Enterprises, Inc..............     41,310
                                                ----------
                                                   286,515
                                                ----------
                                                 7,388,629
                                                ----------
  Total Common Stocks                            9,207,448
                                                ----------
  Total Investments
   (Cost $8,459,955) (a)--100.1%                 9,207,448
  Liabilities in excess of other assets--(0.1)%    (10,351)
                                                ----------
  Net Assets--100.0%                            $9,197,097
                                                ==========

--------
*  Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation.... $ 901,794
Unrealized depreciation....  (154,301)
                            ---------
Net unrealized appreciation $ 747,493
                            =========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO Value Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                                    Market
Shares                                              Value
------                                            ----------
Common Stocks (96.2%):
Bermuda (4.3%):
Insurance (4.3%):
 6,900 ACE, Ltd.................................. $  277,035
                                                  ----------
Brazil (2.9%):
Oil/Gas (2.9%):
 8,400 Petroleo Brasileiro SA, ADR...............    186,732
                                                  ----------
Canada (6.1%):
Insurance (0.8%):
   500 Fairfax Financial Holdings, Ltd.*.........     51,370
                                                  ----------
Metals/Mining (5.3%):
 9,600 Alcan, Inc................................    344,928
                                                  ----------
                                                     396,298
                                                  ----------
Germany (2.1%):
Chemicals (2.1%):
 4,300 Bayer AG..................................    136,682
                                                  ----------
Netherlands (0.2%):
Electronics (0.2%):
   400 Koninklijke (Royal) Philips Electronics NV
        New York Registered Shares...............     11,644
                                                  ----------
United States (80.6%):
Aerospace/Defense (0.1%):
   100 Boeing Co.................................      3,878
                                                  ----------
Airlines (3.6%):
 6,100 AMR Corp.*................................    135,237
 3,800 Continental Airlines, Inc.*...............     99,598
                                                  ----------
                                                     234,835
                                                  ----------
Automobiles (1.2%):
 5,000 Visteon Corp..............................     75,200
                                                  ----------
Banking/Financial Services (12.0%):
   600 Fannie Mae................................     47,700
 1,800 FleetBoston Financial Corp................     65,700
 2,100 Freddie Mac...............................    137,340
 2,900 J.P. Morgan Chase & Co....................    105,415
 5,800 U.S. Bancorp..............................    121,394
 7,100 Washington Mutual, Inc....................    232,170
 1,600 Wells Fargo & Co..........................     69,520
                                                  ----------
                                                     779,239
                                                  ----------
Chemicals (1.0%):
 1,900 Dow Chemical Co...........................     64,182
                                                  ----------
Computers (5.1%):
33,500 Compaq Computer Corp......................    326,960
                                                  ----------
Electric Utilities (4.8%):
16,100 PG&E Corp.................................    309,764
                                                  ----------
Electronics (4.6%):
 1,900 Emerson Electric Co.......................    108,490

                                                    Market
Shares                                              Value
------                                            ----------
Common Stocks, continued
United States, continued
Electronics, continued
 6,182 Micron Technology, Inc.*.................. $  191,642
                                                  ----------
                                                     300,132
                                                  ----------
Health Care (0.7%):
 3,000 PacifiCare Health Systems, Inc.*..........     48,000
                                                  ----------
Insurance (16.2%):
 9,000 Allstate Corp.............................    303,300
     3 Berkshire Hathaway, Inc., Class A*........    226,800
 3,500 CIGNA Corp................................    324,275
 3,600 Loews Corp................................    199,368
                                                  ----------
                                                   1,053,743
                                                  ----------
Manufacturing (0.1%):
   100 Caterpillar, Inc..........................      5,225
                                                  ----------
Media (4.2%):
19,200 Liberty Media Corp.*......................    268,800
                                                  ----------
Metals/Mining (1.9%):
 2,700 Alcoa, Inc................................     95,985
   500 Nucor Corp................................     26,480
                                                  ----------
                                                     122,465
                                                  ----------
Oil/Gas (11.0%):
 6,000 Halliburton Co............................     78,600
 3,600 Nabors Industries, Inc.*..................    123,588
 3,500 Rowan Companies, Inc.*....................     67,795
 5,100 Schlumberger, Ltd.........................    280,245
 4,700 Transocean Sedco Forex, Inc...............    158,954
                                                  ----------
                                                     709,182
                                                  ----------
Pharmaceuticals (1.2%):
 2,100 Schering-Plough Corp......................     75,201
                                                  ----------
Retail/Wholesale (4.1%):
 8,200 J. C. Penney Company, Inc.................    220,580
 1,600 Kroger Co.*...............................     33,392
   200 Sears, Roebuck & Co.......................      9,528
                                                  ----------
                                                     263,500
                                                  ----------
Telecommunications (6.6%):
 9,600 AT&T Corp.................................    174,144
 1,500 Lucent Technologies, Inc..................      9,435
17,100 WorldCom, Inc.--WorldCom Group*...........    240,768
                                                  ----------
                                                     424,347
                                                  ----------
Tobacco (0.1%):
   200 Philip Morris Companies, Inc..............      9,170
                                                  ----------
Transportation (2.1%):
 3,800 CSX Corp..................................    133,190
                                                  ----------
                                                   5,207,013
                                                  ----------
 Total Common Stocks                               6,215,404
                                                  ----------

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO Value Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

                                                Market
Shares                                          Value
------                                        ----------
Investment Company (0.3%):
United States (0.3%):
 300    iShares Russell 1000 Value Index Fund $   16,620
                                              ----------
  Total Investments
   (Cost $5,781,592) (a)--96.5%                6,232,024
  Other assets in excess of liabilities--3.5%    229,195
                                              ----------
  Net Assets--100.0%                          $6,461,219
                                              ==========

--------
*  Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation........................ $463,090
Unrealized depreciation........................  (12,658)
                                                --------
Net unrealized appreciation.................... $450,432
                                                ========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ American Growth Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                                  Market
Shares                                            Value
------                                          ----------
Common Stocks (92.6%):
Consumer Discretionary (21.7%):
    560 AutoZone, Inc.*........................ $   40,208
  2,260 Bed Bath & Beyond, Inc.*...............     76,614
    970 Best Buy Company, Inc.*................     72,246
    430 Blockbuster, Inc., Class A.............     10,836
    420 Centex Corp............................     23,978
    700 Circuit City Stores, Inc.--Circuit City
         Group.................................     18,165
    600 Clear Channel Communications, Inc.*....     30,546
  1,480 Costco Wholesale Corp.*................     65,682
    560 Darden Restaurants, Inc................     19,824
  1,495 eBay, Inc.*............................    100,015
  1,500 Gemstar-TV Guide International, Inc.*..     41,550
    920 Harley-Davidson, Inc...................     49,965
  2,050 Home Depot, Inc........................    104,570
    570 International Game Technology*.........     38,931
    280 Johnson Controls, Inc..................     22,610
  1,100 Kohl's Corp.*..........................     77,484
    300 Lennar Corp............................     14,046
  2,950 Lowe's Companies, Inc..................    136,909
    110 Magna International, Inc., Class A.....      6,982
  1,110 Mattel, Inc............................     19,092
    840 Nike, Inc., Class B....................     47,242
  1,660 Office Depot, Inc.*....................     30,776
    150 Omnicom Group, Inc.....................     13,403
    840 Ross Stores, Inc.......................     26,947
    900 Target Corp............................     36,945
    560 TJX Companies, Inc.....................     22,322
    900 TMP Worldwide, Inc.*...................     38,610
  1,140 USA Networks, Inc.*....................     31,133
  1,500 Viacom, Inc., Class B*.................     66,225
    870 Wal-Mart Stores, Inc...................     50,069
    280 Whole Foods Market, Inc.*..............     12,197
                                                ----------
                                                 1,346,122
                                                ----------
Consumer Staples (2.0%):
    780 General Mills, Inc.....................     40,568
    840 Pepsi Bottling Group, Inc..............     19,740
    420 PepsiCo, Inc...........................     20,450
    570 Procter & Gamble Co....................     45,104
                                                ----------
                                                   125,862
                                                ----------
Energy (2.3%):
  1,500 Baker Hughes, Inc......................     54,705
    950 BJ Services Co.*.......................     30,828
    250 GlobalSantaFe Corp.....................      7,130
  1,100 Halliburton Co.........................     14,410
    570 Phillips Petroleum Co..................     34,348
                                                ----------
                                                   141,421
                                                ----------
Financials (5.7%):
    560 American International Group, Inc......     44,463
    550 Arthur J. Gallagher & Co...............     18,970

                                                  Market
Shares                                            Value
------                                          ----------
Common Stocks, continued
Financials, continued
    560 Bank of America Corp................... $   35,252
  2,130 Charles Schwab Corp....................     32,951
    560 Dime Bancorp, Inc......................     20,205
    560 Fifth Third Bancorp....................     34,345
    410 First Tennessee National Corp..........     14,867
    560 Freddie Mac............................     36,624
    440 Lehman Brothers Holdings, Inc..........     29,392
    350 MBNA Corp..............................     12,320
    390 North Fork Bancorporation, Inc.........     12,476
  1,130 SouthTrust Corp........................     27,877
    410 USA Education, Inc.....................     34,448
                                                ----------
                                                   354,190
                                                ----------
Health Care (17.1%):
  1,190 Abbott Laboratories....................     66,342
    420 Allergan, Inc..........................     31,521
    400 American Home Products Corp............     24,544
    770 Amgen, Inc.*...........................     43,459
    260 Barr Laboratories, Inc.*...............     20,634
    900 Baxter International, Inc..............     48,267
    850 Biomet, Inc............................     26,265
    420 Biovail Corp.*.........................     23,625
    150 Cephalon, Inc.*........................     11,338
    280 Cytyc Corp.*...........................      7,308
    440 Forest Laboratories, Inc.*.............     36,058
  1,160 Genzyme Corp.*.........................     69,437
    840 Gilead Sciences, Inc.*.................     55,205
  1,120 Guidant Corp.*.........................     55,776
    590 HCA-The Healthcare Co..................     22,739
  1,000 IDEC Pharmaceuticals Corp.*............     68,929
    880 Immunex Corp.*.........................     24,385
    900 Johnson & Johnson......................     53,190
    920 King Pharmaceuticals, Inc.*............     38,760
    980 McKesson Corp..........................     36,652
    810 Pfizer, Inc............................     32,279
    560 Quest Diagnostics, Inc.*...............     40,158
    700 St. Jude Medical, Inc.*................     54,355
    980 Tenet Healthcare Corp.*................     57,545
    750 UnitedHealth Group, Inc................     53,078
    510 WellPoint Health Networks, Inc.*.......     59,593
                                                ----------
                                                 1,061,442
                                                ----------
Industrials (8.1%):
    550 Apollo Group, Inc., Class A*...........     24,756
  2,890 Cendant Corp.*.........................     56,673
  3,940 Concord EFS, Inc.*.....................    129,153
    570 FedEx Corp.*...........................     29,572
  1,120 First Data Corp........................     87,864
    990 H&R Block, Inc.........................     44,253
  1,400 Southwest Airlines Co..................     25,872
  1,120 Tyco International, Ltd................     65,968

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ American Growth Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

                                                  Market
Shares                                            Value
------                                          ----------
Common Stocks, continued
Industrials, continued
  1,130 Waste Management, Inc.................. $   36,058
                                                ----------
                                                   500,169

                                                ----------
Information Technology (34.6%):
    850 Accenture, Ltd., Class A*..............     22,882
    420 Affiliated Computer Services, Inc.
         Class A*..............................     44,575
    380 AmerisourceBergen Corp.................     24,149
    580 Analog Devices, Inc.*..................     25,746
    840 Broadcom Corp., Class A*...............     34,331
    950 Brocade Communications Systems, Inc.*..     31,464
    560 Cerner Corp.*..........................     27,961
  1,760 Check Point Software
         Technologies, Ltd.*...................     70,206
  3,510 Cisco Systems, Inc.*...................     63,566
  1,450 Computer Associates International, Inc.     50,011
  4,100 Dell Computer Corp.*...................    111,437
  1,060 Electronic Arts, Inc.*.................     63,547
    830 Electronic Data Systems Corp...........     56,897
    300 Emulex Corp.*..........................     11,853
    570 Fiserv, Inc............................     24,122
    410 Genesis Microchip, Inc.*...............     27,109
  4,110 Intel Corp.............................    129,259
    840 International Business Machines Corp...    101,605
    770 Intersil Corp., Class A*...............     24,833
  1,180 Intuit, Inc.*..........................     50,480
  1,020 KLA-Tencor Corp.*......................     50,551
    230 L-3 Communications Holdings, Inc.*.....     20,700
    570 Linear Technology Corp.................     22,253
  1,410 Lockheed Martin Corp...................     65,805
    990 Maxim Integrated Products, Inc.*.......     51,985
  1,670 Microchip Technology, Inc.*............     64,696
  1,790 Micron Technology, Inc.*...............     55,490
  1,475 Microsoft Corp.*.......................     97,719
  1,470 National Semiconductor Corp.*..........     45,261
  1,800 Network Associates, Inc.*..............     46,530

  Shares
    or
 Principal                                        Market
  Amount                                          Value
  ------                                        ----------
Common Stocks, continued
Information Technology, continued
   2,815     Nokia Corp., ADR.................. $   69,052
     840     NVIDIA Corp.*.....................     56,196
   2,000     PeopleSoft, Inc.*.................     80,400
   1,390     Polycom, Inc.*....................     47,357
   1,450     Rational Sotware Corp.*...........     28,275
   1,470     RF Micro Devices, Inc.*...........     28,268
   1,150     Sanmina Corp.*....................     22,885
     710     Semtech Corp.*....................     25,340
   1,400     Siebel Systems, Inc.*.............     39,172
   2,820     Sun Microsystems, Inc.*...........     34,686
     560     SunGard Data Systems, Inc.*.......     16,201
     970     Texas Instruments, Inc............     27,160
   1,490     VERITAS Software Corp.*...........     66,797
   1,180     Vodafone Group plc, ADR...........     30,302
     310     Waters Corp.*.....................     12,013
   1,190     Xilinx, Inc.......................     46,470
                                                ----------
                                                 2,147,597
                                                ----------
Materials (0.3%):
     230     Ball Corp.........................     16,261
                                                ----------
Telecommunication Services (0.4%):
   1,140     Sprint Corp. (PCS Group)*.........     27,827
                                                ----------
Utilities (0.4%):
   1,500     Calpine Corp.*....................     25,185
                                                ----------
  Total Common Stocks                            5,746,076
                                                ----------
U.S. Government Sponsored Enterprise (7.3%):
Federal National Mortgage Association (7.3%):
$454,000     1.50%, 01/02/02**.................    454,000
                                                ----------
  Total Investments
   (Cost $5,659,360) (a)--99.9%                  6,200,076
  Other assets in excess of liabilities--0.1%        8,811
                                                ----------
  Net Assets--100.0%                            $6,208,887
                                                ==========

--------

*  Non-income producing security.
** The rate reflected is the rate in effect at December 31, 2001. The maturity date reflected is the final maturity date.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation...... $629,642
                    Unrealized depreciation......  (88,926)
                                                  --------
                    Net unrealized appreciation.. $540,716
                                                  ========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Van Kampen Comstock Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                                 Market
Shares                                           Value
------                                         -----------
Common Stocks (92.4%):
Consumer Discretionary (10.9%):
      357 Fairmont Hotels & Resorts, Inc...... $     8,532
   12,410 Federated Department Stores, Inc.*..     507,569
   23,390 Gap, Inc............................     326,057
    6,580 Interpublic Group of Companies, Inc.     194,373
   10,130 Limited, Inc........................     149,114
    8,210 McDonald's Corp.....................     217,319
    2,660 Newell Rubbermaid, Inc..............      73,336
      610 Outback Steakhouse, Inc.*...........      20,893
   11,070 Walt Disney Co......................     229,370
    3,100 Zale Corp.*.........................     129,828
                                               -----------
                                                 1,856,391
                                               -----------
Consumer Staples (9.5%):
    5,050 Coca-Cola Enterprises, Inc..........      95,647
    9,830 ConAgra Foods, Inc..................     233,659
    4,640 CVS Corp............................     137,344
    1,960 Kimberly-Clark Corp.................     117,208
   11,970 Kroger Co.*.........................     249,814
    4,310 Philip Morris Companies, Inc........     197,614
    3,300 Procter & Gamble Co.................     261,129
   14,590 Sara Lee Corp.......................     324,335
                                               -----------
                                                 1,616,750
                                               -----------
Energy (15.2%):
      749 Apache Corp.........................      37,360
   15,240 BP Amoco plc, ADR...................     708,813
    1,260 Burlington Resources, Inc...........      47,300
    2,860 ChevronTexaco Corp..................     256,285
   14,200 Conoco, Inc.........................     401,860
    4,860 Diamond Offshore Drilling, Inc......     147,744
   44,320 Halliburton Co......................     580,592
    1,225 PanCanadian Energy Corp.............      31,850
    6,540 Schlumberger, Ltd...................     359,373
      260 Unocal Corp.........................       9,378
                                               -----------
                                                 2,580,555
                                               -----------
Financials (12.3%):
    7,120 Allstate Corp.......................     239,944
    2,680 Ambac Financial Group, Inc..........     155,065
    2,810 Aon Corp............................      99,811
    2,190 Bank of America Corp................     137,861
      450 Bear Stearns Companies, Inc.........      26,388
    1,175 Capital One Financial Corp..........      63,391
    1,870 Chubb Corp..........................     129,030
    1,820 Fleet Boston Financial Corp.........      66,430
    4,900 Freddie Mac.........................     320,459
      790 Instinet Group, Inc.*...............       7,940
    1,870 J.P. Morgan Chase & Co..............      67,975
    2,130 LandAmerica Financial Group, Inc....      61,131
    1,740 Principal Financial Group, Inc.*....      41,760
    6,070 Stilwell Financial, Inc.............     165,225
    1,250 SunTrust Banks, Inc.................      78,375

                                                 Market
Shares                                           Value
------                                         -----------
Common Stocks, continued
Financials, continued
    3,170 Torchmark Corp...................... $   124,676
    1,595 UnumProvident Corp..................      42,283
    1,050 USA Education, Inc..................      88,221
    2,575 Washington Mutual, Inc..............      84,203
    2,200 Wells Fargo & Co....................      95,590
                                               -----------
                                                 2,095,758
                                               -----------
Health Care (6.1%):
    3,500 Aetna, Inc..........................     115,465
    2,390 American Home Products Corp.........     146,650
      830 Anthem, Inc.*.......................      41,085
    2,630 Bristol-Myers Squibb Co.............     134,130
    1,660 HCA-The Healthcare Co...............      63,976
    1,480 Merck & Company, Inc................      87,024
    4,760 Pharmacia Corp......................     203,015
    1,490 Roche Holding AG, ADR...............     106,345
    3,760 Schering-Plough Corp................     134,646
                                               -----------
                                                 1,032,336
                                               -----------
Industrials (2.2%):
      950 AMR Corp.*..........................      21,062
    2,950 Burlington Northern Santa Fe Corp...      84,164
    4,510 Cognex Corp.*.......................     115,500
      655 CP Railway, Ltd.....................      12,773
      357 CP Ships, Ltd.*.....................       3,877
    1,000 Ingersoll-Rand Co...................      41,810
    3,050 Waste Management, Inc...............      97,325
                                               -----------
                                                   376,511
                                               -----------
Information Technology (13.1%):
    3,920 Andrew Corp.*.......................      85,809
      150 Applied Materials, Inc.*............       6,015
    2,980 BMC Software, Inc.*.................      48,783
    1,820 Check Point Software Technologies
           Ltd.*..............................      72,600
      676 Cisco Systems, Inc.*................      12,242
   14,450 Compaq Computer Corp................     141,032
    8,730 Comverse Technology, Inc.*..........     195,290
    6,090 Credence Systems Corp.*.............     113,091
    1,700 Dell Computer Corp.*................      46,206
    4,640 Electronics for Imaging, Inc.*......     103,518
    1,680 Flextronics International, Ltd.*....      40,303
    1,900 Gateway, Inc.*......................      15,276
    3,720 Hewlett-Packard Co..................      76,409
    4,010 Jabil Circuit, Inc.*................      91,107
   12,800 JDS Uniphase Corp.*.................     111,104
    2,090 KEMET Corp.*........................      37,098
    2,495 Lexmark International, Inc.*........     147,205
   13,400 LM Ericsson AB, ADR.................      69,948
      730 Microsoft Corp.*....................      48,363
   28,410 Motorola, Inc.......................     426,717
    3,130 Nokia Corp., ADR....................      76,779

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Van Kampen Comstock Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

                                                    Market
Shares                                              Value
------                                           ------------
Common Stocks, continued
Information Technology, continued
      570 Novellus Systems, Inc.*                $     22,487
   19,600 Solectron Corp.*                            221,088
      800 SunGard Data Systems, Inc.*                  23,144
                                                 ------------
                                                    2,231,614
                                                 ------------
Materials (9.5%):
    4,920 Barrick Gold Corp.                           78,474
    3,560 Boise Cascade Corp.                         121,076
    6,160 Dow Chemical Co.                            208,085
    6,780 E. I. du Pont de Nemours and Co.            288,218
      297 Fording, Inc.                                 5,307
    7,580 Freeport-McMoRan Copper & Gold Inc.,
           Class B*                                   101,496
   10,480 International Paper Co.                     422,868
    5,600 Placer Dome, Inc.                            61,096
    2,880 Rohm and Haas Co.                            99,734
    2,710 Sealed Air Corp.*                           110,622
    6,510 USX-U.S. Steel Group                        117,896
                                                 ------------
                                                    1,614,872
                                                 ------------
Telecommunication Services (3.6%):
    2,992 AT&T Wireless Services, Inc.*                42,995
    4,900 Deutsche Telekom AG, ADR                     82,810
   21,300 Sprint Corp.                                427,704
    1,340 Verizon Communications, Inc.                 63,596
                                                 ------------
                                                      617,105
                                                 ------------

 Shares
   or
Principal                                          Market
 Amount                                            Value
 ------                                          -----------
Common Stocks, continued
Utilities (10.0%):
     2,340 American Electric Power Company
            Inc.                                 $   101,860
     1,860 Constellation Energy Group, Inc.           49,383
     3,460 Duke Energy Corp.                         135,840
     5,250 Exelon Corp.                              251,370
     1,450 IDACORP, Inc.                              58,870
     1,220 OGE Energy Corp.                           28,158
     1,560 Public Service Enterprise Group, Inc.      65,816
    14,460 Reliant Energy, Inc.                      383,479
     6,120 Scottish Power plc, ADR                   132,804
     6,300 Southern Co.                              159,705
     5,960 TXU Corp.                                 281,014
     2,250 Xcel Energy, Inc.                          62,415
                                                 -----------
                                                   1,710,714
                                                 -----------
  Total Common Stocks                             15,732,606
                                                 -----------
U.S. Government Sponsored Enterprise (18.2%):
Federal National Mortgage Association (18.2%):
$3,102,000 1.50%, 01/02/02 **                      3,102,000
                                                 -----------
  Total Investments
   (Cost $18,987,443) (a)--110.6%                 18,834,606
  Liabilities in excess of other assets--(10.6)%  (1,805,134)
                                                 -----------
  Net Assets--100.0%                             $17,029,472
                                                 ===========

--------
*  Non-income producing security.
** The rate reflected is the rate in effect at December 31, 2001. The maturity date reflected is the final maturity date.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from Market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $ 737,279
                     Unrealized depreciation....  (890,116)
                                                 ---------
                     Net unrealized depreciation $(152,837)
                                                 =========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO Growth and Income Fund

                       Schedule of Portfolio Investments
                               December 31, 2001


                                                Market
Shares                                          Value
------                                        ----------
Common Stocks (92.6%):
Automobiles (2.4%):
  2,500 General Motors Corp.................. $  121,500
                                              ----------
Banking/Financial Services (12.6%):
  3,500 Bank of America Corp.................    220,325
  3,500 Citigroup, Inc.......................    176,680
  2,500 Fifth Third Bancorp..................    153,325
  1,500 Freddie Mac..........................     98,100
                                              ----------
                                                 648,430
                                              ----------
Beverages (2.4%):
  2,500 PepsiCo, Inc.........................    121,725
                                              ----------
Chemicals (2.1%):
  2,500 E. I. du Pont de Nemours and Co......    106,275
                                              ----------
Computers (5.5%):
  1,000 International Business Machines Corp.    120,960
  2,500 Microsoft Corp.*.....................    165,625
                                              ----------
                                                 286,585
                                              ----------
Diversified (2.3%):
  1,000 Minnesota Mining and
         Manufacturing Co....................    118,210
                                              ----------
Electronics (2.1%):
  3,500 Intel Corp...........................    110,075
                                              ----------
Food (1.6%):
  2,500 Kraft Foods, Inc., Class A...........     85,075
                                              ----------
Health Care (4.6%):
  1,500 Johnson & Johnson....................     88,650
  2,500 Tenet Healthcare Corp.*..............    146,800
                                              ----------
                                                 235,450
                                              ----------
Insurance (4.5%):
  3,500 ACE, Ltd.............................    140,525
  1,000 XL Capital, Ltd. ....................     91,360
                                              ----------
                                                 231,885
                                              ----------
Manufacturing (4.0%):
  3,500 Tyco International, Ltd..............    206,150
                                              ----------
Media (3.1%):
  5,000 AOL Time Warner, Inc.*...............    160,500
                                              ----------

  Shares
    or
 Principal                                      Market
  Amount                                        Value
  ------                                      ----------
Common Stocks, continued
Oil/Gas (7.8%):
   1,500     ChevronTexaco Corp.............. $  134,415
   3,500     Exxon Mobil Corp................    137,550
   3,500     Kinder Morgan Management, LLC*..    132,650
                                              ----------
                                                 404,615
                                              ----------
Paper/Forest Products (2.7%):
   3,500     International Paper Co..........    141,225
                                              ----------
Pharmaceuticals (2.4%):
   2,000     American Home Products Corp.....    122,720
                                              ----------
Real Estate Investment Trusts (9.5%):
   3,500     Boston Properties, Inc..........    133,000
   5,000     Equity Office Properties Trust..    150,400
   5,000     Vornado Realty Trust............    208,000
                                              ----------
                                                 491,400
                                              ----------
Retail/Wholesale (2.8%):
   2,500     Wal-Mart Stores, Inc............    143,875
                                              ----------
Services (12.1%):
   3,500     Concord EFS, Inc.*..............    114,730
   2,500     Electronic Data Systems Corp....    171,375
   1,500     First Data Corp.................    117,675
   2,500     Omnicom Group, Inc..............    223,375
                                              ----------
                                                 627,155
                                              ----------
Telecommunications (5.9%):
   7,500     Nokia Corp., ADR................    183,975
   2,500     Verizon Communications, Inc.....    118,650
                                              ----------
                                                 302,625
                                              ----------
Tobacco (2.2%):
   2,500     Philip Morris Companies, Inc....    114,625
                                              ----------
  Total Common Stocks                          4,780,100
                                              ----------
Corporate Bond (5.1%):
Diversified (5.1%):
$250,000     Cendant Corp., 3.88%, 11/27/11..    265,938
                                              ----------
  Total Investments
   (Cost $4,936,654) (a)--97.7%                5,046,038
  Other assets in excess of liabilities--2.3%    119,363
                                              ----------
  Net Assets--100.0%                          $5,165,401
                                              ==========

--------
*  Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $172,583
                     Unrealized depreciation....  (63,199)
                                                 --------
                     Net unrealized appreciation $109,384
                                                 ========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Van Kampen Growth and Income Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                                  Market
Shares                                            Value
------                                          -----------
Common Stocks (97.5%):
Consumer Discretionary (11.6%):
  5,630 Comcast Corp., Class A*................ $   202,680
  6,870 Dana Corp..............................      95,356
  1,060 Federated Department Stores, Inc.*.....      43,354
 14,620 Ford Motor Co.  .......................     229,826
  2,890 Goodyear Tire & Rubber Co..............      68,811
  8,150 Hilton Hotels Corp.....................      88,998
  4,550 Interpublic Group of Companies, Inc....     134,407
  3,670 J.C. Penney Company, Inc...............      98,723
    420 Johnson Controls, Inc..................      33,915
  8,910 Koninklijke (Royal) Philips Electronics
         NV--NY Shares.........................     259,369
  2,590 Magna International, Inc., Class A.....     164,387
  1,150 May Department Stores Co...............      42,527
  6,170 McDonald's Corp........................     163,320
  4,150 Target Corp............................     170,358
  5,280 Walt Disney Co.........................     109,402
                                                -----------
                                                  1,905,433
                                                -----------
Consumer Staples (6.2%):
  2,610 Coca-Cola Co...........................     123,062
  1,100 CVS Corp...............................      32,560
  3,460 Gillette Co............................     115,564
  5,330 PepsiCo, Inc...........................     259,518
  6,090 Philip Morris Companies, Inc...........     279,226
  2,530 Procter & Gamble Co....................     200,199
                                                -----------
                                                  1,010,129
                                                -----------
Energy (11.2%):
  1,980 Anadarko Petroleum Corp................     112,563
  1,672 Apache Corp............................      83,399
  5,660 BP Amoco plc, ADR......................     263,247
  3,050 Burlington Resources, Inc..............     114,497
  4,550 ENSCO International, Inc...............     113,068
  2,740 EOG Resources, Inc.....................     107,161
 10,252 Exxon Mobil Corp.......................     402,903
  2,620 Noble Affiliates, Inc..................      92,460
  2,864 Phillips Petroleum Co..................     172,585
  5,120 Schlumberger, Ltd......................     281,344
    500 Transocean Sedco Forex, Inc............      16,910
  2,090 Valero Energy Corp.....................      79,671
                                                -----------
                                                  1,839,808
                                                -----------
Financials (22.4%):
  8,110 A.G. Edwards, Inc......................     358,219
 12,050 Allstate Corp..........................     406,085
  3,970 American International Group, Inc......     315,218
  6,820 Bank of America Corp...................     429,318
    410 Comerica, Inc..........................      23,493
  3,330 Fannie Mae.............................     264,735
  3,320 Fleet Boston Financial Corp............     121,180
  6,050 Hartford Financial Services Group, Inc.     380,122
  1,860 J.P. Morgan Chase & Co.................      67,611

                                                  Market
Shares                                            Value
------                                          -----------
Common Stocks, continued
Financials, continued
  4,550 Jefferson-Pilot Corp................... $   210,529
  4,930 John Hancock Financial Services, Inc...     203,609
    920 Lincoln National Corp..................      44,684
  4,840 MetLife, Inc...........................     153,331
  1,480 Principal Financial Group, Inc.*.......      35,520
  3,470 Prudential Financial, Inc.*............     115,169
  3,440 SAFECO Corp............................     107,156
  2,780 SunTrust Banks, Inc....................     174,306
  4,390 U.S. Bancorp...........................      91,883
  1,490 Wachovia Corp..........................      46,726
  2,760 Wells Fargo & Co.......................     119,922
                                                -----------
                                                  3,668,816
                                                -----------
Health Care (9.1%):
  4,670 Aetna, Inc.............................     154,063
    640 Anthem, Inc.*..........................      31,680
  2,480 Bausch & Lomb, Inc.....................      93,397
  2,800 Beckman Coulter, Inc...................     124,040
  1,200 Boston Scientific Corp.*...............      28,944
  9,270 Caremark Rx, Inc.*.....................     151,194
  8,580 HEALTHSOUTH Corp.*.....................     127,156
  3,670 Johnson & Johnson......................     216,896
    640 McKesson Corp..........................      23,936
  2,800 Mylan Laboratories, Inc................     105,000
  3,870 Pharmacia Corp.........................     165,056
  1,100 Roche Holding AG, ADR..................      78,510
  5,490 Schering-Plough Corp...................     196,597
                                                -----------
                                                  1,496,469
                                                -----------
Industrials (9.8%):
  9,570 Equifax, Inc...........................     231,116
  1,500 H&R Block, Inc.........................      67,050
  4,790 Ingersoll-Rand Co......................     200,270
  2,760 Minnesota Mining and Manufacturing Co..     326,259
 13,480 Norfolk Southern Corp..................     247,088
  1,500 Raytheon Co............................      48,705
  5,240 Union Pacific Corp.....................     298,680
  4,050 W.W. Grainger, Inc.....................     194,400
                                                -----------
                                                  1,613,568
                                                -----------
Information Technology (9.8%):
  8,820 Avaya, Inc.*...........................     107,163
  4,380 Computer Sciences Corp.*...............     214,532
  1,200 Compuware Corp.*.......................      14,148
  3,990 Electronic Data Systems Corp...........     273,515
 29,210 Lucent Technologies, Inc...............     183,731
  4,920 Micron Technology, Inc.*...............     152,520
  3,340 Microsoft Corp.*.......................     221,275
 18,280 Motorola, Inc..........................     274,566
 15,090 Solectron Corp.*.......................     170,215
                                                -----------
                                                  1,611,665
                                                -----------

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Van Kampen Growth and Income Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001


                                                  Market
Shares                                            Value
------                                          -----------
Common Stocks, continued
Materials (10.0%):
   8,940  Dow Chemical Co.....................  $   301,993
   8,200  E. I. du Pont de Nemours and Co.....      348,581
   2,370  International Paper Co..............       95,630
   5,750  Newmont Mining Corp.................      109,883
   4,390  Phelps Dodge Corp...................      142,236
   7,070  Rohm and Haas Co....................      244,834
   3,200  Temple-Inland, Inc..................      181,536
   3,910  Weyerhaeuser Co.....................      211,453
                                                -----------
                                                  1,636,146
                                                -----------
Telecommunication Services (4.1%):
   4,110  AT&T Corp...........................       74,555
   3,050  SBC Communications, Inc.............      119,469
  18,200  Sprint Corp.........................      365,456
   2,550  Verizon Communications, Inc.........      121,023
                                                -----------
                                                    680,503
                                                -----------

   Shares
     or
  Principal                                        Market
   Amount                                          Value
   ------                                       -----------
Common Stocks, continued
Utilities (3.3%):
   3,520  Allegheny Energy, Inc...............  $   127,494
   5,520  Exelon Corp.........................      264,297
   3,970  Reliant Energy, Inc.................      105,284
     390  Southern Co.........................        9,887
     610  TXU Corp............................       28,762
                                                -----------
                                                    535,724
                                                -----------
  Total Common Stocks                            15,998,261
                                                -----------
U.S. Government Sponsored Enterprise (6.0%):
Federal National Mortgage Association (6.0%):
$984,000  1.50%, 01/02/02 **...................     984,000
                                                -----------
Preferred Stock (0.2%):
Information Technology (0.2%):
      22  Lucent Technologies, Inc.............      25,163
                                                -----------
  Total Investments
   (Cost $16,594,258) (a)--103.7%                17,007,424
  Liabilities in excess of other assets--(3.7)%    (606,510)
                                                -----------
  Net Assets--100.0%                            $16,400,914
                                                ===========

--------
*  Non-income producing security.
** The rate reflected is the rate in effect at December 31, 2001. The maturity date reflected is the final maturity date.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $ 997,735
                     Unrealized depreciation....  (584,569)
                                                 ---------
                     Net unrealized appreciation $ 413,166
                                                 =========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Alliance Capital Growth and Income Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                               Market
Shares                                         Value
------                                       ----------
Common Stocks (98.4%):
Aerospace/Defense (2.9%):
  3,800 United Technologies Corp............ $  245,594
                                             ----------
Banking/Financial Services (22.8%):
  5,500 Bank of America Corp................    346,225
  6,300 Bank One Corp.......................    246,015
  8,200 Citigroup, Inc......................    413,936
  5,800 Household International, Inc........    336,052
  7,500 J.P. Morgan Chase & Co..............    272,625
  5,500 KeyCorp.............................    133,870
    500 MBNA Corp...........................     17,600
  2,600 National City Corp..................     76,024
  3,500 Washington Mutual, Inc..............    114,450
                                             ----------
                                              1,956,797
                                             ----------
Beverages (2.6%):
  5,000 Anheuser-Busch Companies, Inc.......    226,050
                                             ----------
Chemicals (2.3%):
  2,200 E. I. du Pont de Nemours and Co.....     93,522
  7,100 Lyondell Chemical Co................    101,743
                                             ----------
                                                195,265
                                             ----------
Computers (0.5%):
  1,500 Juniper Networks, Inc.*.............     28,425
  1,500 Solectron Corp.*....................     16,920
                                             ----------
                                                 45,345
                                             ----------
Electric Utilities (1.8%):
  1,300 Alliant Energy Corp.................     39,468
  1,000 Ameren Corp.........................     42,300
  1,600 Constellation Energy Group, Inc.....     42,480
    600 FPL Group, Inc......................     33,840
                                             ----------
                                                158,088
                                             ----------
Electronics (4.8%):
    900 Consolidated Edison, Inc............     36,324
  2,700 FirstEnergy Corp....................     94,446
  3,300 Flextronics International, Ltd.*....     79,167
    400 Johnson Controls, Inc...............     32,300
  5,600 Micron Technology, Inc.*............    173,600
                                             ----------
                                                415,837
                                             ----------
Health Care (1.3%):
  1,900 Tenet Healthcare Corp.*.............    111,568
                                             ----------
Household (3.7%):
  4,200 Avon Products, Inc..................    195,300
  1,600 Procter & Gamble Co.................    126,608
                                             ----------
                                                321,908
                                             ----------
Insurance (3.5%):
  1,100 American International Group, Inc...     87,340
    600 MGIC Investment Corp................     37,032

                                              Market
Shares                                        Value
------                                     ------------
Common Stocks, continued
Insurance, continued
  2,700 PMI Group, Inc.................... $    180,927
                                           ------------
                                                305,299
                                           ------------
Manufacturing (8.7%):
    600 American Standard Companies, Inc.*       40,938
  2,900 General Electric Co...............      116,232
  3,700 Honeywell International, Inc......      125,134
  2,200 Leggett & Platt, Inc..............       50,600
  7,000 Tyco International, Ltd...........      412,300
                                           ------------
                                                745,204
                                           ------------
Oil/Gas (15.9%):
    770 Apache Corp.......................       38,408
  3,700 Baker Hughes, Inc.................      134,939
  1,000 BP plc, Sponsored ADR.............       46,510
    900 ChevronTexaco Corp................       80,649
  9,500 Dynegy, Inc.......................      242,250
  2,400 Exxon Mobil Corp..................       94,320
  2,300 Kerr-McGee Corp...................      126,040
  4,000 Noble Drilling Corp.*.............      136,160
  7,000 Occidental Petroleum Corp.........      185,710
  2,900 Phillips Petroleum Co.............      174,754
  2,900 Transocean Sedco Forex, Inc.......       98,078
                                           ------------
                                              1,357,818
                                           ------------
Pharmaceuticals (7.9%):
  2,200 Abbott Laboratories...............      122,650
  2,600 American Home Products Corp.......      159,536
    400 Cardinal Health, Inc..............       25,864
  1,400 IMS Health, Inc...................       27,314
  1,200 Merck & Company, Inc..............       70,560
  1,000 Pharmacia Corp....................       42,650
  6,400 Schering-Plough Corp..............      229,184
                                           ------------
                                                677,758
                                           ------------
Retail/Wholesale (3.6%):
  7,000 Kroger Co.*.......................      146,090
  3,500 Sears, Roebuck & Co...............      166,740
                                           ------------
                                                312,830
                                           ------------
Services (1.0%):
  1,300 Electronic Data Systems Corp......       89,115
                                           ------------
Telecommunications (8.7%):
 11,800 AT&T Corp.........................      214,052
  3,800 AT&T Wireless Services, Inc.*.....       54,606
  5,000 Comcast Corp.*....................      180,000
  5,800 Lucent Technologies, Inc..........       36,482
    100 MCI Group.........................        1,270
  4,200 SBC Communications, Inc...........      164,514
  7,000 WorldCom Group*...................       98,560
                                           ------------
                                                749,484
                                           ------------

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ Alliance Capital Growth and Income Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

                                                Market
Shares                                          Value
------                                        ----------
Common Stocks, continued
Tobacco (3.5%):
  6,500 Philip Morris Companies, Inc......... $  298,025
                                              ----------
Transportation (2.4%):
  3,600 Burlington Northern Santa Fe Corp....    102,708
  1,800 Union Pacific Corp...................    102,600
                                              ----------
                                                 205,308
                                              ----------
Travel/Entertainment (0.5%):
  1,600 Carnival Corp........................     44,928
                                              ----------
  Total Common Stocks                          8,462,221
                                              ----------

                                                Market
   Shares                                       Value
   ------                                     ----------
Investment Company (1.5%):
129,874 TNT Offshore Deposit Account......... $  129,874
                                              ----------
  Total Investments
   (Cost $8,284,174) (a)--99.9%                8,592,095
  Other assets in excess of liabilities--0.1%      9,795
                                              ----------
  Net Assets--100.0%                          $8,601,890
                                              ==========

--------
*  Non-income producing security.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $ 440,409
                     Unrealized depreciation....  (132,488)
                                                 ---------
                     Net unrealized appreciation $ 307,921
                                                 =========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Diversified Assets Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

                                              Market
Shares                                        Value
------                                      -----------
Common Stocks (29.3%):
Aerospace/Defense (0.8%):
  1,920 United Technologies Corp........... $   124,090
                                            -----------
Banking/Financial Services (4.8%):
  3,600 Citigroup, Inc.....................     181,727
  1,140 Fannie Mae.........................      90,630
    750 Fifth Third Bancorp................      45,998
  2,400 Fleet Boston Financial Corp........      87,600
    690 Household International, Inc.......      39,979
  1,500 J.P. Morgan Chase & Co.............      54,525
    540 Legg Mason, Inc....................      26,989
    630 Lehman Brothers Holdings, Inc......      42,084
    690 Merrill Lynch & Company, Inc.......      35,963
    600 Morgan Stanley Dean Witter & Co....      33,564
  1,800 State Street Corp..................      94,049
                                            -----------
                                                733,108
                                            -----------
Beverages (1.3%):
  2,100 Coca-Cola Co.......................      99,015
  2,100 PepsiCo, Inc.......................     102,249
                                            -----------
                                                201,264
                                            -----------
Biotechnology (1.1%):
    960 Amgen, Inc.*.......................      54,182
  1,350 Enzon, Inc.*.......................      75,978
    660 IDEC Pharmaceuticals Corp.*........      45,494
                                            -----------
                                                175,654
                                            -----------
Chemicals (0.4%):
  1,200 Praxair, Inc.......................      66,300
                                            -----------
Computers (2.0%):
  3,600 Cisco Systems, Inc.*...............      65,196
  1,200 Citrix Systems, Inc.*..............      27,192
  2,400 Microsoft Corp.*...................     159,000
  3,300 Sun Microsystems, Inc.*............      40,590
    600 VERITAS Software Corp.*............      26,898
                                            -----------
                                                318,876
                                            -----------
Electronics (1.6%):
  4,200 Intel Corp.........................     132,090
    900 Micron Technology, Inc.*...........      27,900
    750 Photon Dynamics, Inc.*.............      34,238
  1,800 Texas Instruments, Inc.............      50,400
                                            -----------
                                                244,628
                                            -----------
Health Care (1.0%):
    450 Baxter International, Inc..........      24,134
  1,380 Johnson & Johnson..................      81,558
    600 Laboratory Corporation of
         America Holdings*.................      48,510
                                            -----------
                                                154,202
                                            -----------
Household (0.5%):
    900 Procter & Gamble Co................      71,217
                                            -----------

                                              Market
Shares                                        Value
------                                      -----------
Common Stocks, continued
Insurance (0.9%):
  1,800 American International Group, Inc.. $   142,920
                                            -----------
Manufacturing (2.1%):
    900 Avery Dennison Corp................      50,877
  3,300 General Electric Co................     132,264
    900 ITT Industries, Inc................      45,450
  1,800 Tyco International, Ltd............     106,020
                                            -----------
                                                334,611
                                            -----------
Media (1.2%):
  2,400 AOL Time Warner, Inc.*.............      77,040
    810 Clear Channel Communications, Inc.*      41,237
    750 Gannett Company, Inc...............      50,423
  1,800 Liberty Media Corp., Class A*......      25,200
                                            -----------
                                                193,900
                                            -----------
Oil/Gas (1.5%):
    900 ChevronTexaco Corp.................      80,649
  3,000 Exxon Mobil Corp...................     117,900
    450 Schlumberger, Ltd..................      24,728
  1,380 Stolt Offshore SA, ADR*............      12,420
                                            -----------
                                                235,697
                                            -----------
Pharmaceuticals (2.0%):
  1,350 Abbott Laboratories................      75,263
  3,600 Pfizer, Inc........................     143,459
  1,500 Pharmacia Corp.....................      63,975
    750 Schering-Plough Corp...............      26,858
                                            -----------
                                                309,555
                                            -----------
Retail/Wholesale (2.5%):
    960 Costco Wholesale Corp.*............      42,605
  1,500 Home Depot, Inc....................      76,515
    900 Lowe's Companies, Inc..............      41,769
  1,500 Safeway, Inc.*.....................      62,625
  3,000 Wal-Mart Stores, Inc...............     172,649
                                            -----------
                                                396,163
                                            -----------
Services (2.2%):
  1,200 Accenture, Ltd.*...................      32,304
    600 Automatic Data Processing, Inc.....      35,340
    750 ChoicePoint, Inc.*.................      38,018
  1,560 Concord EFS, Inc.*.................      51,137
    960 Electronic Data Systems Corp.......      65,807
    900 Fluor Corp.........................      33,660
    600 Omnicom Group, Inc.................      53,610
    900 PeopleSoft, Inc.*..................      36,180
                                            -----------
                                                346,056
                                            -----------
Telecommunications (2.0%):
  3,000 Nokia Corp., ADR...................      73,590
    900 Qualcomm, Inc.*....................      45,450
  1,800 Qwest Communications
         International, Inc................      25,434

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Diversified Assets Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

 Shares
   or
Principal                                             Market
 Amount                                               Value
 ------                                             -----------
Common Stocks, continued
Telecommunications, continued
     900  Sprint Corp.--PCS Group*................. $    21,969
   1,980  Verizon Communications, Inc..............      93,971
   3,060  Winstar Communications, Inc.*............         428
   3,300  WorldCom Group*..........................      46,464
                                                    -----------
                                                        307,306
                                                    -----------
Tobacco (0.6%):
   2,160  Philip Morris Companies, Inc.............      99,036
                                                    -----------
Utilities (0.8%):
     900  Dominion Resources, Inc..................      54,090
   1,650  Duke Energy Corp.........................      64,779
                                                    -----------
                                                        118,869
                                                    -----------
  Total Common Stocks                                 4,573,452
                                                    -----------
Corporate Bonds (36.8%):
Banking/Financial Services (12.2%)
$250,000  Associates Corp. 5.80%, 04/20/04 (d).....     260,640
 250,000  Bank of America Corp. 6.63%, 06/15/04....     265,048
 200,000  Chase Manhattan Corp. 6.38%, 04/01/08....     204,291
 250,000  Household Finance Corp. 6.50%, 11/15/08..     249,620
 250,000  Japan Bank, 7.13%, 06/20/05..............     266,989
 250,000  KFW International Finance 7.13%, 02/15/05     270,472
 100,000  PNC Financial Services Group,
           Inc. 2.66%, 10/29/04 (b)................     100,035
  50,000  Structured Asset Repackaged Trust 2.47%,
           11/28/03 (b)............................      50,000
 225,000  Wells Fargo Financial, Inc. 5.88%,
           08/15/08 (d)............................     225,369
                                                    -----------
                                                      1,892,464
                                                    -----------
Beverages (1.7%):
 250,000  Diageo Capital plc, 6.63%, 06/24/04......     265,179
                                                    -----------
Electric Utilities (4.0%):
 250,000  FPL Group Capital, Inc. 7.63%, 09/15/06..     270,638
 250,000  Indiana Michigan Power Co. 6.88%,
           07/01/04................................     261,655
 100,000  Reliant Energy Transition Bond Co., LLC
           5.16%, 09/15/11 (b).....................      96,936
                                                    -----------
                                                        629,229
                                                    -----------
Insurance (3.3%):
 250,000  American General Finance Corp. 5.88%,
           07/14/06................................     253,674
 250,000  Hartford Life, Inc., 6.90%, 06/15/04.....     264,849
                                                    -----------
                                                        518,523
                                                    -----------

Principal                                             Market
 Amount                                               Value
 ------                                             -----------
Corporate Bonds, continued
Oil/Gas (3.2%):
$250,000  Conoco, Inc., 6.35%, 04/15/09............ $   254,198
 250,000  El Paso CGP Co., 6.50%, 05/15/06.........     243,681
                                                    -----------
                                                        497,879
                                                    -----------
Paper/Forest Products (1.7%):
 250,000  International Paper Co.
           8.13%, 07/08/05.........................     270,260
                                                    -----------
Pharmaceuticals (0.8%):
 125,000  American Home Products Corp.
           6.25%, 03/15/06.........................     129,432
                                                    -----------
Retail/Wholesale (1.6%):
 250,000  Wal-Mart Stores, Inc.
           5.45%, 08/01/06 (d).....................     255,852
                                                    -----------
Services (0.6%):
 100,000  Ecolab, Inc., 6.88%, 02/01/11............     101,192
                                                    -----------
Telecommunications (6.1%):
 250,000  AT&T Corp., 6.00%, 03/15/09..............     237,061
 200,000  Cox Communications, Inc.
           7.50%, 08/15/04.........................     213,402
 250,000  Qwest Communications International
           Inc., 6.63%, 09/15/05...................     247,480
 250,000  Verizon Wireless, Inc. 5.38%, 12/15/06...     248,855
                                                    -----------
                                                        946,798
                                                    -----------
Transportation (1.6%):
 250,000  Union Pacific Corp. 5.75%, 10/15/07......     249,287
                                                    -----------
  Total Corporate Bonds                               5,756,095
                                                    -----------
Asset Backed Securities (5.3%):
 150,000  Capital One Master Trust
           6.31%, 06/15/11.........................     156,375
 250,000  Chase Credit Card Master Trust
           5.50%, 11/17/08.........................     254,575
 250,000  Citibank Credit Card Master Trust I
           6.10%, 05/15/08.........................     259,844
  50,000  Household Private Label Credit Card
           2.04%, 06/16/08 (b).....................      50,078
  50,000  MBNA Master Credit Card Trust
           2.20%, 08/15/06 (b).....................      50,088
  50,000  National Premier Financial Services, Inc.
           2.79%, 11/01/04 (b).....................      49,971
                                                    -----------
  Total Asset Backed Securities                         820,931
                                                    -----------
Foreign Government Bond (1.7%):
 250,000  Ontario (Province of)
           7.63%, 06/22/04.........................     271,663
                                                    -----------
U.S. Government Sponsored Enterprises (25.0%):
Federal Government Loan Mortgage Corporation (4.0%):
 628,219  6.50%, 01/01/32 (c)......................     628,808
                                                    -----------
Federal Home Loan Bank (5.8%):
 900,000  1.65%, 01/16/02**........................     899,405
                                                    -----------

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Diversified Assets Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

     Principal                                         Market
      Amount                                           Value
      ------                                         -----------
U.S. Government Sponsored Enterprises, continued
Federal Home Loan Mortgage Corporation (4.8%):
$200,000  1.69%, 01/08/02**......................... $   199,943
 550,000  1.66%, 01/25/02**.........................     549,403
                                                     -----------
                                                         749,346
                                                     -----------
Federal National Mortgage Association (10.4%):
 550,000  1.85%, 01/03/02**.........................     549,974
 539,766  6.50%, 10/01/29...........................     542,128
 535,100  6.50%, 01/01/32 (c).......................     535,100
                                                     -----------
                                                      1,627,202
                                                     -----------
  Total U.S. Government Sponsored Enterprises         3,904,761
                                                     -----------
U.S. Treasury Obligations (4.8%):
U.S. Treasury Inflation Indexed Obligations (0.7%):
  50,470  3.38%, 01/15/07...........................      50,652
  48,645  3.88%, 04/15/29...........................      51,860
                                                     -----------
                                                         102,512
                                                     -----------

    Shares
      or
   Principal                                           Market
    Amount                                             Value
    ------                                           -----------
U.S. Treasury Obligations, continued
U.S. Treasury Notes (4.1%):
$655,000  5.00%, 08/15/11..........................  $   653,363
                                                     -----------
  Total U.S. Treasury Obligations                        755,875
                                                     -----------
Depositary Receipt (0.3%):
     732  Oil Service HOLDRs Trust.................       44,652
                                                     -----------
Investment Company (3.7%):
 578,982  Valiant Sweep Account....................      578,982
                                                     -----------
  Total Investments
   (Cost $16,658,258) (a)--106.9%                     16,706,411
  Liabilities in excess of other assets--(6.9)%       (1,081,455)
                                                     -----------
  Net Assets--100.0%                                 $15,624,956
                                                     ===========

--------
*  Non-income producing security.
** Rate presented indicates the effective yield at the time of purchase.
ADR--American Depository Receipt.
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $ 564,696
                     Unrealized depreciation....  (516,543)
                                                 ---------
                     Net unrealized appreciation $  48,153
                                                 =========

(b) The rate reflected is the rate in effect at December 31, 2001. The maturity date reflected is the final maturity date.
(c) Security purchased on a when-issued basis.
(d) A portion of the security is pledged as collateral for when-issued securities.

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Fixed Income Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

Principal                                      Market
 Amount                                        Value
 ------                                      -----------
Corporate Bonds (52.6%):
Aerospace/Defense (1.7%):
$ 400,000 Raytheon Co., 6.40%, 12/15/18..... $   377,795
                                             -----------
Automobiles (1.3%):
  300,000 Ford Motor Co., 7.45%, 07/16/31...     274,856
                                             -----------
Banking/Financial Services (21.0%):
  400,000 Associates Corp. 5.80%, 04/20/04
           (d)..............................     417,023
  250,000 Bank of America Corp. 6.63%,
           06/15/04.........................     265,048
  250,000 Countrywide Home Loan 6.94%,
           07/16/07.........................     263,038
  250,000 First Bank National
           Association 6.50%, 02/01/08......     256,537
  250,000 FleetBoston Financial
           Corp. 4.88%, 12/01/06............     244,371
  400,000 Household Finance Corp. 6.50%,
           11/15/08 (d).....................     399,392
  200,000 Inter-American Development Bank
           6.75%, 07/15/27..................     209,856
  250,000 J.P. Morgan Chase & Co. 5.63%,
           08/15/06.........................     253,927
  250,000 Keycorp Capital III
           7.75%, 07/15/29..................     246,577
  250,000 KFW International Finance 7.13%,
           02/15/05 (d).....................     270,473
  400,000 Merrill Lynch &
           Co. 6.50%, 07/15/18..............     385,688
  250,000 Morgan Stanley Dean Witter & Co.
           7.75%, 06/15/05..................     273,044
  250,000 Pnc Funding Corp. 5.75%, 08/01/06.     253,606
  250,000 PSE&G Transition Funding
           LLC 5.98%, 06/15/08..............     259,762
   50,000 Structured Asset Repackaged Trust
           2.47%, 11/28/03 (b)..............      50,000
  250,000 Suntrust Banks,
           Inc. 6.25%, 06/01/08.............     253,296
  250,000 Wells Fargo Financial,
           Inc. 5.88%, 08/15/08 (d).........     250,410
                                             -----------
                                               4,552,048
                                             -----------
Beverages (1.2%):
  250,000 Diageo Capital plc 6.63%, 06/24/04     265,179
                                             -----------
Electric Utilities (2.5%):
  250,000 Dominion Resources, Inc. 8.13%,
           06/15/10.........................     275,460
  250,000 Indiana Michigan Power Co. 6.88%,
           07/01/04.........................     261,655
                                             -----------
                                                 537,115
                                             -----------

Principal                                      Market
 Amount                                        Value
 ------                                      -----------
Corporate Bonds, continued
Insurance (4.3%):
$  250,000 Allstate Corp., 7.20%, 12/01/09.. $   264,698
   250,000 American General Finance Corp.
            5.88%, 07/14/06.................     253,674
   400,000 St. Paul Companies, Inc.
            7.88%, 04/15/05.................     428,903
                                             -----------
                                                 947,275
                                             -----------
Manufacturing (1.3%):
   250,000 Honeywell International, Inc.
            6.63%, 06/15/28.................     235,973
    50,000 Tyco International Group
            2.73%, 07/30/03 (b).............      49,843
                                             -----------
                                                 285,816
                                             -----------
Media (1.2%):
   250,000 Times Mirror Co., 7.45%, 10/15/09     261,127
                                             -----------
Oil/Gas (7.2%):
   250,000 Anadarko Petroleum Corp.
            7.20%, 03/15/29.................     252,312
   250,000 Conoco, Inc., 6.35%, 04/15/09....     254,198
   250,000 Enron Corp., 7.88%, 06/15/03.....      48,750
   250,000 Kerr-McGee Corp.
            7.88%, 09/15/31.................     263,447
   250,000 Keyspan Gas East, 7.88%, 02/01/10     273,900
   250,000 Southern Union Co.
            7.60%, 02/01/24.................     239,472
   250,000 Williams Companies, Inc.
            7.50%, 01/15/31.................     243,553
                                             -----------
                                               1,575,632
                                             -----------
Pharmaceuticals (1.2%):
   250,000 American Home Products Corp.
            6.25%, 03/15/06.................     258,864
                                             -----------
Retail/Wholesale (1.2%):
   250,000 Wal-Mart Stores, Inc.
            5.45%, 08/01/06 (d).............     255,852
                                             -----------
Telecommunications (4.3%):
   250,000 AT&T Corp., 6.00%, 03/15/09......     237,061
   200,000 Cox Communications, Inc.
            7.50%, 08/15/04.................     213,402
   250,000 Deutsche Telekom AG
            7.75%, 06/15/05.................     270,709
   250,000 US West Capital Funding, Inc.
            6.88%, 07/15/28.................     216,563
                                             -----------
                                                 937,735
                                             -----------
Transportation (2.3%):
   250,000 CSX Corp., 7.00%, 09/15/02.......     257,263
   250,000 Union Pacific Corp.
            5.75%, 10/15/07.................     249,287
                                             -----------
                                                 506,550
                                             -----------

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Fixed Income Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

Principal                                              Market
 Amount                                                Value
 ------                                              -----------
Corporate Bonds, continued
Travel/Entertainment (1.9%):
$  400,000 Walt Disney Co.
            6.75%, 03/30/06 (d)..................... $   416,333
                                                     -----------
  Total Corporate Bonds                               11,452,177
                                                     -----------
Asset Backed Securities (4.6%):
    50,000 Advanta Business Card Master Trust
            2.10%, 01/20/06 (b).....................      50,040
   250,000 Chemical Master Credit Card Trust I
            5.98%, 09/15/08.........................     259,702
   250,000 Citibank Credit Card Master Trust I
            5.88%, 03/10/11.........................     251,927
   240,000 Discover Card Master Trust I
            6.05%, 08/18/08.........................     248,896
    50,000 Household Private Label Credit Card
            2.04%, 06/16/08 (b).....................      50,078
    50,000 MBNA Master Credit Card Trust
            2.20%, 08/15/06 (b).....................      50,088
    50,000 National Premier Financial Services, Inc.
            2.79%, 11/01/04 (b).....................      49,971
    50,000 Sears Credit Account Master Trust
            2.01%, 06/16/08 (b).....................      50,049
                                                     -----------
  Total Asset Backed Securities                        1,010,751
                                                     -----------
Foreign Government Bonds (2.4%):
   250,000 British Columbia (Province of)
            4.63%, 10/03/06.........................     245,258
   250,000 Ontario (Province of)
            7.63%, 06/22/04 (d).....................     271,663
                                                     -----------
  Total Foreign Government Bonds                         516,921
                                                     -----------
U.S. Government Sponsored Enterprises (33.4%):
Federal Government Loan Mortgage Corporation (14.4%):
 3,146,049 6.50%, 01/01/32 (c)......................   3,149,000
                                                     -----------
Federal Home Loan Bank (7.8%):
 1,700,000 1.65%, 01/16/02..........................   1,698,876
                                                     -----------
Federal Home Loan Mortgage Corporation (1.2%):
   250,000 5.00%, 01/15/04 (d)......................     257,988
                                                     -----------

      Shares
        or
     Principal                                         Market
      Amount                                           Value
      ------                                        -----------
U.S. Government Sponsored Enterprises, continued
Federal National Mortgage Association (10.0%):
$  305,018           6.50%, 06/01/29............... $   306,353
   464,654           6.50%, 10/01/29...............     466,688
   462,718           6.50%, 11/01/29...............     464,743
   945,000           6.50%, 01/01/32 (c)...........     945,000
                                                    -----------
                                                      2,182,784
                                                    -----------
  Total U.S. Government Sponsored Enterprises         7,288,648
                                                    -----------
U.S. Treasury Obligations (20.5%):
U.S. Treasury Bonds (7.1%):
   200,000           9.25%, 02/15/16...............     270,438
   405,000           7.25%, 05/15/16...............     468,234
   550,000           8.75%, 05/15/20...............     736,999
    75,000           6.13%, 08/15/29...............      79,600
                                                    -----------
                                                      1,555,271
                                                    -----------
U.S. Treasury Inflation Indexed Obligations (3.7%):
   622,797           3.38%, 01/15/07...............     625,035
   132,046           3.63%, 01/15/08...............     133,490
    54,062           3.88%, 04/15/29...............      57,635
                                                    -----------
                                                        816,160
                                                    -----------
U.S. Treasury Notes (9.7%):
   200,000           3.50%, 11/15/06...............     192,797
   550,000           6.13%, 08/15/07...............     591,766
   250,000           5.50%, 05/15/09...............     259,072
 1,050,000           5.00%, 08/15/11...............   1,047,375
                                                    -----------
                                                      2,091,010
                                                    -----------
  Total U.S. Treasury Obligations                     4,462,441
                                                    -----------
Investment Company (4.2%):
   916,819           Valiant Sweep Account.........     916,819
                                                    -----------
  Total Investments
   (Cost $25,342,623) (a)--117.7%                    25,647,757
  Liabilities in excess of other assets--(17.7)%     (3,857,149)
                                                    -----------
  Net Assets--100.0%                                $21,790,608
                                                    ===========

--------
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

                 Unrealized appreciation........... $ 602,148
                 Unrealized depreciation...........  (297,014)
                                                    ---------
                 Net unrealized appreciation....... $ 305,134
                                                    =========

(b) Rate presented indicates the effective yield at the time of purchase.
(c) Security purchased on a when-issued basis.
(d) A portion of the security is pledged as collateral for when-issued securities.

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Money Market Fund

                       Schedule of Portfolio Investments
                               December 31, 2001

 Principal                                        Amortized
  Amount                                            Cost
  ------                                         ------------
Commercial Paper (56.3%):
Automobiles (1.0%):
$ 1,000,000 Volkswagen of America
             1.97%, 01/04/02 (b)................ $    999,836
                                                 ------------
Banking/Financial Services (24.6%):
    900,000 Abbey National North America
             2.02%, 02/01/02....................      898,435
  1,500,000 Alliance Capital Management, Ltd.
             1.78%, 01/18/02....................    1,498,738
  1,500,000 Banque Et Caisse
             1.77%, 02/13/02....................    1,496,829
  1,000,000 Caterpillar Financial Services Corp.
             2.22%, 01/22/02....................      998,705
  1,669,000 Cdc Dn, 1.80%, 01/31/02* (b)........    1,666,496
  1,500,000 Ciesco LP, 1.75%, 01/07/02 (b)......    1,499,562
    900,000 Diageo Capital plc
             2.26%, 02/07/02 (b)................      897,910
  1,500,000 Exxon Imperial, Inc.
             1.73%, 01/23/02....................    1,498,414
    900,000 Goldman Sachs Group, Inc.
             2.25%, 01/23/02....................      898,763
  1,000,000 Goldman Sachs Group, Inc.
             1.84%, 02/13/02....................      997,802
    650,000 Household Finance Corp.
             2.28%, 01/17/02*...................      649,341
  1,000,000 Kfw International
             2.00%, 02/04/02....................      998,111
  2,200,000 Lasalle National Corp.
             1.94%, 01/18/02....................    2,197,984
  1,000,000 Nestle Capital Corp.
             1.75%, 01/18/02....................      999,174
  1,000,000 Ny Life Capital Co.
             1.87%, 03/11/02 (b)................      996,416
    650,000 PACCAR Financial Corp.
             2.29%, 01/17/02....................      649,338
  1,000,000 PACCAR Financial Corp.
             1.76%, 03/21/02....................      996,138
    850,000 Southern Company Funding Corp.
             2.28%, 01/23/02 (b)................      848,816
  1,000,000 Svenska Handelsbank, Inc.
             1.81%, 03/07/02*...................      996,750
  1,000,000 Toyota Motor Credit Corp.
             1.75%, 01/18/02....................      999,174
  1,100,000 Tyco Capital Corp.
             2.04%, 01/11/02....................    1,099,377
  1,000,000 Unilever Capital Corp.
             1.80%, 03/08/02* (b)...............      996,718
  1,000,000 Wells Fargo Co.
             1.78%, 03/22/02*...................      996,044
                                                 ------------
                                                   25,775,035
                                                 ------------

 Principal                                       Amortized
  Amount                                           Cost
  ------                                        ------------
Commercial Paper, continued
Beverages (2.4%):
$ 1,500,000 BROWN-FORMAN Corp. 2.03%, 01/25/02
             (b)............................... $  1,497,970
  1,000,000 Coca-Cola Enterprises, Inc.
             1.77%, 02/08/02 (b)...............      998,132
                                                ------------
                                                   2,496,102
                                                ------------
Biotechnology (1.0%):
  1,000,000 Amgen Inc., 1.81%, 01/15/02 (b)....      999,296
                                                ------------
Diversified (1.0%):
  1,000,000 Minnesota Mining & Manufacturing
             Co., 2.20%, 01/11/02..............      999,389
                                                ------------
Electronics (0.9%):
    900,000 Siemens Corp. 2.00%, 05/06/02......      893,750
                                                ------------
Health Care (1.0%):
  1,000,000 Becton Dickinson & Co. 2.06%,
             04/25/02..........................      993,477
                                                ------------
Household (3.0%):
  1,000,000 Gillette Co., 1.74%, 04/12/02 (b)..      995,118
  1,100,000 Kimberly-Clark Co. 1.98%, 01/30/02
             (b)...............................    1,098,246
  1,000,000 Procter & Gamble Co. 1.85%,
             02/12/02* (b).....................      997,923
                                                ------------
                                                   3,091,287
                                                ------------
Insurance (4.0%):
  1,226,000 Allstate Corp. 1.85%, 01/18/02*....    1,224,929
  1,100,000 American Family Financial
             Services 2.17%, 01/24/02..........    1,098,475
  2,000,000 Prudential plc 1.85%, 02/11/02 (b).    1,995,786
                                                ------------
                                                   4,319,190
                                                ------------
Manufacturing (2.4%):
  1,500,000 Emerson Electric Co. 1.74%,
             01/17/02 (b)......................    1,498,840
  1,000,000 Stanley Works 1.87%, 01/31/02* (b).      998,438
                                                ------------
                                                   2,497,278
                                                ------------
Media (4.2%):
  1,000,000 Dow Jones & Company, Inc. 3.35%,
             02/21/02 (b)......................      995,254
  1,500,000 Gannett Company, Inc. 1.75%,
             01/25/02 (b)......................    1,498,251
  1,000,000 McGraw-Hill Companies, Inc. 1.86%,
             05/29/02..........................      992,353
  1,000,000 Washington Post Co. 1.91%, 01/14/02      999,310
                                                ------------
                                                   4,485,168
                                                ------------

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZOA Money Market Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 2001

 Principal                                         Amortized
  Amount                                             Cost
  ------                                          ------------
Commercial Paper, continued
Oil/Gas (1.9%):
$ 1,000,000 Bp plc., 1.72%, 02/11/02............. $    998,041
  1,000,000 Wisconsin Gas Co. 1.85%, 01/30/02*...      998,510
                                                  ------------
                                                     1,996,551
                                                  ------------
Pharmaceuticals (0.9%):
    900,000 Pfizer, Inc., 2.04%, 01/25/02 (b)....      898,776
                                                  ------------
Prepackaged software (1.0%):
  1,000,000 Electronic Data 1.75%, 02/08/02......      998,153
                                                  ------------
Retail--Drug Store (1.4%):
  1,500,000 Walgreen Co. 1.75%, 01/15/02 (b).....    1,498,979
                                                  ------------
Retail/Wholesale (3.1%):
  1,000,000 NIKE, Inc., 1.83%, 01/18/02*.........      999,136
  2,200,000 Sysco Corp. 1.90%, 02/05/02 (b)......    2,195,936
                                                  ------------
                                                     3,195,072
                                                  ------------
Telecommunications (1.1%):
  1,200,000 Verizon Communications, Inc. 2.08%,
             04/30/02 (b)........................    1,191,749
                                                  ------------
Transportation (1.4%):
  1,500,000 Matson Navigation 2.10%, 01/16/02....    1,498,688
                                                  ------------
  Total Commercial Paper                            58,827,776
                                                  ------------

   Shares
     or
  Principal                                      Amortized
   Amount                                          Cost
   ------                                       ------------
Corporate Bond (0.1%):
Banking/Financial Services (0.1%):
$   100,000   General Electronic Capital Corp.
               5.18%, 01/29/02................. $    100,114
                                                ------------
U.S. Government Sponsored Enterprises (40.2%):
Federal Home Loan Mortgage Corporation (0.9%):
  1,000,000   2.08%, 11/07/02*.................      982,433
                                                ------------
Federal National Mortgage Association (39.3%):
 41,000,000   1.50%, 01/02/02*.................   40,998,292
                                                ------------
  Total U.S. Government Sponsored Enterprises     41,980,725
                                                ------------
Investment Company (3.6%):
  3,811,283   Valiant Sweep Account............    3,811,283
                                                ------------
  Total Investments
   (Cost $104,719,898) (a)--100.2%               104,719,898
  Liabilities in excess of other assets--(0.2)%     (239,302)
                                                ------------
  Net Assets--100.0%                            $104,480,596
                                                ============

--------
(a) Also represents cost for federal tax purposes.
(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Board of Trustees has deemed these securities to be liquid.
*  Rate presented represents the effective yield at the time of purchase.

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Assets and Liabilities
December 31, 2001


                                                       USAZ                    USAZ
                                                    Van Kampen    USAZ       Alliance
                                                    Aggressive  Strategic    Capital
                                                      Growth     Growth     Technology
                                                       Fund       Fund         Fund
                                                    ----------  ----------  ----------
Assets
Investments, at value (cost $2,786,201; $3,495,031;
  $8,237,253; $3,890,927; $7,254,746; $7,732,995;
  $5,102,690; $11,941,127; and $8,459,955,
  respectively).................................... $3,000,061  $3,800,439  $8,762,883
Cash...............................................         --          --          --
Interest and dividends receivable..................        642         940       1,122
Receivable for investments sold....................    205,867     288,991       3,422
Prepaid expenses and other assets..................      7,423       9,229      10,431
                                                    ----------  ----------  ----------
 Total Assets......................................  3,213,993   4,099,599   8,777,858
                                                    ----------  ----------  ----------
Liabilities
Payable to custodian...............................        313          93          --
Payable for investments purchased..................    207,356     280,536      44,271
Investment advisory fees payable...................         --          --          --
Distribution fees payable..........................        608         795       1,952
Other accrued liabilities..........................      6,452       6,038      13,767
                                                    ----------  ----------  ----------
 Total Liabilities.................................    214,729     287,462      59,990
                                                    ----------  ----------  ----------
Net Assets......................................... $2,999,264  $3,812,137  $8,717,868
                                                    ==========  ==========  ==========
Net Assets Consist Of:
 Capital........................................... $3,191,136  $3,925,789  $8,204,639
 Undistributed net investment income/(loss)........         --          --          --
 Net realized gains/(losses) on investments and
   foreign currency................................   (405,732)   (419,060)    (12,401)
 Net unrealized appreciation/(depreciation) of
   investments and foreign currency................    213,860     305,408     525,630
                                                    ----------  ----------  ----------
Net Assets......................................... $2,999,264  $3,812,137  $8,717,868
                                                    ==========  ==========  ==========
Shares of beneficial interest (unlimited shares
  authorized)......................................    370,239     411,451     809,223
Net Asset Value (offering and redemption price per
  share)........................................... $     8.10  $     9.27  $    10.77
                                                    ==========  ==========  ==========

              See accompanying notes to the financial statements.

                              USAZ
    USAZ                    Alliance
  Templeton      AZOA        Capital        USAZ                     USAZ
  Developed     Global      Large Cap    Van Kampen     AZOA         PIMCO
   Markets   Opportunities   Growth        Growth      Growth     Renaissance
    Fund         Fund         Fund          Fund        Fund         Fund
  ---------- ------------- -----------   ----------  -----------  -----------

  $4,019,931  $ 7,071,568  $ 8,055,675   $5,483,808  $11,381,116  $9,207,448
   1,299,130           --           --          136           --          --
       2,291        5,749        7,093          703       12,315       5,594
          --           --        5,871       78,304           --     155,939
      10,088        4,399       11,102       10,240           --      11,971
  ----------  -----------  -----------   ----------  -----------  ----------
   5,331,440    7,081,716    8,079,741    5,573,191   11,393,431   9,380,952
  ----------  -----------  -----------   ----------  -----------  ----------
          --           --           --           --           --     167,682
          --           --       89,952       96,995           --          --
          --        2,649           --           --        1,339          --
       1,120        1,479        1,598        1,200        2,303       1,997
       6,495       10,973       11,148       13,580       13,785      14,176
  ----------  -----------  -----------   ----------  -----------  ----------
       7,615       15,101      102,698      111,775       17,427     183,855
  ----------  -----------  -----------   ----------  -----------  ----------
  $5,323,825  $ 7,066,615   $7,977,043   $5,461,416  $11,376,004  $9,197,097
  ==========  ===========  ===========   ==========  ===========  ==========
  $5,189,230  $10,566,704   $7,641,386   $5,479,852  $14,223,222  $8,387,420
       5,565       (1,434)          --           --           17        (101)

          --   (3,315,516)      12,977     (399,554)  (2,287,224)     62,253

     129,030     (183,139)     322,680      381,118     (560,011)    747,525
  ----------  -----------  -----------   ----------  -----------  ----------
  $5,323,825  $ 7,066,615   $7,977,043   $5,461,416  $11,376,004  $9,197,097
  ==========  ===========  ===========   ==========  ===========  ==========
     519,178    1,089,356      755,992      568,452    1,482,587     834,765
  $    10.25  $      6.49  $     10.55   $     9.61  $      7.67  $    11.02
  ==========  ===========  ===========   ==========  ===========  ==========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Assets and Liabilities
December 31, 2001

                                                                   USAZ         USAZ        USAZ
                                                                   PIMCO      American   Van Kampen
                                                                   Value       Growth     Comstock
                                                                   Fund         Fund        Fund
                                                                 ----------  ----------  -----------
Assets
Investments, at value (cost $5,781,592; $5,659,360;
  $18,987,443; $4,936,654; $16,594,258; $8,284,174;
  $16,658,258; $25,342,623; and $104,719,898, respectively)..... $6,232,024  $6,200,076  $18,834,606
Cash............................................................    220,621          --           --
Interest and dividends receivable...............................      8,401       1,856       15,946
Receivable for investments sold.................................         --      47,739      135,966
Prepaid expenses and other assets...............................     11,240       6,570           73
                                                                 ----------  ----------  -----------
 Total Assets...................................................  6,472,286   6,256,241   18,986,591
                                                                 ----------  ----------  -----------
Liabilities
Payable to custodian............................................         --         373          164
Dividends payable...............................................         --          --           --
Payable for investments purchased...............................         --      37,331    1,933,475
Investment advisory fees payable................................         --          --           --
Distribution fees payable.......................................      1,336       1,317        3,225
Other accrued liabilities.......................................      9,731       8,333       20,255
                                                                 ----------  ----------  -----------
 Total Liabilities..............................................     11,067      47,354    1,957,119
                                                                 ----------  ----------  -----------
Net Assets...................................................... $6,461,219  $6,208,887  $17,029,472
                                                                 ==========  ==========  ===========
Net Assets Consist Of:
 Capital........................................................ $5,959,969  $6,435,610  $17,294,631
 Undistributed net investment income/(loss).....................     (1,027)         --           13
 Net realized gains/(losses) on investments and foreign currency     51,844    (767,439)    (112,335)
 Net unrealized appreciation/(depreciation) of investments and
   foreign currency.............................................    450,433     540,716     (152,837)
                                                                 ----------  ----------  -----------
Net Assets...................................................... $6,461,219  $6,208,887  $17,029,472
                                                                 ==========  ==========  ===========
Shares of beneficial interest (unlimited shares authorized).....    589,348     673,335    1,813,630
Net Asset Value (offering and redemption price per share)....... $    10.96  $     9.22  $      9.39
                                                                 ==========  ==========  ===========

              See accompanying notes to the financial statements.

   USAZ        USAZ
  PIMCO     Van Kampen
  Growth      Growth           USAZ
   and         and       Alliance Capital         AZOA            AZOA         AZOA
  Income      Income     Growth and Income Diversified Assets Fixed Income Money Market
   Fund        Fund            Fund               Fund            Fund         Fund
----------  -----------  ----------------- ------------------ ------------ ------------
$5,046,038  $17,007,424     $8,592,095        $16,706,411     $25,647,757  $104,719,898
   108,245          444             --                 --              --            --
     9,035       18,335         12,548            115,640         303,429         7,325
        --       44,881             --                 --              --            --
    10,968        2,644         11,269                 --              --            --
----------  -----------     ----------        -----------     -----------  ------------
 5,174,286   17,073,728      8,615,912         16,822,051      25,951,186   104,727,223
----------  -----------     ----------        -----------     -----------  ------------
        --           --             --                 --              --            --
        --           --             --                 --              --        93,159
        --      648,867             --          1,171,084       4,124,583            --
        --           --             --              4,279           5,156        25,675
     1,062        3,324          1,760              3,203           4,600        23,758
     7,823       20,623         12,262             18,529          26,239       104,035
----------  -----------     ----------        -----------     -----------  ------------
     8,885      672,814         14,022          1,197,095       4,160,578       246,627
----------  -----------     ----------        -----------     -----------  ------------
$5,165,401  $16,400,914     $8,601,890        $15,624,956     $21,790,608  $104,480,596
==========  ===========     ==========        ===========     ===========  ============
$5,100,393  $16,522,666     $8,288,384        $16,125,993     $21,455,205  $104,480,733
        18          281             45                 --              --            --
   (44,394)    (535,199)         5,540           (549,190)         30,269          (137)
   109,384      413,166        307,921             48,153         305,134            --
----------  -----------     ----------        -----------     -----------  ------------
$5,165,401  $16,400,914     $8,601,890        $15,624,956     $21,790,608  $104,480,596
==========  ===========     ==========        ===========     ===========  ============
   509,215    1,691,672        823,237          1,617,684       2,105,653   104,480,733
$    10.14  $      9.70     $    10.45        $      9.66     $     10.35  $       1.00
==========  ===========     ==========        ===========     ===========  ============

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Operations
For the Periods Ended December 31, 2001

                                                                   USAZ                  USAZ
                                                                Van Kampen   USAZ      Alliance
                                                                Aggressive Strategic   Capital
                                                                  Growth    Growth    Technology
                                                                 Fund (a)  Fund (a)    Fund (b)
                                                                ---------- ---------  ----------
Investment Income:
Interest....................................................... $   2,620  $   7,314   $    589
Dividends (net of foreign withholding tax of $7; $5; $0; $361;
  $6,939; $0; $0; $24; and $365, respectively).................     3,147      6,435      2,309
                                                                ---------  ---------   --------
   Total Investment Income.....................................     5,767     13,749      2,898
                                                                ---------  ---------   --------
Expenses:
Investment advisory fees.......................................     9,805     15,994     13,244
Administration fees............................................    46,686     46,655     11,623
Distribution fees..............................................     2,723      4,209      3,311
Fund accounting fees...........................................     4,041      2,732        391
Audit fees.....................................................     1,847      2,375      5,739
Custodian fees.................................................     7,357      4,962        697
Legal fees.....................................................     4,963      6,136      2,707
Trustees' fees.................................................       650      1,050        638
Other expenses.................................................     4,784      6,259      4,202
                                                                ---------  ---------   --------
   Total expenses before waivers/reimbursements................    82,856     90,372     42,552
   Less expenses waived/reimbursed.............................   (69,239)   (71,842)   (25,997)
                                                                ---------  ---------   --------
   Net Expenses................................................    13,617     18,530     16,555
                                                                ---------  ---------   --------
Net Investment Income/(Loss)...................................    (7,850)    (4,781)   (13,657)
                                                                ---------  ---------   --------
Realized and Unrealized Gains/(Losses) on
  Investments:
Net realized gains/(losses) on investments and foreign currency  (405,732)  (419,060)   (12,401)
Change in unrealized appreciation/depreciation in investments
  and foreign currency.........................................   213,860    305,408    525,630
                                                                ---------  ---------   --------
Net realized and unrealized gains/(losses) on investments......  (191,872)  (113,652)   513,229
                                                                ---------  ---------   --------
Net increase/(decrease) in Net Assets Resulting from
  Operations................................................... $(199,722) $(118,433)  $499,572
                                                                =========  =========   ========

--------
(a) From commencement of operations on May 1, 2001 to December 31, 2001.
(b) From commencement of operations on November 5, 2001 to December 31, 2001.

              See accompanying notes to the financial statements.

  USAZ                        USAZ
Templeton     AZOA      Alliance Capital    USAZ                         USAZ
Developed    Global          Large       Van Kampen       AZOA           PIMCO
 Markets  Opportunities    Cap Growth      Growth        Growth       Renaissance
Fund (b)      Fund          Fund (b)      Fund (a)        Fund         Fund (b)
--------- ------------- ---------------- ----------   ------------    -----------
$     --   $    11,710      $     --     $   5,961    $     30,019     $     --

   5,995        93,936        10,790         7,820         107,931       13,437
--------   -----------      --------     ---------    ------------     --------
   5,995       105,646        10,790        13,781         137,950       13,437
--------   -----------      --------     ---------    ------------     --------
   7,154        69,186        11,004        22,717          74,902        9,946
  11,659        71,491        11,727        46,512          72,066       11,678
   2,044        18,207         2,751         6,682          24,968        3,315
   1,694         7,626           420         3,635           3,823          501
   3,201         2,037         4,533         3,634           7,289        5,893
     700        14,760           704        17,996           9,712          701
   1,510           592         2,138         8,222           4,708        2,780
     359         7,616           503         1,695          10,345          651
     790        10,902         3,346         8,579          15,786        4,299
--------   -----------      --------     ---------    ------------     --------
  29,111       202,417        37,126       119,672         223,599       39,764
 (18,892)      (93,104)      (25,022)      (87,562)       (133,716)     (25,372)
--------   -----------      --------     ---------    ------------     --------
  10,219       109,313        12,104        32,110          89,883       14,392
--------   -----------      --------     ---------    ------------     --------
  (4,224)       (3,667)       (1,314)      (18,329)         48,067         (955)
--------   -----------      --------     ---------    ------------     --------
   9,071    (2,637,748)       13,394      (399,554)     (2,207,467)      62,153

 129,030       592,916       322,680       381,118          82,969      747,525
--------   -----------      --------     ---------    ------------     --------
 138,101    (2,044,832)      336,074       (18,436)     (2,124,498)     809,678
--------   -----------      --------     ---------    ------------     --------

$133,877   $(2,048,499)     $334,760     $ (36,765)    $(2,076,431)    $808,723
========   ===========      ========     =========    ============     ========


              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Operations
For the Periods Ended December 31, 2001


                                                             USAZ      USAZ        USAZ
                                                            PIMCO    American   Van Kampen
                                                            Value     Growth     Comstock
                                                           Fund (b)  Fund (a)    Fund (a)
                                                           --------  ---------  ----------
Investment Income:
Interest.................................................. $     --  $  11,045  $  19,048
Dividends (net of foreign withholding tax of $86; $6; $83;
  $0; $162; $0; $8; $0; and $0, respectively).............   10,757     13,913     89,724
                                                           --------  ---------  ---------
   Total Investment Income................................   10,757     24,958    108,772
                                                           --------  ---------  ---------
Expenses:
Investment advisory fees..................................    6,686     23,881     38,032
Administration fees.......................................   11,673     46,616     46,729
Distribution fees.........................................    2,229      7,024     12,268
Fund accounting fees......................................      331      2,996      3,379
Audit fees................................................    3,950      3,815      9,293
Custodian fees............................................      700      5,947     14,523
Legal fees................................................    1,863      7,713     10,645
Trustees' fees............................................      440      1,693      2,688
Other expenses............................................    2,919      7,631     10,781
                                                           --------  ---------  ---------
   Total expenses before waivers/reimbursements...........   30,791    107,316    148,338
   Less expenses waived/reimbursed........................  (20,985)   (76,394)   (89,406)
                                                           --------  ---------  ---------
   Net Expenses...........................................    9,806     30,922     58,932
                                                           --------  ---------  ---------
Net Investment Income/(Loss)..............................      951     (5,964)    49,840
                                                           --------  ---------  ---------
Realized and Unrealized Gains/(Losses) on
  Investments:
Net realized gains/(losses) on investments and foreign
  currency................................................   50,817   (767,439)   (78,253)
Change in unrealized appreciation/depreciation in
  investments and foreign currency........................  450,433    540,716   (152,837)
                                                           --------  ---------  ---------
Net realized and unrealized gains/(losses) on investments.  501,250   (226,723)  (231,090)
                                                           --------  ---------  ---------
Net increase/(decrease) in Net Assets Resulting
  from Operations......................................... $502,201  $(232,687) $(181,250)
                                                           ========  =========  =========

--------
(a) From commencement of operations on May 1, 2001 to December 31, 2001.
(b) From commencement of operations on November 5, 2001 to December 31, 2001.

              See accompanying notes to the financial statements.

   USAZ       USAZ               USAZ
  PIMCO    Van Kampen      Alliance Capital    AZOA
Growth and Growth and         Growth and    Diversified     AZOA         AZOA
  Income     Income             Income        Assets    Fixed Income Money Market
 Fund (b)   Fund (a)           Fund (b)        Fund         Fund         Fund
---------- ----------      ---------------- ----------- ------------ ------------
 $    937  $  16,841           $    578      $ 568,749   $1,004,219   $1,511,782

   18,410    116,214             25,436         54,840       21,360       43,235
 --------  ---------           --------      ---------   ----------   ----------
   19,347    133,055             26,014        623,589    1,025,579    1,555,017
 --------  ---------           --------      ---------   ----------   ----------
    5,477     48,902             12,013         74,288       85,036      158,500
   11,700     46,687             11,711         72,512       74,016       76,100
    1,826     15,775              3,003         33,767       42,518      113,215
      238      2,793                510          8,613        7,636        1,159
    3,055      9,523              5,036         11,673       16,101       78,540
      702     15,147                703         10,141        5,422        9,660
    1,441     13,998              2,375          7,527        8,531       30,664
      341      3,728                562         13,436       15,919       35,179
    2,385     15,097              3,700         19,124       21,638       47,063
 --------  ---------           --------      ---------   ----------   ----------
   27,165    171,650             39,613        251,081      276,817      550,080
  (19,132)  (102,164)           (26,398)      (116,946)    (149,264)    (142,508)
 --------  ---------           --------      ---------   ----------   ----------
    8,033     69,486             13,215        134,135      127,553      407,572
 --------  ---------           --------      ---------   ----------   ----------
   11,314     63,569             12,799        489,454      898,026    1,147,445
 --------  ---------           --------      ---------   ----------   ----------


  (44,394)  (535,199)             5,540       (546,642)     164,838           --

  109,384    413,166            307,921         14,727         (675)          --
 --------  ---------           --------      ---------   ----------   ----------
   64,990   (122,033)           313,461       (531,915)     164,163           --
 --------  ---------           --------      ---------   ----------   ----------

 $ 76,304  $ (58,464)          $326,260      $ (42,461)  $1,062,189   $1,147,445
 ========  =========           ========      =========   ==========   ==========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

                                                              USAZ                      USAZ         USAZ
                                                           Van Kampen      USAZ       Alliance    Templeton
                                                           Aggressive   Strategic     Capital     Developed
                                                             Growth       Growth     Technology    Markets
                                                              Fund         Fund         Fund         Fund
                                                          ------------ ------------ ------------ ------------
                                                          Period Ended Period Ended Period Ended Period Ended
                                                          December 31, December 31, December 31, December 31,
                                                            2001 (a)     2001 (a)     2001 (b)     2001 (b)
                                                          ------------ ------------ ------------ ------------
Change in Net Assets:
Operations:
  Net investment income/(loss)...........................  $   (7,850)  $   (4,781)  $  (13,657)  $   (4,224)
  Net realized gain/(loss) on investments and foreign
   currency..............................................    (405,732)    (419,060)     (12,401)       9,071
  Change in unrealized appreciation/depreciation on
   investments and foreign currency......................     213,860      305,408      525,630      129,030
                                                           ----------   ----------   ----------   ----------
  Net increase/(decrease) in net assets from operations..    (199,722)    (118,433)     499,572      133,877
                                                           ----------   ----------   ----------   ----------
Dividends to Shareholders:
  Net investment income..................................          --           --           --           --
  Net realized gains on investments......................          --           --           --           --
  In excess of net realized gains on investments.........          --           --           --           --
                                                           ----------   ----------   ----------   ----------
  Net decrease in net assets resulting from dividends to
   shareholders..........................................          --           --           --           --
                                                           ----------   ----------   ----------   ----------
Capital Transactions:
  Change in net assets from capital share transactions...   3,198,986    3,930,570    8,218,296    5,189,948
                                                           ----------   ----------   ----------   ----------
  Net increase/(decrease) in net assets..................   2,999,264    3,812,137    8,717,868    5,323,825
Net Assets:
  Beginning of period....................................          --           --           --           --
                                                           ----------   ----------   ----------   ----------
  End of period..........................................  $2,999,264   $3,812,137   $8,717,868   $5,323,825
                                                           ==========   ==========   ==========   ==========

--------
(a) From commencement of operations on May 1, 2001 to December 31, 2001.
(b) From commencement of operations on November 5, 2001 to December 31, 2001.
(c) From commencement of operations on February 1, 2000 to December 31, 2000.

              See accompanying notes to the financial statements.

                               USAZ
                             Alliance
                             Capital        USAZ                                   USAZ
                            Large- Cap   Van Kampen                               PIMCO
       AZOA Global            Growth       Growth                              Renaissance
    Opportunities Fund         Fund         Fund         AZOA Growth Fund          Fund
-------------------------  ------------ ------------ ------------------------  ------------
 Year Ended  Period Ended  Period Ended Period Ended  Year Ended   Year Ended  Period Ended
December 31, December 31,  December 31, December 31, December 31, December 31, December 31,
    2001       2000 (c)      2001 (b)     2001 (a)       2001         2000       2001 (b)
------------ ------------  ------------ ------------ ------------ ------------ ------------
$    (3,667) $    (15,214)  $   (1,314) $ (18,329)   $    48,067  $    28,115   $     (955)

 (2,637,748)     (718,783)      13,394   (399,554)    (2,207,467)     165,894       62,153

    592,916      (776,055)     322,680     381,118        82,969   (1,477,526)     747,525
-----------  ------------   ----------   ----------  -----------  -----------   ----------
 (2,048,499)   (1,510,052)     334,760    (36,765)    (2,076,431)  (1,283,517)     808,723
-----------  ------------   ----------   ----------  -----------  -----------   ----------

     (7,578)           --           --          --       (48,074)     (28,091)        (166)
         --            --           --          --            --     (193,739)          --
         --            --           --          --            --      (79,757)          --
-----------  ------------   ----------   ----------  -----------  -----------   ----------

     (7,578)           --           --          --       (48,074)    (301,587)        (166)
-----------  ------------   ----------   ----------  -----------  -----------   ----------

    529,083    10,103,661    7,642,283   5,498,181     2,280,561    1,591,490    8,388,540
-----------  ------------   ----------   ----------  -----------  -----------   ----------
 (1,526,994)    8,593,609    7,977,043   5,461,416       156,056        6,386    9,197,097
  8,593,609            --           --          --    11,219,948   11,213,562           --
-----------  ------------   ----------   ----------  -----------  -----------   ----------
$ 7,066,615  $  8,593,609   $7,977,043  $5,461,416   $11,376,004  $11,219,948   $9,197,097
===========  ============   ==========   ==========  ===========  ===========   ==========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets


                                                                                    USAZ         USAZ
                                                          USAZ         USAZ        PIMCO      Van Kampen
                                             USAZ       American    Van Kampen   Growth and   Growth and
                                         PIMCO Value     Growth      Comstock      Income       Income
                                             Fund         Fund         Fund         Fund         Fund
                                         ------------ ------------ ------------ ------------ ------------
                                         Period Ended Period Ended Period Ended Period Ended Period Ended
                                         December 31, December 31, December 31, December 31, December 31,
                                           2001 (b)     2001 (a)     2001 (a)     2001 (b)     2001 (a)
                                         ------------ ------------ ------------ ------------ ------------
Change in Net Assets:
Operations:
  Net investment income/(loss)..........  $      951   $   (5,964) $    49,840   $   11,314  $    63,569
  Net realized gain/(loss) on
   investments and foreign currency.....      50,817     (767,439)     (78,253)     (44,394)    (535,199)
  Change in unrealized appreciation/
   depreciation on investments and
   foreign currency.....................     450,433      540,716     (152,837)     109,384      413,166
                                          ----------   ----------  -----------   ----------  -----------
  Net increase/(decrease) in net assets
   from operations......................     502,201     (232,687)    (181,250)      76,304      (58,464)
                                          ----------   ----------  -----------   ----------  -----------
Dividends to Shareholders:
  Net investment income.................      (1,622)          --      (51,127)     (11,836)     (65,266)
  In excess of net investment income....          --           --           --           --           --
  Net realized gains on investments.....          --           --      (34,082)          --           --
  In excess of net realized gains on
   investments..........................          --           --           --           --           --
                                          ----------   ----------  -----------   ----------  -----------
  Net decrease in net assets resulting
   from dividends to shareholders.......      (1,622)          --      (85,209)     (11,836)     (65,266)
                                          ----------   ----------  -----------   ----------  -----------
Capital Transactions:
  Change in net assets from capital
   share transactions...................   5,960,640    6,441,574   17,295,931    5,100,933   16,524,644
                                          ----------   ----------  -----------   ----------  -----------
  Net increase in net assets............   6,461,219    6,208,887   17,029,472    5,165,401   16,400,914
Net Assets:
  Beginning of period...................          --           --           --           --           --
                                          ----------   ----------  -----------   ----------  -----------
  End of period.........................  $6,461,219   $6,208,887  $17,029,472   $5,165,401  $16,400,914
                                          ==========   ==========  ===========   ==========  ===========

--------
(a) From commencement of operations on May 1, 2001 to December 31, 2001.
(b) From commencement of operations on November 5, 2001 to December 31, 2001.
(c) From commencement of operations on February 1, 2000 to December 31, 2000.

              See accompanying notes to the financial statements.

    USAZ
  Alliance
  Capital
 Growth and
   Income
    Fund     AZOA Diversified Assets Fund  AZOA Fixed Income Fund     AZOA Money Market Fund
------------ ---------------------------  ------------------------  -------------------------
Period Ended  Year Ended      Year Ended   Year Ended   Year Ended   Year Ended   Period Ended
December 31, December 31,    December 31, December 31, December 31, December 31,  December 31,
  2001 (b)       2001            2000         2001         2000         2001        2000 (c)
------------ ------------    ------------ ------------ ------------ ------------  ------------
$   12,799   $   489,454     $   513,501  $   898,026  $   695,500  $  1,147,445  $   741,528

     5,540      (546,642)         73,917      164,838       99,989            --         (137)

   307,921        14,727        (143,470)        (675)     507,149            --           --
 ----------  -----------     -----------  -----------  -----------  ------------  -----------

   326,260       (42,461)        443,948    1,062,189    1,302,638     1,147,445      741,391
 ----------  -----------     -----------  -----------  -----------  ------------  -----------
   (13,756)     (490,674)       (513,501)    (900,589)    (695,500)   (1,147,445)    (741,528)
        --            --          (1,236)          --       (1,791)           --           --
        --            --        (129,789)    (173,699)          --            --           --

        --            --          (2,548)          --           --            --           --
 ----------  -----------     -----------  -----------  -----------  ------------  -----------

   (13,756)     (490,674)       (647,074)  (1,074,288)    (697,291)   (1,147,445)    (741,528)
 ----------  -----------     -----------  -----------  -----------  ------------  -----------

 8,289,386     3,222,143       2,768,313    9,067,505    2,221,658    82,222,357   22,258,376
 ----------  -----------     -----------  -----------  -----------  ------------  -----------
 8,601,890     2,689,008       2,565,187    9,055,406    2,827,005    82,222,357   22,258,239
        --    12,935,948      10,370,761   12,735,202    9,908,197    22,258,239           --
 ----------  -----------     -----------  -----------  -----------  ------------  -----------
$8,601,890   $15,624,956     $12,935,948  $21,790,608  $12,735,202  $104,480,596  $22,258,239
 ==========  ===========     ===========  ===========  ===========  ============  ===========

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                       Notes to the Financial Statements
                               December 31, 2001

1.Organization

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of eighteen series, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Strategic Growth Fund, the USAZ Alliance Capital Technology Fund, the USAZ Templeton Developed Markets Fund, the AZOA Global Opportunities Fund, the USAZ Alliance Capital Large Cap Growth Fund, the USAZ Van Kampen Growth Fund, the AZOA Growth Fund, the USAZ PIMCO Renaissance Fund, the USAZ PIMCO Value Fund, the USAZ American Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ PIMCO Growth and Income Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Alliance Capital Growth and Income Fund, the AZOA Diversified Assets Fund, the AZOA Fixed Income Fund and the AZOA Money Market Fund (collectively, the "Funds" and individually, a "Fund"). The USAZ Van Kampen Aggressive Growth Fund, the USAZ Strategic Growth Fund, the USAZ Van Kampen Growth Fund, the USAZ American Growth Fund, the USAZ Van Kampen Comstock Fund and the USAZ Van Kampen Growth and Income Fund became active on May 1, 2001. The USAZ Alliance Capital Technology Fund, the USAZ Templeton Developed Markets Fund, the USAZ Alliance Capital Large Cap Growth Fund, the USAZ PIMCO Renaissance Fund, the USAZ PIMCO Value Fund, the USAZ PIMCO Growth and Income Fund and the USAZ Alliance Capital Growth and Income Fund became active on November 5, 2001.

  On November 5, 2001 the Aggressive Growth Fund, Strategic Growth Fund, Global Opportunities Fund, Capital Growth Fund, Growth Fund, American Growth Fund, Comstock Fund, Growth and Income Fund, Diversified Assets Fund, Fixed Income Fund, and Money Market Fund became the USAZ Van Kampen Aggressive Growth Fund, USAZ Strategic Growth Fund, AZOA Global Opportunities Fund, USAZ Van Kampen Growth Fund, AZOA Growth Fund, USAZ American Growth Fund, USAZ Van Kampen Comstock Fund, USAZ Van Kampen Growth and Income Fund, AZOA Diversified Assets Fund, AZOA Fixed Income Fund, and AZOA Money Market Fund, respectively. The Trust is authorized to issue an unlimited number of shares. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

2.Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements reflect all normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented.

  Recent Accounting Pronouncements

  In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities using the interest method. The Funds have since inception amortized premiums or accreted discounts using the interest method.

  Security Valuation

  Investments of the AZOA Money Market Fund are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 2001

  securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. These persons may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations.

  Foreign Currency Translations

  The accounting records of the USAZ Templeton Developed Markets, AZOA Global Opportunities, USAZ PIMCO Renaissance, and USAZ PIMCO Value Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  Risks Associated with Foreign Securities and Currencies

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

  Forward Foreign Currency Exchange Contracts

  Each Fund (except for the USAZ Van Kampen Comstock Fund, USAZ Van Kampen Growth and Income Fund, USAZ Alliance Capital Growth & Income Fund and AZOA Money Market Fund) may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Funds could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  Security Transactions and Investment Income

  Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Dividends to Shareholders

  Dividends to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 2001


  It is each Fund's policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

3.Related Party Transactions

  Allianz of America, Inc. (the "Adviser" or "AZOA") provides investment advisory and management services for the following funds: AZOA Global Opportunities Fund, AZOA Growth Fund, AZOA Diversified Assets Fund, AZOA Fixed Income Fund and AZOA Money Market Fund ("AZOA Funds"). USAllianz Advisers, LLC (the "Manager") provides investment advisory and management services for the following Funds: USAZ Van Kampen Aggressive Growth Fund, USAZ Strategic Growth Fund, USAZ Alliance Capital Technology Fund, USAZ Templeton Developed Markets Fund, USAZ Alliance Capital Large Cap Growth Fund, USAZ Van Kampen Growth Fund, USAZ PIMCO Renaissance Fund, USAZ PIMCO Value Fund, USAZ American Growth Fund, USAZ Van Kampen Comstock Fund, USAZ PIMCO Growth and Income Fund, USAZ Van Kampen Growth and Income Fund, and USAZ Alliance Capital Growth and Income Fund ("USAZ Funds"). The Manager has retained independent money management organizations (the "Specialist Managers") to make investment decisions on behalf of the Funds. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Specialist Manager for the USAZ Van Kampen Comstock Fund and USAZ Van Kampen Growth and Income Funds. Effective October 12, 2001, VKAM replaced Fred Alger Management, Inc. as an interim Specialist Manager for the USAZ American Growth and USAZ Strategic Growth Funds for a 150 day period. The Board of Trustees of the Trust approved the retention of VKAM as Specialist Manager on November 27, 2001. No change was made with respect to the fees payable to VKAM for performing its services. VKAM's services as Specialist Manager for the Funds beyond the 150 day period is subject to shareholder approval unless the Trust receives pending exemptive relief from the Securities and Exchange Commission permitting it to replace sub-advisors under certain circumstances without shareholder approval. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, Van Kampen Investment Advisory Corp. ("VKIAC") and the Trust, VKIAC provides investment advisory services as the Specialist Manager for the USAZ Van Kampen Aggressive Growth and USAZ Van Kampen Growth Funds. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, Alliance Capital Management L.P. ("Alliance Capital") and the Trust, Alliance Capital provides investment advisory services as the Specialist Manager for the USAZ Alliance Capital Large Cap Growth, USAZ Alliance Capital Technology, and USAZ Alliance Capital Growth and Income Funds. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, PIMCO Advisors L.P. ("PIMCO") and the Trust, PIMCO provides investment advisory services as the Specialist Manager for the USAZ PIMCO Renaissance, USAZ PIMCO Value, and USAZ PIMCO Growth and Income Funds. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, Templeton Investment Counsel, LLC ("TIC") and the Trust, TIC provides investment advisory services as the Specialist Manager for the USAZ Templeton Developed Markets Fund.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 2001


  Each Specialist Manager provides investment advisory services for their respective Funds subject to the general supervision of the Board of Trustees and USAllianz Advisers, LLC. The Adviser and Manager are entitled to a fee, computed daily and paid monthly, based on the respective average daily net assets of each Fund. For their services, each Specialist Manager is entitled to a fee, payable by the Manager. The Adviser has voluntarily agreed to waive fees and reimburse the Funds it advises to limit the annual expenses of each Fund, based on the respective daily net assets of each Fund. The Manager has contractually agreed to waive fees and reimburse the Funds it manages to limit the annual expenses of each Fund, based on the respective daily net assets of each Fund. For the year ended December 31, 2001, the annual rate of the Adviser and the Manager fee and the annual expense limits were as follows:

                                                       Annual Expense
          Fund                                          Rate   Limit
          ----                                         ------ -------
          USAZ Van Kampen Aggressive Growth Fund......  0.90%  1.25%
          USAZ Strategic Growth Fund..................  0.95%  1.10%
          USAZ Alliance Capital Technology Fund.......  1.00%  1.25%
          USAZ Templeton Developed Markets Fund....... 0.875%  1.25%
          AZOA Global Opportunities Fund..............  0.95%  1.51%
          USAZ Alliance Capital Large Cap Growth Fund.  1.00%  1.10%
          USAZ Van Kampen Growth Fund.................  0.85%  1.20%
          AZOA Growth Fund............................  0.75%  0.90%
          USAZ PIMCO Renaissance Fund.................  0.75%  1.10%
          USAZ PIMCO Value Fund.......................  0.75%  1.10%
          USAZ American Growth Fund...................  0.85%  1.10%
          USAZ Van Kampen Comstock Fund............... 0.775%  1.20%
          USAZ PIMCO Growth and Income Fund...........  0.75%  1.10%
          USAZ Van Kampen Growth and Income Fund...... 0.775%  1.10%
          USAZ Alliance Capital Growth and Income Fund  1.00%  1.10%
          AZOA Diversified Assets Fund................  0.55%  1.00%
          AZOA Fixed Income Fund......................  0.50%  0.75%
          AZOA Money Market Fund......................  0.35%  0.90%

  BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, computed daily and paid monthly, and is reimbursed for certain out-of-pocket expenses incurred.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, each Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

4.Trustee Fees

  For each meeting attended by the Trustees of the Trust, the unaffiliated Trustees of the Trust each receive a $2,000 meeting fee, a $125 per active fund retainer fee and are reimbursed for out-of-pocket expenses incurred in connection with attendance at such meetings.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 2001

5.Capital and Share Transactions

  The following is a summary of transactions in Fund shares for the periods ended December 31, 2001 and 2000:

                                                  Periods Ended December 31, 2001
                           -----------------------------------------------------------------------------
                                                                                               USAZ
                              USAZ                     USAZ         USAZ                     Alliance
                           Van Kampen     USAZ       Alliance     Templeton      AZOA        Capital
                           Aggressive  Strategic      Capital     Developed     Global      Large Cap
                             Growth      Growth     Technology     Markets   Opportunities    Growth
                            Fund (a)    Fund (a)     Fund (b)     Fund (a)       Fund        Fund (b)
                           ----------- -----------  -----------  ----------- ------------- -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued................. $3,269,732  $ 4,087,776  $ 9,300,451  $5,962,266   $   572,680  $   7,643,494
  Proceeds from dividends
   reinvested.............         --           --           --          --         7,578             --
  Cost of shares redeemed.    (70,746)    (157,206)  (1,082,155)   (772,318)      (51,175)        (1,211)
                           ----------  -----------  -----------  ----------   -----------  -------------
  Net increase in net
   assets resulting from
   share transactions..... $3,198,986  $ 3,930,570  $ 8,218,296  $5,189,948   $   529,083  $   7,642,283
                           ==========  ===========  ===========  ==========   ===========  =============

                                                  Periods Ended December 31, 2001
                           -----------------------------------------------------------------------------
                              USAZ                     USAZ         USAZ         USAZ          USAZ
                           Van Kampen     AZOA         PIMCO        PIMCO      American     Van Kampen
                             Growth      Growth     Renaissance     Value       Growth       Comstock
                            Fund (a)      Fund       Fund (b)     Fund (b)     Fund (a)      Fund (a)
                           ----------- -----------  -----------  ----------- ------------- -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued................. $6,466,786  $ 2,689,616  $ 9,715,768  $6,294,750   $ 7,482,931  $  18,285,282
  Proceeds from dividends
   reinvested.............         --       48,074          166       1,622            --         85,208
  Cost of shares redeemed.   (968,605)    (457,129)  (1,327,394)   (335,732)   (1,041,357)    (1,074,559)
                           ----------  -----------  -----------  ----------   -----------  -------------
  Net increase in net
   assets resulting from
   share transactions..... $5,498,181  $ 2,280,561  $ 8,388,540  $5,960,640   $ 6,441,574  $  17,295,931
                           ==========  ===========  ===========  ==========   ===========  =============

                                                  Periods Ended December 31, 2001
                           -----------------------------------------------------------------------------
                                                       USAZ
                              USAZ        USAZ       Alliance
                              PIMCO    Van Kampen     Capital       AZOA         AZOA          AZOA
                           Growth and  Growth and   Growth and   Diversified     Fixed        Money
                           Income Fund   Income       Income       Assets       Income        Market
                               (b)      Fund (a)     Fund (b)       Fund         Fund          Fund
                           ----------- -----------  -----------  ----------- ------------- -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued................. $5,124,927  $17,668,994  $ 8,461,850  $3,433,549   $11,199,069  $ 472,059,827
  Proceeds from dividends
   reinvested.............     11,836       65,267       13,756     490,727     1,074,308      1,161,524
  Cost of shares redeemed.    (35,830)  (1,209,617)    (186,220)   (702,133)   (3,205,872)  (390,998,994)
                           ----------  -----------  -----------  ----------   -----------  -------------
  Net increase in net
   assets resulting from
   share transactions..... $5,100,933  $16,524,644  $ 8,289,386  $3,222,143   $ 9,067,505  $  82,222,357
                           ==========  ===========  ===========  ==========   ===========  =============

--------
 (a) From commencement of operations on May 1, 2001 to December 31, 2001.
 (b) From commencement of operations on November 5, 2001 to December 31, 2001.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 2001

                                               Periods Ended December 31, 2001
                          ------------------------------------------------------------------------
                                                                                          USAZ
                             USAZ                  USAZ        USAZ                     Alliance
                          Van Kampen    USAZ     Alliance    Templeton      AZOA        Capital
                          Aggressive Strategic    Capital    Developed     Global      Large Cap
                            Growth     Growth   Technology    Markets   Opportunities    Growth
                           Fund (a)   Fund (a)   Fund (b)    Fund (a)       Fund        Fund (b)
                          ---------- ---------- ----------- ----------- ------------- ------------
SHARE TRANSACTIONS:
  Shares issued..........   378,846    428,791    908,304     595,534        85,468        756,106
  Dividends reinvested...        --         --         --                     1,058             --
  Shares redeemed........    (8,607)   (17,340)   (99,081)    (76,356)       (7,736)          (114)
                           --------  ---------   --------     -------     ---------   ------------
  Net increase in shares.   370,239    411,451    809,223     519,178        78,790        755,992
                           ========  =========   ========     =======     =========   ============

                                               Periods Ended December 31, 2001
                          ------------------------------------------------------------------------
                             USAZ                  USAZ        USAZ         USAZ          USAZ
                          Van Kampen    AZOA       PIMCO       PIMCO      American     Van Kampen
                            Growth     Growth   Renaissance    Value       Growth       Comstock
                           Fund (a)     Fund     Fund (b)    Fund (b)     Fund (a)      Fund (a)
                          ---------- ---------- ----------- ----------- ------------- ------------
SHARE TRANSACTIONS:
  Shares issued..........   670,965    348,279    957,095     620,487       788,072      1,911,175
  Dividends reinvested...        --      6,009         15         147            --          9,045
  Shares redeemed........  (102,513)   (55,315)  (122,345)    (31,286)     (114,737)      (106,590)
                           --------  ---------   --------     -------     ---------   ------------
  Net increase in shares.   568,452    298,973    834,765     589,348       673,335      1,813,630
                           ========  =========   ========     =======     =========   ============

                                               Periods Ended December 31, 2001
                          ------------------------------------------------------------------------
                                                   USAZ
                             USAZ       USAZ     Alliance
                            PIMCO    Van Kampen   Capital      AZOA         AZOA          AZOA
                          Growth and Growth and Growth and  Diversified     Fixed        Money
                            Income     Income     Income      Assets       Income        Market
                           Fund (b)   Fund (a)   Fund (b)      Fund         Fund          Fund
                          ---------- ---------- ----------- ----------- ------------- ------------
SHARE TRANSACTIONS:
  Shares issued..........   511,609  1,807,401    840,017     354,281     1,061,997    472,059,827
  Dividends reinvested...     1,157      6,823      1,306      50,326       102,923      1,161,524
  Shares redeemed........    (3,551)  (122,552)   (18,086)    (72,526)     (304,360)  (390,998,994)
                           --------  ---------   --------     -------     ---------   ------------
  Net increase in shares.   509,215  1,691,672    823,237     332,081       860,560     82,222,357
                           ========  =========   ========     =======     =========   ============

--------
 (a) From commencement of operations on May 1, 2001 to December 31, 2001.
 (b) From commencement of operations on November 5, 2001 to December 31, 2001.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 2001



                                                             Periods Ended December 31, 2000
                                             --------------------------------------------------------------
                                                 AZOA                     AZOA        AZOA         AZOA
                                                Global        AZOA     Diversified   Fixed        Money
                                             Opportunities   Growth      Assets      Income       Market
                                               Fund (a)       Fund        Fund        Fund       Fund (a)
                                             ------------- ----------  ----------- -----------  -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............  $10,107,886  $2,161,517  $2,646,496  $ 9,864,917  $30,238,457
  Proceeds from dividends reinvested........           --     301,559     646,833      697,042      634,361
  Cost of shares redeemed...................       (4,225)   (871,586)   (525,016)  (8,340,301)  (8,614,442)
                                              -----------  ----------  ----------  -----------  -----------
  Net increase in net assets resulting from
   share transactions.......................  $10,103,661  $1,591,490  $2,768,313  $ 2,221,658  $22,258,376
                                              ===========  ==========  ==========  ===========  ===========

                                                             Periods Ended December 31, 2000
                                             --------------------------------------------------------------
                                                 AZOA                     AZOA        AZOA         AZOA
                                                Global        AZOA     Diversified   Fixed        Money
                                             Opportunities   Growth      Assets      Income       Market
                                               Fund (a)       Fund        Fund        Fund       Fund (a)
                                             ------------- ----------  ----------- -----------  -----------
SHARE TRANSACTIONS:
  Shares issued.............................    1,011,004     199,754     254,501    1,009,682   30,238,457
  Dividends reinvested......................           --      30,955      68,316       70,503      634,361
  Shares redeemed...........................         (438)    (80,922)    (50,898)    (851,914)  (8,614,442)
                                              -----------  ----------  ----------  -----------  -----------
  Net increase in shares....................    1,010,566     149,787     271,919      228,271   22,258,376
                                              ===========  ==========  ==========  ===========  ===========

--------
 (a) From commencement of operations on February 1, 2000 to December 31, 2000.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               December 31, 2001


6.Security Purchases and Sales

  For the periods ended December 31, 2001, purchases and sales of securities (excluding short-term securities) were as follows:

      Fund                                          Purchases     Sales
      ----                                         ----------- -----------
      USAZ Van Kampen Aggressive Growth Fund...... $ 6,017,122 $ 3,014,182
      USAZ Strategic Growth Fund..................   8,117,035   4,263,768
      USAZ Alliance Capital Technology Fund.......   9,085,920     905,969
      USAZ Templeton Developed Markets Fund.......     688,951          --
      AZOA Global Opportunities Fund..............   7,300,925   7,050,520
      USAZ Alliance Capital Large Cap Growth Fund.   7,694,468     355,590
      USAZ Van Kampen Growth Fund.................   9,446,595   4,117,343
      AZOA Growth Fund............................  10,406,356   8,466,835
      USAZ PIMCO Renaissance Fund.................   9,058,578     777,319
      USAZ PIMCO Value Fund.......................   6,559,165     916,162
      USAZ American Growth Fund...................  12,360,758   6,387,594
      USAZ Van Kampen Comstock Fund...............  18,380,233   2,416,408
      USAZ PIMCO Growth and Income Fund...........   5,292,479     311,431
      USAZ Van Kampen Growth and Income Fund......  21,530,891   5,385,393
      USAZ Alliance Capital Growth and Income Fund   8,836,523     687,763
      AZOA Diversified Assets Fund................  18,954,731  16,857,401
      AZOA Fixed Income Fund......................  34,357,176  24,604,108

7.Federal Income Tax Information (Unaudited)

  At December 31, 2001, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                    Amount   Expires
                                                  ---------- -------
           USAZ Van Kampen Aggressive Growth Fund $  376,981  2009
           USAZ Strategic Growth Fund............    387,036  2009
           AZOA Global Opportunities Fund........    171,074  2008
           AZOA Global Opportunities Fund........  2,481,197  2009
           USAZ Van Kampen Growth Fund...........    314,299  2009
           AZOA Growth Fund......................  1,982,505  2009
           USAZ American Growth Fund.............    490,385  2009
           USAZ Van Kampen Growth and Income Fund    388,992  2009
           AZOA Diversified Assets Fund..........    414,022  2009
           AZOA Money Market Fund................         84  2008
           AZOA Money Market Fund................         53  2009

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

  During the fiscal year ended December 31, 2001, the AZOA Fixed Income Fund paid long-term capital gain distributions of $52,341.

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USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                 Notes to the Financial Statements, continued
                               December 31, 2001


  Capital losses incurred after October 31st, within a Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses:

                                                     Post-October
                                                        Losses
                                                     ------------
              USAZ Van Kampen Aggressive Growth Fund   $ 12,455
              USAZ Strategic Growth Fund............     15,570
              USAZ Alliance Capital Technology Fund.        978
              AZOA Global Opportunities Fund........    497,303
              USAZ Van Kampen Growth Fund...........     39,243
              USAZ American Growth Fund.............    122,945
              USAZ PIMCO Growth and Income Fund.....     44,394

  For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended December 31, 2001 qualify for the corporate dividends received deduction for the following
  Funds:

                                                         Percentage
                                                         ----------
            AZOA Growth Fund............................    99.97%
            USAZ PIMCO Renaissance Fund.................    18.00%
            USAZ PIMCO Value Fund.......................    13.12%
            USAZ Van Kampen Comstock Fund...............    48.80%
            USAZ Van Kampen Growth and Income Fund......   100.00%
            USAZ Alliance Capital Growth and Income Fund   100.00%
            AZOA Diversified Assets Fund................     8.08%

8.Independent Trustees (unaudited)

  Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Independent Trustees is set forth below:

                                                                                     Number of
                        Position(s)                                                  Portfolios  Directorships
                         Held With     Term of                                      Overseen for Held Outside
Name, Address, and       USAllianz  Office/Length      Principal Occupation(s)       USAllianz     the Fund
Birthdate                VIP Trust  of time served     During the Past 5 Years       VIP Trust      Complex
------------------      ----------- -------------- -------------------------------- ------------ -------------
Harrison Conrad         Trustee     Since 10/99    Retired; Board Member of Capital      18           N/A
79 Dorchester Rd.                                  Re Corporation from 1995 to
Darien, CT 06820                                   December 1999; Retired from J.P.
09/16/34                                           Morgan after 34 years.

Roger Gelfenbien        Trustee     Since 10/99    Retired; Partner of Anderson          18           N/A
37 Stonegate Dr.                                   Consulting from 1983 to August
Wethersfield, CT 06109                             1999.
05/14/43

Arthur C. Reeds III     Trustee     Since 10/99    Senior Investment Officer,            18           N/A
36 Fernwood Rd.                                    Hartford Foundation for Public
West Hartford, CT 06119                            Giving from September 2000 to
03/31/44                                           present; Chairman, Chief
                                                   Executive and President of
                                                   Conning Corp. from September
                                                   1999 to March 2000; Investment
                                                   Consultant from 1997 to
                                                   September 1999; Chief
                                                   Investment Officer of CIGNA
                                                   Corporation from 1991 to 1997.

9. SpecialMeeting of Shareholders (unaudited)

  A shareholder meeting is required to approve the portfolio management agreement between VKAM, USAllianz Advisers, LLC and the Trust. This meeting will be held February 22, 2002 and the record date will be December 28, 2001.

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                             Financial Highlights

                                                          USAZ Van Kampen
                                                         Aggressive Growth
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $ 10.00
                                                              -------
   Investment Activities:
    Net investment loss...............................          (0.02)
    Net realized and unrealized loss on investments...          (1.88)
                                                              -------
      Total from Investment Activities................          (1.90)
                                                              -------
   Net Asset Value, End of Period.....................        $  8.10
                                                              =======
   Total Return.......................................         (19.00%)*
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $ 2,999
   Net investment income net of waivers/reimbursements          (0.72%)**
   Expenses before waivers/reimbursements.............           7.59%**
   Expenses net of waivers/reimbursements.............           1.25%**
   Portfolio turnover.................................         188.58%

--------
(a) From commencement of operations on May 1, 2001 to December 31, 2001.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

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                             Financial Highlights

                                                          USAZ Strategic
                                                              Growth
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $ 10.00
                                                              -------
   Investment Activities:
    Net investment loss...............................          (0.01)
    Net realized and unrealized loss on investments...          (0.72)
                                                              -------
      Total from Investment Activities................          (0.73)
                                                              -------
   Net Asset Value, End of Period.....................        $  9.27
                                                              =======
   Total Return.......................................          (7.30%)*
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $ 3,812
   Net investment income net of waivers/reimbursements          (0.28%)**
   Expenses before waivers/reimbursements.............           5.35%**
   Expenses net of waivers/reimbursements.............           1.10%**
   Portfolio turnover.................................         177.51%

--------
(a) From commencement of operations on May 1, 2001 to December 31, 2001.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

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                             Financial Highlights

                                                       USAZ Alliance Capital
                                                            Technology
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $10.00
                                                              ------
   Investment Activities:
    Net investment loss...............................         (0.02)
    Net realized and unrealized gain on investments...          0.79
                                                              ------
      Total from Investment Activities................          0.77
                                                              ------
   Net Asset Value, End of Period.....................        $10.77
                                                              ======
   Total Return.......................................          7.70%*
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $8,718
   Net investment income net of waivers/reimbursements         (1.02%)**
   Expenses before waivers/reimbursements.............          3.19%**
   Expenses net of waivers/reimbursements.............          1.24%**
   Portfolio turnover.................................         10.69%

--------
(a) From commencement of operations on November 5, 2001 to December 31, 2001.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

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                             Financial Highlights

                                                          USAZ Templeton
                                                         Developed Markets
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $10.00
                                                              ------
   Investment Activities:
    Net investment loss...............................         (0.01)
    Net realized and unrealized gain on investments...          0.26
                                                              ------
      Total from Investment Activities................          0.25
                                                              ------
   Net Asset Value, End of Period.....................        $10.25
                                                              ======
   Total Return.......................................          2.50%*
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $5,324
   Net investment income net of waivers/reimbursements         (0.52%)**
   Expenses before waivers/reimbursements.............          3.56%**
   Expenses net of waivers/reimbursements.............          1.25%**
   Portfolio turnover.................................          0.00%

--------
(a) From commencement of operations on November 5, 2001 to December 31, 2001.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

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                             Financial Highlights

                                                        AZOA Global Opportunities Fund
                                                    ----------------------------------
                                                       Year Ended         Period Ended
                                                    December 31, 2001 December 31, 2000 (a)
                                                    ----------------- ---------------------
Net Asset Value, Beginning of Period...............      $  8.50             $ 10.00
                                                         -------             -------
Investment Activities:
 Net investment income/(loss)......................          -- *              (0.02)
 Net realized and unrealized loss on investments...        (2.00)              (1.48)
                                                         -------             -------
   Total from Investment Activities................        (2.00)              (1.50)
                                                         -------             -------
Dividends to Shareholders:
 Net investment income.............................        (0.01)                 --
                                                         -------             -------
   Total Dividends.................................        (0.01)                 --
                                                         -------             -------
Net Asset Value, End of Period.....................      $  6.49             $  8.50
                                                         =======             =======
Total Return.......................................       (23.57%)            (15.00%)**
Ratios to Average Net Assets/Supplementary Data:
Net Assets, End of Period (in thousands)...........      $ 7,067             $ 8,594
Net investment income net of waivers/reimbursements        (0.05%)             (0.17%)***
Expenses before waivers/reimbursements.............         2.78%               2.62%***
Expenses net of waivers/reimbursements.............         1.50%               1.51%***
Portfolio turnover.................................       103.81%              99.83%

--------
(a)  From commencement of operations on February 1, 2000 to December 31, 2000.
*    Net investment loss was less than one cent per share.
**   Total return for periods less than one year is not annualized.
***  Annualized.

              See accompanying notes to the financial statements.

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                             Financial Highlights

                                                           USAZ Alliance
                                                           Capital Large
                                                            Cap Growth
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $10.00
                                                              ------
   Investment Activities:
    Net realized and unrealized gain on investments...          0.55
                                                              ------
      Total from Investment Activities................          0.55
                                                              ------
   Net Asset Value, End of Period.....................        $10.55
                                                              ======
   Total Return.......................................          5.50%*
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $7,977
   Net investment income net of waivers/reimbursements         (0.12%)**
   Expenses before waivers/reimbursements.............          3.36%**
   Expenses net of waivers/reimbursements.............          1.09%**
   Portfolio turnover.................................          4.88%

--------
(a) From commencement of operations on November 5, 2001 to December 31, 2001.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

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                             Financial Highlights

                                                          USAZ Van Kampen
                                                              Growth
                                                               Fund
                                                       ---------------------
                                                            Year Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $ 10.00
                                                              -------
   Investment Activities:
    Net investment loss...............................          (0.03)
    Net realized and unrealized loss on investments...          (0.36)
                                                              -------
      Total from Investment Activities................          (0.39)
                                                              -------
   Net Asset Value, End of Period.....................        $  9.61
                                                              =======
   Total Return.......................................          (3.90%)*
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $ 5,461
   Net investment income net of waivers/reimbursements          (0.68%)**
   Expenses before waivers/reimbursements.............           4.46%**
   Expenses net of waivers/reimbursements.............           1.20%**
   Portfolio turnover.................................         103.16%

--------
(a) From commencement of operations on May 1, 2001 to December 31, 2001.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

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                             Financial Highlights

                                                                AZOA Growth Fund
                                            -----------------------------------------------------
                                               Year Ended        Year Ended         Period Ended
                                            December 31, 2001 December 31, 2000 December 31, 1999 (a)
                                            ----------------- ----------------- ---------------------
Net Asset Value, Beginning of Period.......      $  9.48           $ 10.85             $ 10.00
                                                 -------           -------             -------
Investment Activities:
 Net investment income.....................         0.04              0.02                  --
 Net realized and unrealized gain/(loss) on
   investments.............................        (1.81)            (1.13)               0.85
                                                 -------           -------             -------
   Total from Investment Activities........        (1.77)            (1.11)               0.85
                                                 -------           -------             -------
Dividends to Shareholders:
 Net investment income.....................        (0.04)            (0.02)                -- *
 Net realized gains........................           --             (0.17)                 --
 In excess of net realized gains...........           --             (0.07)                 --
                                                 -------           -------             -------
   Total Dividends.........................        (0.04)            (0.26)                 --
                                                 -------           -------             -------
Net Asset Value, End of Period.............      $  7.67           $  9.48             $ 10.85
                                                 =======           =======             =======
Total Return...............................       (18.72%)          (10.28%)              8.52%**
Ratios to Average Net Assets/
  Supplementary Data:
Net Assets, End of Period (in thousands)...      $11,376           $11,220             $11,214
Net investment income net of waivers/
  reimbursements...........................         0.48%             0.22%               0.12%***
Expenses before waivers/reimbursements.....         2.24%             1.99%               3.90%***
Expenses net of waivers/reimbursements.....         0.90%             0.90%               0.90%***
Portfolio turnover.........................        91.96%            58.91%               5.27%

--------
(a) From commencement of operations on November 9, 1999 to December 31, 1999.
* Distributions from net investment income were less than one cent per share. ** Total return for periods less than one year is not annualized.
*** Annualized.

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             Financial Highlights

                                                            USAZ PIMCO
                                                            Renaissance
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $10.00
                                                              ------
   Investment Activities:
    Net realized and unrealized gain on investments...          1.02
                                                              ------
      Total from Investment Activities................          1.02
                                                              ------
   Dividends to Shareholders:
    Net investment income.............................           -- *
                                                              ------
      Total Dividends.................................            --
                                                              ------
   Net Asset Value, End of Period.....................        $11.02
                                                              ======
   Total Return.......................................         10.20%**
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $9,197
   Net investment income net of waivers/reimbursements         (0.07)%***
   Expenses before waivers/reimbursements.............          2.96%***
   Expenses net of waivers/reimbursements.............          1.07%***
   Portfolio turnover.................................          8.84%

--------
(a) From commencement of operations on November 5, 2001 to December 31, 2001.
* Distributions from net investment income were less than one cent per share. ** Total return for periods less than one year is not annualized.
*** Annualized.

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             Financial Highlights


                                                            USAZ PIMCO
                                                               Value
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $10.00
                                                              ------
   Investment Activities:
    Net realized and unrealized gain on investments...          0.96
                                                              ------
      Total from Investment Activities................          0.96
                                                              ------
   Dividends to Shareholders:
    Net investment income.............................           -- *
                                                              ------
      Total Dividends.................................            --
                                                              ------
   Net Asset Value, End of Period.....................        $10.96
                                                              ======
   Total Return.......................................          9.63%**
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $6,461
   Net investment income net of waivers/reimbursements          0.11%***
   Expenses before waivers/reimbursements.............          3.43%***
   Expenses net of waivers/reimbursements.............          1.09%***
   Portfolio turnover.................................         15.83%

--------
(a) From commencement of operations on November 5, 2001 to December 31, 2001.
* Distributions from net investment income were less than one cent per share. ** Total return for periods less than one year is not annualized.
*** Annualized.

              See accompanying notes to the financial statements.

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                             Financial Highlights

                                                           USAZ American
                                                              Growth
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $ 10.00
                                                              -------
   Investment Activities:
    Net investment loss...............................          (0.01)
    Net realized and unrealized loss on investments...          (0.77)
                                                              -------
      Total from Investment Activities................          (0.78)
                                                              -------
   Net Asset Value, End of Period.....................        $  9.22
                                                              =======
   Total Return.......................................          (7.80%)*
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $ 6,209
   Net investment income net of waivers/reimbursements          (0.21%)**
   Expenses before waivers/reimbursements.............           3.81%**
   Expenses net of waivers/reimbursements.............           1.10%**
   Portfolio turnover.................................         160.81%

--------
(a) From commencement of operations on May 1, 2001 to December 31, 2001.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

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                             Financial Highlights

                                                          USAZ Van Kampen
                                                             Comstock
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $ 10.00
                                                              -------
   Investment Activities:
    Net investment income.............................           0.03
    Net realized and unrealized loss on investments...          (0.59)
                                                              -------
      Total from Investment Activities................          (0.56)
                                                              -------
   Dividends to Shareholders:
    Net investment income.............................          (0.03)
    Net realized gains................................          (0.02)
                                                              -------
      Total Dividends.................................          (0.05)
                                                              -------
   Net Asset Value, End of Period.....................        $  9.39
                                                              =======
   Total Return.......................................          (5.63%)*
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $17,029
   Net investment income net of waivers/reimbursements           1.01%**
   Expenses before waivers/reimbursements.............           3.01%**
   Expenses net of waivers/reimbursements.............           1.20%**
   Portfolio turnover.................................          32.23%

--------
(a) From commencement of operations on May 1, 2001 to December 31, 2001.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

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                             Financial Highlights

                                                            USAZ PIMCO
                                                         Growth and Income
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $10.00
                                                              ------
   Investment Activities:
    Net investment income.............................          0.02
    Net realized and unrealized gain on investments...          0.14
                                                              ------
      Total from Investment Activities................          0.16
                                                              ------
   Dividends to Shareholders:
    Net investment income.............................         (0.02)
                                                              ------
      Total Dividends.................................         (0.02)
                                                              ------
   Net Asset Value, End of Period.....................        $10.14
                                                              ======
   Total Return.......................................          1.63%*
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $5,165
   Net investment income net of waivers/reimbursements          1.54%**
   Expenses before waivers/reimbursements.............          3.70%**
   Expenses net of waivers/reimbursements.............          1.09%**
   Portfolio turnover.................................          6.46%

--------
(a) From commencement of operations on November 5, 2001 to December 31, 2001.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

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                             Financial Highlights

                                                          USAZ Van Kampen
                                                         Growth and Income
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $ 10.00
                                                              -------
   Investment Activities:
    Net investment income.............................           0.06
    Net realized and unrealized loss on investments...          (0.30)
                                                              -------
      Total from Investment Activities................          (0.24)
                                                              -------
   Dividends to Shareholders:
    Net investment income.............................          (0.06)
                                                              -------
      Total Dividends.................................          (0.06)
                                                              -------
   Net Asset Value, End of Period.....................        $  9.70
                                                              =======
   Total Return.......................................          (2.41%)*
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $16,401
   Net investment income net of waivers/reimbursements           1.00%**
   Expenses before waivers/reimbursements.............           2.71%**
   Expenses net of waivers/reimbursements.............           1.10%**
   Portfolio turnover.................................          56.31%

--------
(a) From commencement of operations on May 1, 2001 to December 31, 2001.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             Financial Highlights

                                                       USAZ Alliance Capital
                                                         Growth and Income
                                                               Fund
                                                       ---------------------
                                                           Period Ended
                                                       December 31, 2001 (a)
                                                       ---------------------
   Net Asset Value, Beginning of Period...............        $10.00
                                                              ------
   Investment Activities:
    Net investment income.............................          0.02
    Net realized and unrealized gain on investments...          0.45
                                                              ------
      Total from Investment Activities................          0.47
                                                              ------
   Dividends to Shareholders:
    Net investment income.............................         (0.02)
                                                              ------
      Total Dividends.................................         (0.02)
                                                              ------
   Net Asset Value, End of Period.....................        $10.45
                                                              ======
   Total Return.......................................          4.67%*
   Ratios to Average Net Assets/Supplementary Data:
   Net Assets, End of Period (in thousands)...........        $8,602
   Net investment income net of waivers/reimbursements          1.06%**
   Expenses before waivers/reimbursements.............          3.28%**
   Expenses net of waivers/reimbursements.............          1.09%**
   Portfolio turnover.................................          8.63%

--------
(a) From commencement of operations on November 5, 2001 to December 31, 2001.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             Financial Highlights

                                                                AZOA Diversified Assets Fund
                                                           -----------------------------------
                                                            Year Ended   Year Ended  Period Ended
                                                           December 31, December 31, December 31,
                                                               2001         2000       1999 (a)
                                                           ------------ ------------ ------------
Net Asset Value, Beginning of Period......................   $ 10.06      $ 10.23      $ 10.00
Investment Activities:
 Net investment income....................................      0.35         0.42         0.05
 Net realized and unrealized gains/(losses) on investments     (0.40)       (0.06)        0.23
                                                             -------      -------      -------
   Total from Investment Activities.......................     (0.05)        0.36         0.28
                                                             -------      -------      -------
Dividends to Shareholders:
 Net investment income....................................     (0.35)       (0.42)       (0.05)
 Net realized gains.......................................        --        (0.11)          --
                                                             -------      -------      -------
   Total Dividends........................................     (0.35)       (0.53)       (0.05)
                                                             -------      -------      -------
Net Asset Value, End of Period............................   $  9.66      $ 10.06      $ 10.23
                                                             =======      =======      =======
Total Return..............................................     (0.43%)       3.51%        2.81% *
Ratios to Average Net Assets/Supplementary Data:
Net Assets, End of Period (in thousands)..................   $15,625      $12,936      $10,371
Net investment income net of waivers/reimbursements.......      3.62%        4.17%        3.56%**
Expenses before waivers/reimbursements....................      1.86%        1.79%        3.80%**
Expenses net of waivers/reimbursements....................      0.99%        1.00%        1.00%**
Portfolio turnover........................................    136.89%       72.26%       52.17%

--------
(a) From commencement of operations on November 9, 1999 to December 31, 1999.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             Financial Highlights

                                                                AZOA Fixed Income Fund
                                               ------------------------------------------------------
                                                  Year Ended        Year Ended         Period Ended
                                               December 31, 2001 December 31, 2000 December 31, 1999 (a)
                                               ----------------- ----------------- ---------------------
Net Asset Value, Beginning of Period..........      $ 10.23           $  9.74             $10.00
                                                    -------           -------             ------
Investment Activities:
 Net investment income........................         0.55              0.61               0.08
 Net realized and unrealized gains/(losses) on
   investments................................         0.21              0.49              (0.26)
                                                    -------           -------             ------
   Total from Investment Activities...........         0.76              1.10              (0.18)
                                                    -------           -------             ------
Dividends to Shareholders:
 Net investment income........................        (0.55)            (0.61)             (0.08)
 Net realized gains...........................        (0.09)               --                 --
                                                    -------           -------             ------
   Total Dividends............................        (0.64)            (0.61)             (0.08)
                                                    -------           -------             ------
Net Asset Value, End of Period................      $ 10.35           $ 10.23             $ 9.74
                                                    =======           =======             ======
Total Return..................................         7.54%            11.71%             (1.79)%*
Ratios to Average Net Assets/
  Supplementary Data:
Net Assets, End of Period (in thousands)......      $21,791           $12,735             $9,908
Net investment income net of waivers/
  reimbursements..............................         5.28%             6.17%              5.71%**
Expenses before waivers/reimbursements........         1.63%             1.76%              3.77%**
Expenses net of waivers/reimbursements........         0.75%             0.75%              0.75%**
Portfolio turnover............................       142.03%           120.64%             55.81%

--------
(a) From commencement of operations on November 9, 1999 to December 31, 1999.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             Financial Highlights

                                                            AZOA Money Market Fund
                                                    ------------------------------------
                                                       Year Ended         Period Ended
                                                    December 31, 2001 December 31, 2000 (a)
                                                    ----------------- ---------------------
Net Asset Value, Beginning of Period...............     $  1.000             $ 1.000
                                                        --------             -------
Investment Activities:
 Net investment income.............................        0.032               0.051
                                                        --------             -------
   Total from Investment Activities................        0.032               0.051
                                                        --------             -------
Dividends to Shareholders:
 Net investment income.............................       (0.032)             (0.051)
                                                        --------             -------
   Total Dividends.................................       (0.032)             (0.051)
                                                        --------             -------
Net Asset Value, End of Period.....................     $  1.000             $ 1.000
                                                        ========             =======
Total Return.......................................         3.27%               5.21%*
Ratios to Average Net Assets/Supplementary Data:
Net Assets, End of Period (in thousands)...........     $104,481             $22,258
Net investment income net of waivers/reimbursements         2.53%               5.62%**
Expenses before waivers/reimbursements.............         1.21%               1.51%**
Expenses net of waivers/reimbursements.............         0.90%               0.90%**

--------
(a) From commencement of operations on February 1, 2000 to December 31, 2000.
*   Total return for periods less than one year is not annualized.
**  Annualized.

              See accompanying notes to the financial statements.

                         INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the USAllianz Variable Insurance Products Trust:

We have audited the accompanying statements of assets and liabilities of the USAllianz Variable Insurance Products Trust comprised of the USAZ Van Kampen Aggressive Growth Fund, USAZ Strategic Growth Fund, USAZ Alliance Capital Technology Fund, USAZ Templeton Developed Markets Fund, AZOA Global Opportunities Fund, USAZ Alliance Capital Large Cap Growth Fund, USAZ Van Kampen Growth Fund, AZOA Growth Fund, USAZ PIMCO Renaissance Fund, USAZ PIMCO Value Fund, USAZ American Growth Fund, USAZ Van Kampen Comstock Fund, USAZ PIMCO Growth and Income Fund, USAZ Van Kampen Growth and Income Fund, USAZ Alliance Capital Growth and Income Fund, AZOA Diversified Assets Fund, AZOA Fixed Income Fund, and AZOA Money Market Fund (collectively, the Funds), including the schedules of portfolio investments, as of December 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2001, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds as of December 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Columbus, Ohio
February 15, 2002

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

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The USAllianz VIP Funds are distributed by BISYS Fund Services. These funds are
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                                                                 ANNRPT1200 2/02